UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05002

Deutsche Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Alternative Asset Allocation VIP

Contents

3 Performance Summary

5 Portfolio Summary

5 Portfolio Management Team

6 Investment Portfolio

7 Statement of Assets and Liabilities

8 Statement of Operations

8 Statements of Changes in Net Assets

10 Financial Highlights

12 Notes to Financial Statements

16 Information About Your Fund's Expenses

17 Proxy Voting

18 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 1.64% and 1.93% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Alternative Asset Allocation VIP from 2/2/09 to 6/30/17
■ Deutsche Alternative Asset Allocation VIP — Class A ■ MSCI World Index ■ Bloomberg Barclays U.S. Aggregate Bond Index ■ Blended Index

The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Market countries.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Bloomberg Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,315	$10,213	$9,942	$11,222	$16,096
	Average annual total return	3.15%	2.13%	–0.20%	2.33%	5.82%
MSCI World Index	Growth of $10,000	$1,166	$11,820	$11,655	$17,144	$27,311
	Average annual total return	10.66%	18.20%	5.24%	11.38%	12.68%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,227	$9,969	$10,763	$11,157	$14,025
	Average annual total return	2.27%	–0.31%	2.48%	2.21%	4.10%
Blended Index	Growth of $10,000	$10,809	$11,236	$11,423	$15,167	$22,872
	Average annual total return	8.09%	12.36%	4.53%	8.69%	10.33%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through June 30, 2017, which is based on the performance period of the life of the Fund.

‡ Total returns shown for periods less than one year are not annualized.

Deutsche Alternative Asset Allocation VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,299	$10,181	$9,857	$11,070	$14,489
	Average annual total return	2.99%	1.81%	–0.48%	2.05%	4.67%
MSCI World Index	Growth of $10,000	$11,066	$11,820	$11,655	$17,144	$23,325
	Average annual total return	10.66%	18.20%	5.24%	11.38%	11.04%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,227	$9,969	$10,763	$11,157	$13,719
	Average annual total return	2.27%	–0.31%	2.48%	2.21%	3.99%
Blended Index	Growth of $10,000	$10,809	$11,236	$11,423	$15,167	$20,277
	Average annual total return	8.09%	12.36%	4.53%	8.69%	9.14%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through June 30, 2017, which is based on the performance period of the life of Class B.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	6/30/17	12/31/16

Real Asset	36%	34%
Deutsche Enhanced Commodity Strategy Fund	15%	17%
Deutsche Global Infrastructure Fund	14%	11%
Deutsche Real Estate Securities Fund	6%	6%
Deutsche Global Real Estate Securities Fund	1%	0%
Fixed Income — Nontraditional	36%	39%
Deutsche Enhanced Emerging Markets Fixed Income Fund	15%	18%
SPDR Bloomberg Barclays Convertible Securities ETF	11%	12%
VanEck Vectors JPMorgan EM Local Currency Bond ETF	8%	7%
WisdomTree Emerging Markets Local Debt ETF	2%	2%
Fixed Income — Real-Return	28%	27%
Deutsche Global Inflation Fund	17%	16%
Deutsche Floating Rate Fund	11%	11%
	100%	100%

* During the periods indicated, asset categories and investment strategies represented in the fund's portfolio fell into the following general themes; Real Asset, Fixed Income – Nontraditional and Fixed Income – Real Return. Real asset investments have a tangible or physical aspect such as real estate or commodities. Fixed income – nontraditional investments seek to provide diversification but may not be held in traditional portfolios. Fixed income – real return investments seek to provide a measure of inflation protection.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director
Darwei Kung, Managing Director

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

	Shares	Value ($)

Mutual Funds 70.1%
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	1,928,114	21,305,660
Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	2,198,381	20,884,621
Deutsche Floating Rate Fund "Institutional" (a)	1,828,581	15,232,082
Deutsche Global Inflation Fund "Institutional"* (a)	2,350,900	23,814,613
Deutsche Global Infrastructure Fund "Institutional" (a)	1,374,922	20,142,602
Deutsche Global Real Estate Securities Fund "Institutional" (a)	163,411	1,470,698
Deutsche Real Estate Securities Fund "Institutional" (a)	450,557	9,249,939
Total Mutual Funds (Cost $115,172,647)		112,100,215
	Shares	Value ($)

Fixed Income — Exchange-Traded Funds 18.7%
SPDR Bloomberg Barclays Convertible Securities	317,392	15,748,991
VanEck Vectors JPMorgan EM Local Currency Bond	581,098	10,976,941
WisdomTree Emerging Markets Local Debt	85,632	3,248,022
Total Fixed Income — Exchange-Traded Funds (Cost $28,108,876)		29,973,954

Cash Equivalents 11.3%
Deutsche Central Cash Management Government Fund, 1.03% (a) (b) (Cost $18,141,511)	18,141,511	18,141,511

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $161,423,034)†	100.1	160,215,680
Other Assets and Liabilities, Net	(0.1)	(183,213)
Net Assets	100.0	160,032,467

* Non-income producing security.

† The cost for federal income tax purposes was $163,222,458. At June 30, 2017, net unrealized depreciation for all securities based on tax cost was $3,006,778. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,278,736 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,285,514.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

EM: Emerging Markets

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$ 112,100,215	$ —	$ —	$ 112,100,215
Exchange-Traded Fund	29,973,954	—	—	29,973,954
Short-Term Investment	18,141,511	—	—	18,141,511
Total	$ 160,215,680	$ —	$ —	$ 160,215,680

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $133,314,158)	$ 130,241,726
Investments in non-affiliated Underlying Funds, at value (cost $28,108,876)	29,973,954
Total investments in securities, at value (cost $161,423,034)	160,215,680
Receivable for Fund shares sold	259,445
Interest receivable	12,721
Other assets	679
Total assets	160,488,525
Liabilities
Payable for Fund shares redeemed	335,683
Accrued management fee	294
Accrued Trustees' fees	2,275
Other accrued expenses and payables	117,806
Total liabilities	456,058
Net assets, at value	$ 160,032,467
Net Assets Consist of
Undistributed net investment income	1,157,962
Net unrealized appreciation (depreciation) on investments	(1,207,354)
Accumulated net realized gain (loss)	(3,758,519)
Paid-in capital	163,840,378
Net assets, at value	$ 160,032,467
Class A Net Asset Value, offering and redemption price per share ($25,227,812 ÷ 1,929,582 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.07
Class B Net Asset Value, offering and redemption price per share ($134,804,655 ÷ 10,305,359 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Income distributions from affiliated Underlying Funds	$ 1,038,925
Dividends	519,272
Total income	1,558,197
Expenses: Management fee	294,828
Administration fee	72,874
Record keeping fees (Class B)	24,565
Services to shareholders	1,614
Distribution service fee (Class B)	150,901
Custodian fee	3,036
Professional fees	33,405
Reports to shareholders	22,041
Registration fees	5
Trustees' fees and expenses	6,282
Other	2,260
Total expenses before expense reductions	611,811
Expense reductions	(267,115)
Total expenses after expense reductions	344,696
Net investment income (loss)	1,213,501
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(246,135)
Sale of non-affiliated Underlying Funds	151,452
(94,683)
Change in net unrealized appreciation (depreciation) on investments	3,209,567
Net gain (loss)	3,114,884
Net increase (decrease) in net assets resulting from operations	$ 4,328,385

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income	$ 1,213,501	$ 2,874,142
Net realized gain (loss)	(94,683)	(1,444,719)
Change in net unrealized appreciation (depreciation)	3,209,567	3,861,095
Net increase (decrease) in net assets resulting from operations	4,328,385	5,290,518
Distributions to shareholders from: Net investment income: Class A	(586,944)	(500,963)
Class B	(2,539,240)	(1,722,118)
Total distributions	(3,126,184)	(2,223,081)
Fund share transactions: Class A Proceeds from shares sold	2,143,341	4,188,144
Reinvestment of distributions	586,944	500,963
Payments for shares redeemed	(1,917,418)	(2,114,144)
Net increase (decrease) in net assets from Class A share transactions	812,867	2,574,963
Class B Proceeds from shares sold	30,317,930	27,389,957
Reinvestment of distributions	2,539,240	1,722,118
Payments for shares redeemed	(6,031,516)	(12,422,361)
Net increase (decrease) in net assets from Class B share transactions	26,825,654	16,689,714
Increase (decrease) in net assets	28,840,722	22,332,114
Net assets at beginning of period	131,191,745	108,859,631
Net assets at end of period (including undistributed net investment income of $1,157,962 and $3,070,645, respectively)	$ 160,032,467	$ 131,191,745
Other Information
Class A Shares outstanding at beginning of period	1,866,984	1,666,853
Shares sold	163,561	325,638
Shares issued to shareholders in reinvestment of distributions	45,046	39,415
Shares redeemed	(146,009)	(164,922)
Net increase (decrease) in Class A shares	62,598	200,131
Shares outstanding at end of period	1,929,582	1,866,984
Class B Shares outstanding at beginning of period	8,257,413	6,979,222
Shares sold	2,313,447	2,113,626
Shares issued to shareholders in reinvestment of distributions	194,727	135,280
Shares redeemed	(460,228)	(970,715)
Net increase (decrease) in Class B shares	2,047,946	1,278,191
Shares outstanding at end of period	10,305,359	8,257,413

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.60	$ 13.88	$ 13.75	$ 13.90	$ 13.24
Income (loss) from investment operations: Net investment income[a]	.12	.35	.29	.36	.26	.33
Net realized and unrealized gain (loss)	.29	.31	(1.13)	.13	(.13)	.93
Total from investment operations	.41	.66	(.84)	.49	.13	1.26
Less distributions from: Net investment income	(.31)	(.29)	(.41)	(.27)	(.28)	(.49)
Net realized gains	—	—	(.03)	(.09)	—	(.11)
Total distributions	(.31)	(.29)	(.44)	(.36)	(.28)	(.60)
Net asset value, end of period	$ 13.07	$ 12.97	$ 12.60	$ 13.88	$ 13.75	$ 13.90
Total Return (%)[b,c]	3.15**	5.30	(6.29)	3.50	.93	9.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	24	21	20	15	10
Ratio of expenses before expense reductions (%)[d,e]	.60*	.56	.53	.56	.64	.63
Ratio of expenses after expense reductions (%)[d,e]	.23*	.27	.33	.32	.27	.30
Ratio of net investment income (%)	1.87*	2.70	2.19	2.54	1.86	2.46
Portfolio turnover rate (%)	4**	51	21	28	40	22

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e] Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Class B	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 12.96	$ 12.59	$ 13.87	$ 13.74	$ 13.88	$ 13.23
Income (loss) from investment operations: Net investment income[a]	.11	.31	.25	.31	.22	.30
Net realized and unrealized gain (loss)	.28	.31	(1.12)	.14	(.11)	.91
Total from investment operations	.39	.62	(.87)	.45	.11	1.21
Less distributions from: Net investment income	(.27)	(.25)	(.38)	(.23)	(.25)	(.45)
Net realized gains	—	—	(.03)	(.09)	—	(.11)
Total distributions	(.27)	(.25)	(.41)	(.32)	(.25)	(.56)
Net asset value, end of period	$ 13.08	$ 12.96	$ 12.59	$ 13.87	$ 13.74	$ 13.88
Total Return (%)[b,c]	2.99**	4.99	(6.54)	3.24	.75	9.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	107	88	94	84	62
Ratio of expenses before expense reductions (%)[d,e]	89*	.85	.83	.86	.93	.88
Ratio of expenses after expense reductions (%)[d,e]	.52*	.57	.62	.57	.52	.55
Ratio of net investment income (%)	1.62*	2.45	1.84	2.22	1.57	2.25
Portfolio turnover rate (%)	4**	51	21	28	40	22

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e] Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Alternative Asset Allocation VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") and derivative investments. Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." During the six months ended June 30, 2017, the Fund primarily invested in underlying Deutsche Funds and non-affiliated ETFs. Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying Deutsche Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETF securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2016, the Fund had approximately $1,864,000 of long-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $23,277,223 and $1,939,000, respectively. Purchases and sales of Non-affiliated ETFs aggregated $8,240,528 and $3,464,522, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Deutsche Funds.

The Fund does not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At June 30, 2017, the Fund held approximately 23% of Deutsche Global Inflation Fund, and 18% of Deutsche Enhanced Emerging Markets Fixed Income Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other Deutsche Funds	.20%
On assets invested in all other assets not considered Deutsche Funds	1.20%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

For the period from January 1, 2017 through September 30, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.23%
Class B	.53%

In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period July 17, 2017 through September 30, 2018 to the extent necessary to maintain the fund’s total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of each class as follows:

Class A	.86%
Class B	1.15%

For the six months ended June 30, 2017, the Advisor has voluntarily agreed to waive 0.15% of its management fee.

For the six months ended June 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 46,095
Class B	221,020
$ 267,115

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $72,874, of which $13,061 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2017
Class A	$ 65	$ 32
Class B	116	52
	$ 181	$ 84

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2017, the Distribution Service Fee aggregated $150,901, of which $27,353 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,258, of which $4,414 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At June 30, 2017, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%. Three participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 42%, 36% and 16%, respectively.

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the six months ended June 30, 2017 is as follows:

Affiliate	Value ($) at 12/31/2016	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 6/30/2017
Deutsche Enhanced Commodity Strategy Fund	18,836,483	3,933,201	—	—	41,201	21,305,660
Deutsche Enhanced Emerging Markets Fixed Income Fund	20,632,739	1,349,040	1,939,000	(246,135)	355,041	20,884,621
Deutsche Floating Rate Fund	12,592,284	2,849,380	—	—	341,380	15,232,082
Deutsche Global Inflation Fund	18,478,680	4,990,000	—	—	—	23,814,613
Deutsche Global Infrastructure Fund	12,207,777	6,712,935	—	—	156,935	20,142,602
Deutsche Global Real Estate Securities Fund	422,249	1,000,789	—	—	4,789	1,470,698
Deutsche Real Estate Securities Fund	6,637,281	2,441,878	—	—	90,878	9,249,939
Deutsche Central Cash Management Government Fund	18,239,998	28,397,129	28,495,616	—	48,701	18,141,511
Total	108,047,491	51,674,352	30,434,616	(246,135)	1,038,925	130,241,726

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,031.50	$ 1,029.90
Expenses Paid per $1,000*	$ 1.16	$ 2.62
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/3/17	$ 1,023.65	$ 1,022.22
Expenses Paid per $1,000*	$ 1.15	$ 2.61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	.23%	.52%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Alternative Asset Allocation VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2016.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also requested and received information regarding DIMA’s oversight of sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that DIMA agreed to voluntarily waive a portion (0.15%) of the Fund’s management fee. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

VS2AAA-3 (R-028379-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche CROCI® U.S. VIP

(formerly Deutsche Large Cap Value VIP)

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

8 Statement of Assets and Liabilities

8 Statement of Operations

9 Statements of Changes in Net Assets

11 Financial Highlights

12 Notes to Financial Statements

16 Information About Your Fund's Expenses

17 Proxy Voting

18 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The fund will be managed using the CROCI® Investment Process which is based on portfolio management's belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund. Stocks may decline in value. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.81% and 1.13% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche CROCI® U.S. VIP
■ Deutsche CROCI® U.S. VIP — Class A ■ S&P 500 Index

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to October 3, 2016, the Fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Yearly periods ended June 30

Comparative Results
Deutsche CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,195	$11,697	$10,264	$15,178	$14,842
	Average annual total return	11.95%	16.97%	0.87%	8.70%	4.03%
S&P 500® Index	Growth of $10,000	$10,934	$11,790	$13,170	$19,792	$20,008
	Average annual total return	9.34%	17.90%	9.61%	14.63%	7.18%
Deutsche CROCI® U.S. VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,180	$11,671	$10,180	$14,957	$14,391
	Average annual total return	11.80%	16.71%	0.60%	8.38%	3.71%
S&P 500® Index	Growth of $10,000	$10,934	$11,790	$13,170	$19,792	$20,008
	Average annual total return	9.34%	17.90%	9.61%	14.63%	7.18%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/17	12/31/16

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

Consumer Discretionary	25%	15%
Information Technology	20%	12%
Industrials	15%	12%
Health Care	13%	17%
Consumer Staples	12%	17%
Financials	8%	—
Utilities	5%	21%
Materials	2%	3%
Telecommunication Services	—	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Di Kumble, CFA, Managing Director
John Moody, Vice President

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 24.5%
Distributors 2.4%
Genuine Parts Co.	64,277	5,962,335
Household Durables 2.5%
D.R. Horton, Inc.	175,516	6,067,588
Media 14.9%
CBS Corp. "B"	96,126	6,130,916
Comcast Corp. "A"	151,974	5,914,828
Discovery Communications, Inc. "A"* (a)	228,296	5,896,886
Time Warner, Inc.	60,798	6,104,727
Twenty-First Century Fox, Inc. "A"	219,492	6,220,404
Walt Disney Co.	55,137	5,858,306
		36,126,067
Multiline Retail 2.3%
Target Corp.	106,724	5,580,598
Textiles, Apparel & Luxury Goods 2.4%
Michael Kors Holdings Ltd.*	162,033	5,873,696
Consumer Staples 12.3%
Beverages 7.4%
Coca-Cola Co.	135,449	6,074,888
Dr. Pepper Snapple Group, Inc.	65,343	5,953,401
PepsiCo, Inc.	52,182	6,026,499
		18,054,788
Food & Staples Retailing 2.4%
Wal-Mart Stores, Inc.	75,629	5,723,603
Household Products 2.5%
Procter & Gamble Co.	69,037	6,016,574
Financials 7.7%
Banks 5.2%
JPMorgan Chase & Co.	70,544	6,447,722
U.S. Bancorp.	116,816	6,065,087
		12,512,809
Consumer Finance 2.5%
Capital One Financial Corp.	74,886	6,187,081
Health Care 13.0%
Biotechnology 5.5%
Amgen, Inc.	38,768	6,677,013
Gilead Sciences, Inc.	92,558	6,551,255
		13,228,268
Pharmaceuticals 7.5%
Johnson & Johnson	46,644	6,170,535
Merck & Co., Inc.	92,695	5,940,822
Pfizer, Inc.	184,843	6,208,876
		18,320,233
Industrials 14.9%
Aerospace & Defense 4.9%
Raytheon Co.	36,936	5,964,425
United Technologies Corp.	48,945	5,976,674
		11,941,099
	Shares	Value ($)

Industrial Conglomerates 7.4%
3M Co.	29,987	6,242,993
General Electric Co.	211,569	5,714,479
Honeywell International, Inc.	45,206	6,025,508
		17,982,980
Machinery 2.6%
Illinois Tool Works, Inc.	43,351	6,210,031
Information Technology 19.7%
Communications Equipment 2.4%
Cisco Systems, Inc.	188,534	5,901,114
IT Services 4.9%
Amdocs Ltd.	92,608	5,969,512
International Business Machines Corp.	38,961	5,993,370
		11,962,882
Semiconductors & Semiconductor Equipment 4.6%
Intel Corp.	167,132	5,639,034
Lam Research Corp.	39,005	5,516,477
		11,155,511
Software 5.5%
CA, Inc.	188,265	6,489,495
Oracle Corp.	133,729	6,705,172
		13,194,667
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	38,787	5,586,104
Materials 2.6%
Chemicals
LyondellBasell Industries NV "A"	74,214	6,262,919
Utilities 4.9%
Electric Utilities 2.5%
Edison International	75,755	5,923,283
Multi-Utilities 2.4%
DTE Energy Co.	55,963	5,920,326
Total Common Stocks (Cost $228,757,957)		241,694,556

Securities Lending Collateral 2.5%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (b) (c) (Cost $6,104,350)	6,104,350	6,104,350

Cash Equivalents 0.5%
Deutsche Central Cash Management Government Fund, 1.03% (b) (Cost $1,251,015)	1,251,015	1,251,015

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $236,113,322)†	102.6	249,049,921
Other Assets and Liabilities, Net	(2.6)	(6,367,535)
Net Assets	100.0	242,682,386

* Non-income producing security.

† The cost for federal income tax purposes was $236,202,223. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $12,847,698. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,283,613 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,435,915.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $5,894,406, which is 2.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 241,694,556	$ —	$ —	$ 241,694,556
Short-Term Investment (d)	7,355,365	—	—	7,355,365
Total	$ 249,049,921	$ —	$ —	$ 249,049,921

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $228,757,957) — including $5,894,406 of securities loaned	$ 241,694,556
Investment in Deutsche Government & Agency Securities Portfolio (cost $6,104,350)*	6,104,350
Investment in Deutsche Central Cash Management Government Fund (cost $1,251,015)	1,251,015
Total investments in securities, at value (cost $236,113,322)	249,049,921
Receivable for Fund shares sold	1,377
Dividends receivable	466,488
Interest receivable	1,490
Due from Advisor	62,466
Other assets	1,263
Total assets	249,583,005
Liabilities
Payable upon return of securities loaned	6,104,350
Payable for Fund shares redeemed	606,293
Accrued management fee	107,968
Accrued Trustees' fees	1,327
Other accrued expenses and payables	80,681
Total liabilities	6,900,619
Net assets, at value	$ 242,682,386
Net Assets Consist of
Undistributed net investment income	2,207,861
Net unrealized appreciation (depreciation) on investments	12,936,599
Accumulated net realized gain (loss)	(9,261,837)
Paid-in capital	236,799,763
Net assets, at value	$ 242,682,386
Class A Net Asset Value, offering and redemption price per share ($239,035,903 ÷ 15,762,742 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.16
Class B Net Asset Value, offering and redemption price per share ($3,646,483 ÷ 239,608 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.22

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Dividends	$ 2,885,281
Income distributions — Deutsche Central Cash Management Government Fund	4,969
Securities lending income, net of borrower rebates	661
Total income	2,890,911
Expenses: Management fee	772,419
Administration fee	118,834
Services to shareholders	2,433
Record keeping fees (Class B)	1,286
Distribution service fees (Class B)	4,398
Custodian fee	4,533
Professional fees	39,214
Reports to shareholders	16,744
Trustees' fees and expenses	7,421
Other	7,973
Total expenses before expense reductions	975,255
Expense reductions	(114,199)
Total expenses after expense reductions	861,056
Net investment income	$ 2,029,855
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	13,625,898
Payments by affiliates (see Note F)	62,466
13,688,364
Change in net unrealized appreciation (depreciation) on investments	11,220,435
Net gain (loss)	24,908,799
Net increase (decrease) in net assets resulting from operations	26,938,654

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income	$ 2,029,855	$ 4,001,244
Net realized gain (loss)	13,688,364	(20,531,633)
Change in net unrealized appreciation (depreciation)	11,220,435	1,399,099
Net increase (decrease) in net assets resulting from operations	26,938,654	(15,131,290)
Distributions to shareholders from: Net investment income: Class A	(3,625,439)	(2,434,486)
Class B	(42,548)	(25,893)
Net realized gains: Class A	—	(12,035,759)
Class B	—	(185,570)
Total distributions	(3,667,987)	(14,681,708)
Fund share transactions: Class A Proceeds from shares sold	2,218,573	5,510,987
Reinvestment of distributions	3,625,439	14,470,245
Payments for shares redeemed	(17,052,008)	(56,264,127)
Net increase (decrease) in net assets from Class A share transactions	(11,207,996)	(36,282,895)
Class B Proceeds from shares sold	84,526	525,700
Reinvestment of distributions	42,548	211,463
Payments for shares redeemed	(344,183)	(1,258,566)
Net increase (decrease) in net assets from Class B share transactions	(217,109)	(521,403)
Increase (decrease) in net assets	11,845,562	(66,617,296)
Net assets at beginning of period	230,836,824	297,454,120
Net assets at end of period (including undistributed net investment income of $2,207,861 and $3,845,993, respectively)	$ 242,682,386	$ 230,836,824
Other Information
Class A Shares outstanding at beginning of period	16,529,732	19,157,658
Shares sold	152,519	405,203
Shares issued to shareholders in reinvestment of distributions	245,460	1,079,869
Shares redeemed	(1,164,969)	(4,112,998)
Net increase (decrease) in Class A shares	(766,990)	(2,627,926)
Shares outstanding at end of period	15,762,742	16,529,732
Class B Shares outstanding at beginning of period	254,820	291,996
Shares sold	5,693	38,734
Shares issued to shareholders in reinvestment of distributions	2,869	15,722
Shares redeemed	(23,774)	(91,632)
Net increase (decrease) in Class B shares	(15,212)	(37,176)
Shares outstanding at end of period	239,608	254,820

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 13.75	$ 15.29	$ 17.38	$ 15.97	$ 12.45	$ 11.56
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.23	.11	.24	.26	.25
Net realized and unrealized gain (loss)	1.52	(.93)	(1.20)	1.45	3.54	.87
Total from investment operations	1.64	(.70)	(1.09)	1.69	3.80	1.12
Less distributions from: Net investment income	(.23)	(.14)	(.25)	(.28)	(.28)	(.23)
Net realized gains on investment transactions	—	(.70)	(.75)	—	—	—
Total distributions	(.23)	(.84)	(1.00)	(.28)	(.28)	(.23)
Net asset value, end of period	$ 15.16	$ 13.75	$ 15.29	$ 17.38	$ 15.97	$ 12.45
Total Return (%)[b]	11.95c**	(4.39)	(6.87)	10.72	30.89	9.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	239	227	293	430	432	377
Ratio of expenses before expense reductions (%)[d]	.82*	.81	.78	.78	.78	.78
Ratio of expenses after expense reductions (%)[d]	.72*	.74	.73	.73	.74	.77
Ratio of net investment income (loss) (%)	1.71*	1.66	.65	1.43	1.82	2.04
Portfolio turnover rate (%)	53**	293	121	133	54	63

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d] Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized ** Not annualized

Class B	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 13.78	$ 15.31	$ 17.40	$ 15.99	$ 12.46	$ 11.57
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.19	.06	.18	.22	.21
Net realized and unrealized gain (loss)	1.52	(.92)	(1.21)	1.46	3.55	.88
Total from investment operations	1.62	(.73)	(1.15)	1.64	3.77	1.09
Less distributions from: Net investment income	(.18)	(.10)	(.19)	(.23)	(.24)	(.20)
Net realized gains on investment transactions	—	(.70)	(.75)	—	—	—
Total distributions	(.18)	(.80)	(.94)	(.23)	(.24)	(.20)
Net asset value, end of period	$ 15.22	$ 13.78	$ 15.31	$ 17.40	$ 15.99	$ 12.46
Total Return (%)[b]	11.80c**	(4.62)	(7.16)	10.36	30.54	9.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4	5	5	4
Ratio of expenses before expense reductions (%)[d]	1.15*	1.13	1.10	1.09	1.09	1.09
Ratio of expenses after expense reductions (%)[d]	1.03*	1.05	1.04	1.04	1.05	1.08
Ratio of net investment income (loss) (%)	1.40*	1.37	.35	1.10	1.52	1.73
Portfolio turnover rate (%)	53**	293	121	133	54	63

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d] Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche CROCI® U.S. VIP (formerly Deutsche Large Cap Value VIP) (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $22,862,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($20,822,000) and long-term losses ($2,040,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment transactions (excluding short-term investments) aggregated $126,574,448 and $136,836,183, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.72%
Class B	1.03%

For the six months ended June 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 112,176
Class B	2,023
$ 114,199

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $118,834, of which $20,014 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2017
Class A	$ 195	$ 97
Class B	111	50
	$ 306	$ 147

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2017, the Distribution Service Fee aggregated $4,398, of which $744 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,973, of which $4,412 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $50.

D. Ownership of the Fund

At June 30, 2017, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 51%, 27% and 16%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 63% and 14%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

F. Payment by Affiliate

During the six months ended June 30, 2017, the Advisor agreed to reimburse the Fund $62,466 for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy. The amount reimbursed was 0.03% of the Fund's average net assets.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,119.50	$ 1,118.00
Expenses Paid per $1,000*	$ 3.78	$ 5.41
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,021.22	$ 1,019.69
Expenses Paid per $1,000*	$ 3.61	$ 5.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche CROCI® U.S. VIP	.72%	1.03%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Large Cap Value VIP’s (now known as the Deutsche CROCI® U.S. VIP) (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that on or about October 3, 2016, the Fund would change its investment strategy and portfolio managers. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2CUS-3 (R-028386-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Global Equity VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

8 Statement of Assets and Liabilities

8 Statement of Operations

9 Statements of Changes in Net Assets

11 Financial Highlights

12 Notes to Financial Statements

16 Information About Your Fund's Expenses

17 Proxy Voting

18 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 1.03% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Equity VIP
■ Deutsche Global Equity VIP — Class A ■ MSCI All Country World Index

The MSCI All Country World Index captures large and mid cap representation across 23 Developed Markets and 23 Emerging Markets countries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Global Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,408	$11,755	$11,542	$16,367	$11,444
	Average annual total return	14.08%	17.55%	4.90%	10.36%	1.36%
MSCI All Country World Index	Growth of $10,000	$11,148	$11,878	$11,517	$16,506	$14,396
	Average annual total return	11.48%	18.78%	4.82%	10.54%	3.71%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/17	12/31/16

Common Stocks	96%	98%
Cash Equivalents	3%	1%
Preferred Stock	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

Information Technology	23%	21%
Health Care	21%	20%
Financials	17%	13%
Consumer Staples	12%	12%
Industrials	8%	8%
Consumer Discretionary	6%	9%
Materials	6%	7%
Energy	4%	6%
Telecommunication Services	2%	2%
Real Estate	1%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

United States	55%	55%
Canada	8%	7%
Switzerland	8%	7%
United Kingdom	6%	6%
Germany	6%	6%
Sweden	3%	3%
China	2%	1%
Finland	2%	2%
Luxembourg	2%	2%
Ireland	2%	2%
Japan	1%	3%
Other	5%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Sebastian P. Werner, PhD, Director
Mark Schumann, CFA, Director

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 95.8%
Australia 0.9%
Australia & New Zealand Banking Group Ltd. (Cost $434,670)	19,800	437,069
Austria 0.0%
Immofinanz AG* (Cost $0)	887	2,027
Canada 8.1%
Agnico Eagle Mines Ltd.	25,500	1,150,560
Alimentation Couche-Tard, Inc. "B"	16,600	795,694
Brookfield Asset Management, Inc. "A"	33,000	1,295,011
Toronto-Dominion Bank	11,100	559,365
Trisura Group Ltd.* (a)	193	3,230
(Cost $2,623,154)		3,803,860
China 2.0%
Alibaba Group Holding Ltd. (ADR)*	2,100	295,890
Tencent Holdings Ltd.	18,400	657,997
(Cost $655,132)		953,887
Finland 1.9%
Sampo Oyj "A" (Cost $824,246)	17,500	896,844
Germany 5.2%
Allianz SE (Registered)	4,400	866,389
BASF SE	3,000	277,851
Fresenius Medical Care AG & Co. KGaA	13,700	1,317,046
(Cost $1,763,257)		2,461,286
Hong Kong 0.6%
AIA Group Ltd. (Cost $246,513)	41,400	302,515
Ireland 1.7%
Kerry Group PLC "A" (b)	1,579	135,963
Kerry Group PLC "A" (b)	7,921	681,508
(Cost $660,575)		817,471
Japan 1.5%
Japan Tobacco, Inc. (Cost $671,352)	20,000	701,845
Luxembourg 1.8%
Eurofins Scientific (Cost $331,302)	1,500	844,877
Malaysia 0.6%
IHH Healthcare Bhd. (Cost $277,346)	213,000	285,313
Mexico 0.9%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $398,597)	4,400	432,696
Norway 0.5%
Marine Harvest ASA* (Cost $143,938)	12,600	215,666
Philippines 0.7%
Universal Robina Corp. (Cost $459,003)	100,000	322,830
Sweden 2.8%
Assa Abloy AB "B"	30,000	659,133
Essity AB "B"*	18,400	503,425
	Shares	Value ($)

Svenska Cellulosa AB "B"	18,400	139,233
(Cost $1,005,008)		1,301,791
Switzerland 7.3%
Comet Holding AG (Registered)*	2,600	324,560
Lonza Group AG (Registered)*	3,100	670,174
Nestle SA (Registered)	12,015	1,045,627
Roche Holding AG (Genusschein)	3,700	942,267
u-blox Holding AG*	2,500	468,766
(Cost $2,419,277)		3,451,394
United Kingdom 6.4%
Aon PLC	8,000	1,063,600
Compass Group PLC	34,615	730,374
Halma PLC	43,000	616,058
Spirax-Sarco Engineering PLC	8,300	578,353
(Cost $2,165,098)		2,988,385
United States 52.9%
A.O. Smith Corp.	7,000	394,310
Acadia Healthcare Co., Inc.* (a)	12,000	592,560
Activision Blizzard, Inc.	16,943	975,409
Allergan PLC	2,700	656,343
Alliance Data Systems Corp.	2,000	513,380
Alphabet, Inc. "A"*	880	818,118
American Express Co.	5,900	497,016
AMETEK, Inc.	13,000	787,410
Amphenol Corp. "A"	17,400	1,284,468
Apple, Inc.	6,500	936,130
Applied Materials, Inc.	22,000	908,820
Biogen, Inc.*	1,400	379,904
Bristol-Myers Squibb Co.	9,000	501,480
CBRE Group, Inc. "A"*	7,100	258,440
Celgene Corp.*	8,500	1,103,895
CVS Health Corp.	5,600	450,576
Danaher Corp.	9,500	801,705
Ecolab, Inc.	5,000	663,750
EOG Resources, Inc.	6,100	552,172
EPAM Systems, Inc.*	4,900	412,041
Evolent Health, Inc. "A"*	10,300	261,105
Exxon Mobil Corp.	6,200	500,526
Facebook, Inc. "A"*	4,230	638,645
Fidelity National Information Services, Inc.	4,500	384,300
General Electric Co.	16,500	445,665
JPMorgan Chase & Co.	10,300	941,420
L Brands, Inc.	3,000	161,670
LKQ Corp.*	14,000	461,300
Marcus & Millichap, Inc.*	7,000	184,520
Mastercard, Inc. "A"	10,500	1,275,225
Noble Energy, Inc.	13,200	373,560
Progressive Corp.	21,500	947,935
Schlumberger Ltd.	5,700	375,288
Scotts Miracle-Gro Co.	5,000	447,300
T-Mobile U.S., Inc.*	13,000	788,060
Time Warner, Inc.	8,500	853,485
TJX Companies, Inc.	9,600	692,832
Union Pacific Corp.	3,500	381,185
United Technologies Corp.	4,000	488,440
Zoetis, Inc.	13,200	823,416
(Cost $19,745,391)		24,913,804
Total Common Stocks (Cost $34,823,859)		45,133,560
	Shares	Value ($)

Preferred Stock 0.7%
Germany
Draegerwerk AG & Co. KGaA (Cost $214,962)	3,000	315,610

Securities Lending Collateral 1.3%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (c) (d) (Cost $603,925)	603,925	603,925

	Shares	Value ($)

Cash Equivalents 3.1%
Deutsche Central Cash Management Government Fund, 1.03% (c) (Cost $1,440,239)	1,440,239	1,440,239

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $37,082,985)†	100.9	47,493,334
Other Assets and Liabilities, Net	(0.9)	(406,338)
Net Assets	100.0	47,086,996

* Non-income producing security.

† The Cost for federal income tax purposes was $37,184,681. At June 30, 2017, net unrealized appreciation for all securities based on tax Cost was $10,308,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax Cost of $11,429,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax Cost over value of $1,120,904.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $590,852, which is 1.3% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ 437,069	$ —	$ —	$ 437,069
Austria	2,027	—	—	2,027
Canada	3,803,860	—	—	3,803,860
China	953,887	—	—	953,887
Finland	896,844	—	—	896,844
Germany	2,461,286	—	—	2,461,286
Hong Kong	302,515	—	—	302,515
Ireland	817,471	—	—	817,471
Japan	701,845	—	—	701,845
Luxembourg	844,877	—	—	844,877
Malaysia	285,313	—	—	285,313
Mexico	432,696	—	—	432,696
Norway	215,666	—	—	215,666
Philippines	322,830	—	—	322,830
Sweden	1,301,791	—	—	1,301,791
Switzerland	3,451,394	—	—	3,451,394
United Kingdom	2,988,385	—	—	2,988,385
United States	24,913,804	—	—	24,913,804
Preferred Stock	315,610	—	—	315,610
Short-Term Investments (e)	2,044,164	—	—	2,044,164
Total	$ 47,493,334	$ —	$ —	$ 47,493,334

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the period ended June 30, 2017, the amount of the transfers between Level 2 and Level 1 was $13,501,521.

Transfers between price levels are recognized at the beginning of the reporting year.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (Cost $35,038,821) — including $590,852 of securities loaned	$ 45,449,170
Investment in Deutsche Government & Agency Securities Portfolio (Cost $603,925)*	603,925
Investment in Deutsche Central Cash Management Government Fund (Cost $1,440,239)	1,440,239
Total investments in securities, at value (Cost $37,082,985)	47,493,334
Foreign currency, at value (Cost $207,903)	210,982
Dividends receivable	74,177
Interest receivable	1,336
Foreign taxes recoverable	40,671
Other assets	286
Total assets	47,820,786
Liabilities
Payable upon return of securities loaned	603,925
Payable for Fund shares redeemed	52,714
Accrued management fee	17,299
Accrued Trustees' fees	414
Other accrued expenses and payables	59,438
Total liabilities	733,790
Net assets, at value	$ 47,086,996
Net Assets Consist of
Undistributed net investment income	227,603
Net unrealized appreciation (depreciation) on: Investments	10,410,349
Foreign currency	4,228
Accumulated net realized gain (loss)	(38,678,337)
Paid-in capital	75,123,153
Net assets, at value	$ 47,086,996
Class A Net Asset Value, offering and redemption price per share ($47,086,996 ÷ 4,374,924 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.76

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,612)	$ 452,883
Income distributions — Deutsche Central Cash Management Government Fund	2,217
Securities lending income, including income from Government & Agency Securities Portfolio, net of borrower rebates	5,546
Total income	460,646
Expenses: Management fee	147,138
Administration fee	22,637
Services to shareholders	221
Custodian fee	11,310
Professional fees	37,272
Reports to shareholders	10,860
Trustees' fees and expenses	2,499
Other	7,611
Total expenses before expense reductions	239,548
Expense reductions	(24,500)
Total expenses after expense reductions	215,048
Net investment income	245,598
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	587,863
Foreign currency	(217)
587,646
Change in net unrealized appreciation (depreciation) on: Investments	5,146,541
Foreign currency	10,957
5,157,498
Net gain (loss)	5,745,144
Net increase (decrease) in net assets resulting from operations	$ 5,990,742

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income	$ 245,598	$ 218,495
Net realized gain (loss)	587,646	1,040,800
Change in net unrealized appreciation (depreciation)	5,157,498	1,213,259
Net increase (decrease) in net assets resulting from operations	5,990,742	2,472,554
Distributions to shareholders from: Net investment income: Class A	(233,988)	(336,718)
Fund share transactions: Class A Proceeds from shares sold	756,579	1,414,193
Reinvestment of distributions	233,988	336,718
Payments for shares redeemed	(3,152,187)	(9,403,270)
Net increase (decrease) in net assets from Class A share transactions	(2,161,620)	(7,652,359)
Increase (decrease) in net assets	3,595,134	(5,516,523)
Net assets at beginning of period	43,491,862	49,008,385
Net assets at end of period (including undistributed net investment income of $227,603 and $215,993, respectively)	$ 47,086,996	$ 43,491,862
Other Information
Class A Shares outstanding at beginning of period	4,587,493	5,446,357
Shares sold	73,220	152,025
Shares issued to shareholders in reinvestment of distributions	22,499	36,640
Shares redeemed	(308,288)	(1,047,529)
Net increase (decrease) in Class A shares	(212,569)	(858,864)
Shares outstanding at end of period	4,374,924	4,587,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.48	$ 9.00	$ 9.21	$ 9.27	$ 7.96	$ 6.98
Income (loss) from investment operations: Net investment income[a]	.05	.04	.05	.06	.14	.18
Net realized and unrealized gain (loss)	1.28	.51	(.21)	.04	1.37	1.01
Total from investment operations	1.33	.55	(.16)	.10	1.51	1.19
Less distributions from: Net investment income	(.05)	(.07)	(.05)	(.16)	(.20)	(.21)
Net asset value, end of period	$ 10.76	$ 9.48	$ 9.00	$ 9.21	$ 9.27	$ 7.96
Total Return (%)	14.08b**	6.11[b,c]	(1.75)[b]	1.14	19.31[b]	17.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	43	49	68	73	67
Ratio of expenses before expense reductions (%)[d]	1.06*	1.03	1.00	.95	1.06	1.02
Ratio of expenses after expense reductions (%)[d]	.95*	.95	.91	.95	.99	1.02
Ratio of net investment income (%)	1.09*	.49	.58	.59	1.69	2.46
Portfolio turnover rate (%)	6**	46	79	78	139	18

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reimbursed.

[c] Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.

[d] Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Equity VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $39,164,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 ($39,164,000), the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, expiration of capital loss carryforward and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment transactions (excluding short-term investments) aggregated $2,645,538 and $5,650,894, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.95%.

For the six months ended June 30, 2017, fees waived and/or expenses reimbursed were $24,500.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $22,637, of which $3,898 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC aggregated $40, of which $20 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,619, of which $5,349 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2017, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $393.

D. Ownership of the Fund

At June 30, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 74% and 25%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,140.80
Expenses Paid per $1,000*	$ 5.04
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,020.08
Expenses Paid per $1,000*	$ 4.76

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Equity VIP	.95%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Equity VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience,seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2GE-3 (R-028380-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Global Growth VIP

(Effective on or about October 1, 2017, Deutsche Global Growth VIP will be renamed Deutsche International Growth VIP.)

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

10 Statement of Assets and Liabilities

10 Statement of Operations

11 Statements of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

19 Information About Your Fund's Expenses

20 Proxy Voting

21 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 1.66% and 1.98% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Growth VIP
■ Deutsche Global Growth VIP — Class A ■ MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

The growth of $10,000 is cumulative.

Comparative Results
Deutsche Global Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,563	$11,939	$11,331	$16,333	$11,988
	Average annual total return	15.63%	19.39%	4.25%	10.31%	1.83%
MSCI World Index	Growth of $10,000	$11,066	$11,820	$11,655	$17,144	$14,756
	Average annual total return	10.66%	18.20%	5.24%	11.38%	3.97%
Deutsche Global Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,564	$11,928	$11,230	$16,088	$11,596
	Average annual total return	15.64%	19.28%	3.94%	9.98%	1.49%
MSCI World Index	Growth of $10,000	$11,066	$11,820	$11,655	$17,144	$14,756
	Average annual total return	10.66%	18.20%	5.24%	11.38%	3.97%

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/17	12/31/16

Common Stocks	97%	97%
Cash Equivalents	2%	2%
Preferred Stock	1%	1%
Warrants	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

Information Technology	23%	20%
Health Care	21%	20%
Financials	20%	18%
Consumer Discretionary	11%	13%
Industrials	9%	10%
Consumer Staples	9%	9%
Materials	4%	5%
Energy	2%	3%
Telecommunication Services	1%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

United States	54%	56%
Canada	6%	5%
Switzerland	6%	5%
Germany	6%	6%
United Kingdom	5%	5%
Japan	3%	6%
China	3%	1%
Sweden	3%	3%
Singapore	2%	2%
Netherlands	2%	1%
Hong Kong	1%	2%
Other	9%	8%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Sebastian P. Werner, PhD, Director
Mark Schumann, CFA, Director

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 96.7%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $326,112)	14,500	320,076
Canada 6.1%
Agnico Eagle Mines Ltd.	11,000	496,052
Alimentation Couche-Tard, Inc. "B"	7,500	359,500
Brookfield Asset Management, Inc. "A"	15,734	617,445
Toronto-Dominion Bank	6,700	337,635
Trisura Group Ltd.*	92	1,540
(Cost $1,285,510)		1,812,172
China 2.8%
Alibaba Group Holding Ltd. (ADR)*	2,500	352,250
Minth Group Ltd.	38,870	164,791
Tencent Holdings Ltd.	9,000	321,846
(Cost $591,008)		838,887
Finland 1.0%
Cramo Oyj	2,641	79,030
Sampo Oyj "A"	4,500	230,617
(Cost $272,658)		309,647
France 0.6%
LVMH Moet Hennessy Louis Vuitton SE (Cost $137,668)	750	186,998
Germany 5.1%
Allianz SE (Registered)	1,700	334,741
BASF SE	1,500	138,926
Continental AG	1,060	228,758
Fresenius Medical Care AG & Co. KGaA	4,730	454,717
Siemens AG (Registered)	2,600	357,390
(Cost $1,241,815)		1,514,532
Hong Kong 1.2%
AIA Group Ltd.	25,000	182,678
Techtronic Industries Co., Ltd.	38,097	175,177
(Cost $267,206)		357,855
Indonesia 0.7%
PT Arwana Citramulia Tbk	621,918	22,416
PT Bank Rakyat Indonesia Persero Tbk	150,000	171,764
(Cost $187,898)		194,180
Ireland 1.3%
Avadel Pharmaceuticals PLC (ADR)*	9,500	104,785
Kerry Group PLC "A"	3,300	283,926
(Cost $354,661)		388,711
Italy 0.5%
Luxottica Group SpA (Cost $152,470)	2,600	150,410
Japan 3.3%
Bandai Namco Holdings, Inc.	4,700	160,044
FANUC Corp.	800	154,025
Hoya Corp.	6,200	321,535
MISUMI Group, Inc.	7,511	171,356
	Shares	Value ($)

Murata Manufacturing Co., Ltd.	1,200	182,120
(Cost $814,446)		989,080
Korea 0.4%
Vieworks Co., Ltd. (Cost $132,359)	2,500	125,639
Luxembourg 1.1%
Eurofins Scientific (Cost $130,977)	600	337,951
Malaysia 0.4%
IHH Healthcare Bhd. (Cost $125,729)	92,000	123,234
Netherlands 1.5%
Core Laboratories NV	1,268	128,410
ING Groep NV	18,600	320,784
(Cost $376,498)		449,194
Norway 0.4%
Marine Harvest ASA* (Cost $82,965)	7,200	123,237
Philippines 0.3%
Universal Robina Corp. (Cost $126,279)	27,000	87,164
Singapore 1.7%
Broadcom Ltd. (Cost $363,221)	2,100	489,405
Sweden 2.5%
Assa Abloy AB "B"	15,000	329,567
Essity AB "B"*	9,300	254,448
Nobina AB 144A	18,000	97,642
Svenska Cellulosa AB "B"	9,300	70,373
(Cost $595,913)		752,030
Switzerland 5.8%
Lonza Group AG (Registered)*	1,928	416,805
Nestle SA (Registered)	6,180	537,826
Novartis AG (Registered)	4,100	341,203
Roche Holding AG (Genusschein)	1,700	432,934
(Cost $1,425,458)		1,728,768
Taiwan 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $285,923)	47,000	322,140
United Kingdom 5.1%
Aon PLC	4,300	571,685
Clinigen Healthcare Ltd.	5,959	66,825
Compass Group PLC	11,923	251,573
Halma PLC	11,000	157,597
Reckitt Benckiser Group PLC	4,600	466,360
(Cost $1,177,032)		1,514,040
United States 52.7%
A.O. Smith Corp.	4,000	225,320
Acadia Healthcare Co., Inc.* (a)	4,500	222,210
Activision Blizzard, Inc.	7,000	402,990
Allergan PLC	1,610	391,375
Alliance Data Systems Corp.	1,200	308,028
Alphabet, Inc. "A"*	860	799,525
Ameriprise Financial, Inc.	1,700	216,393
AMETEK, Inc.	6,700	405,819
	Shares	Value ($)

Amgen, Inc.	900	155,007
Amphenol Corp. "A"	7,000	516,740
Apple, Inc.	4,200	604,884
Becton, Dickinson & Co.	1,600	312,176
Biogen, Inc.*	950	257,792
Celgene Corp.*	4,200	545,454
Citigroup, Inc.	5,600	374,528
Colgate-Palmolive Co.	1,900	140,847
Costco Wholesale Corp.	1,680	268,682
Danaher Corp.	3,700	312,243
Ecolab, Inc.	2,400	318,600
EOG Resources, Inc.	2,150	194,618
EPAM Systems, Inc.*	2,800	235,452
Facebook, Inc. "A"*	3,000	452,940
Fiserv, Inc.*	2,600	318,084
General Electric Co.	9,700	261,997
Home Depot, Inc.	2,100	322,140
Jack in the Box, Inc.	2,200	216,700
JPMorgan Chase & Co.	5,300	484,420
L Brands, Inc.	2,900	156,281
Marsh & McLennan Companies, Inc.	4,300	335,228
Mastercard, Inc. "A"	3,700	449,365
Microsoft Corp.	3,600	248,148
NIKE, Inc. "B"	3,500	206,500
NVIDIA Corp.	1,400	202,384
Praxair, Inc.	1,200	159,060
Progressive Corp.	11,500	507,035
QUALCOMM, Inc.	2,600	143,572
Retrophin, Inc.*	5,000	96,950
S&P Global, Inc.	3,500	510,965
Schlumberger Ltd.	1,900	125,096
T-Mobile U.S., Inc.*	6,000	363,720
The Priceline Group, Inc.*	230	430,220
Thermo Fisher Scientific, Inc.	2,600	453,622
Time Warner, Inc.	2,800	281,148
TJX Companies, Inc.	4,000	288,680
TriState Capital Holdings, Inc.*	4,035	101,682
Union Pacific Corp.	1,400	152,474
United Technologies Corp.	2,600	317,486
Wabtec Corp.	1,800	164,700
Wells Fargo & Co.	4,200	232,722
Zoetis, Inc.	8,000	499,040
(Cost $12,558,181)		15,691,042
Total Common Stocks (Cost $23,011,987)		28,806,392
	Shares	Value ($)

Warrants 0.0%
France
Parrot SA Expiration Date 12/15/2022*	924	137
Parrot SA Expiration Date 12/22/2022*	924	139
Total Warrants (Cost $0)		276

Preferred Stocks 0.6%
Germany 0.5%
Draegerwerk AG & Co. KGaA (Cost $116,360)	1,600	168,326

United States 0.1%
Providence Service Corp. (Cost $13,600)	136	17,259
Total Preferred Stocks (Cost $129,960)		185,585

Securities Lending Collateral 0.8%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (b) (c) (Cost $226,091)	226,091	226,091

Cash Equivalents 2.3%
Deutsche Central Cash Management Government Fund, 1.03% (b) (Cost $677,445)	677,445	677,445

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $24,045,483)†	100.4	29,895,789
Other Assets and Liabilities, Net	(0.4)	(112,887)
Net Assets	100.0	29,782,902

* Non-income producing security.

† The Cost for federal income tax purposes was $24,084,634. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $5,811,155. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax Cost of $6,218,841 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax Cost over value of $407,686.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $219,988, which is 0.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

S&P: Standard & Poor's

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ 320,076	$ —	$ —	$ 320,076
Canada	1,812,172	—	—	1,812,172
China	838,887	—	—	838,887
Finland	309,647	—	—	309,647
France	186,998	—	—	186,998
Germany	1,514,532	—	—	1,514,532
Hong Kong	357,855	—	—	357,855
Indonesia	194,180	—	—	194,180
Ireland	388,711	—	—	388,711
Italy	150,410	—	—	150,410
Japan	989,080	—	—	989,080
Korea	125,639	—	—	125,639
Luxembourg	337,951	—	—	337,951
Malaysia	123,234	—	—	123,234
Netherlands	449,194	—	—	449,194
Norway	123,237	—	—	123,237
Philippines	87,164	—	—	87,164
Singapore	489,405	—	—	489,405
Sweden	752,030	—	—	752,030
Switzerland	1,728,768	—	—	1,728,768
Taiwan	322,140	—	—	322,140
United Kingdom	1,514,040	—	—	1,514,040
United States	15,691,042	—	—	15,691,042
Warrants (d)	—	—	276	276
Preferred Stocks (d)	168,326	—	17,259	185,585
Short-Term Investments (d)	903,536	—	—	903,536
Total	$ 29,878,254	$	$ 17,535	$ 29,895,789

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the period ended June 30, 2017, the amount of the transfers between Level 2 and Level 1 was $9,085,570.

Transfers between price levels are recognized at the beginning of the reporting year.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (Cost $23,141,947) — including $219,988 of securities loaned	$ 28,992,253
Investment in Deutsche Government & Agency Securities Portfolio (cost $226,091)*	226,091
Investment in Deutsche Central Cash Management Government Fund (Cost $677,445)	677,445
Total investments in securities, at value (Cost $24,045,483)	29,895,789
Foreign currency, at value (Cost $206,219)	207,088
Receivable for investments sold	156,592
Receivable for Fund shares sold	6,822
Dividends receivable	37,078
Interest receivable	607
Foreign taxes recoverable	20,576
Other assets	700
Total assets	30,325,252
Liabilities
Payable upon return of securities loaned	226,091
Payable for investments purchased	152,363
Payable for Fund shares redeemed	77,769
Accrued management fee	17,614
Accrued Directors' fees	332
Other accrued expenses and payables	68,181
Total liabilities	542,350
Net assets, at value	29,782,902
Net Assets Consist of
Undistributed net investment income	161,954
Net unrealized appreciation (depreciation) on: Investments	5,850,306
Foreign currency	1,623
Accumulated net realized gain (loss)	(17,631,235)
Paid-in capital	41,400,254
Net assets, at value	29,782,902
Class A Net Asset Value, offering and redemption price per share ($29,627,835 ÷ 2,312,514 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.81
Class B Net Asset Value, offering and redemption price per share ($155,067 ÷ 12,061 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.86

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,533)	$ 307,106
Income distributions — Deutsche Central Cash Management Government Fund	1,855
Securities lending income, net of borrower rebates	1,054
Total income	310,015
Expenses: Management fee	129,166
Administration fee	14,117
Services to shareholders	474
Distribution service fee (Class B)	120
Custodian fee	16,783
Professional fees	38,807
Reports to shareholders	10,989
Directors' fees and expenses	1,623
Other	8,476
Total expenses before expense reductions	220,555
Expense reductions	(86,328)
Total expenses after expense reductions	134,227
Net investment income (loss)	175,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	189,300
Foreign currency	3,286
192,586
Change in net unrealized appreciation (depreciation) on: Investments	3,744,781
Foreign currency	7,048
3,751,829
Net gain (loss)	3,944,415
Net increase (decrease) in net assets resulting from operations	$ 4,120,203

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income (loss)	$ 175,788	$ 146,983
Net realized gain (loss)	192,586	1,336,318
Change in net unrealized appreciation (depreciation)	3,751,829	(701,827)
Net increase (decrease) in net assets resulting from operations	4,120,203	781,474
Distributions to shareholders from: Net investment income: Class A	(106,825)	(243,128)
Class B	(65)	(285)
Total distributions	(106,890)	(243,413)
Fund share transactions: Class A Proceeds from shares sold	794,044	1,028,197
Reinvestment of distributions	106,825	243,128
Payments for shares redeemed	(2,143,526)	(8,614,441)
Net increase (decrease) in net assets from Class A share transactions	(1,242,657)	(7,343,116)
Class B Proceeds from shares sold	73,359	14,771
Reinvestment of distributions	65	285
Payments for shares redeemed	(903)	(11,122)
Net increase (decrease) in net assets from Class B share transactions	72,521	3,934
Increase (decrease) in net assets	2,843,177	(6,801,121)
Net assets at beginning of period	26,939,725	33,740,846
Net assets at end of period (including undistributed net investment income of $161,954 and $93,056, respectively)	$ 29,782,902	$ 26,939,725
Other Information
Class A Shares outstanding at beginning of period	2,417,159	3,116,107
Shares sold	64,042	95,060
Shares issued to shareholders in reinvestment of distributions	8,713	22,163
Shares redeemed	(177,400)	(816,171)
Net increase (decrease) in Class A shares	(104,645)	(698,948)
Shares outstanding at end of period	2,312,514	2,417,159
Class B Shares outstanding at beginning of period	6,272	6,040
Shares sold	5,858	1,328
Shares issued to shareholders in reinvestment of distributions	5	26
Shares redeemed	(74)	(1,122)
Net increase (decrease) in Class B shares	5,789	232
Shares outstanding at end of period	12,061	6,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 11.12	$ 10.81	$ 11.04	$ 11.13	$ 9.24	$ 7.90
Income (loss) from investment operations: Net investment income[a]	.07	.06	.07	.08	.10	.12
Net realized and unrealized gain (loss)	1.67	.34	(.21)	(.06)	1.92	1.34
Total from investment operations	1.74	.40	(.14)	.02	2.02	1.46
Less distributions from: Net investment income	(.05)	(.09)	(.09)	(.11)	(.13)	(.12)
Net asset value, end of period	$ 12.81	$ 11.12	$ 10.81	$ 11.04	$ 11.13	$ 9.24
Total Return (%)[b]	15.63**	3.72	(1.32)	.21	22.08	18.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	27	34	47	51	54
Ratio of expenses before expense reductions (%)[c]	1.56*	1.66	1.44	1.41	1.45	1.42
Ratio of expenses after expense reductions (%)[c]	.95*	.95	.90	.82	.88	.99
Ratio of net investment income (%)	1.25*	.51	.65	.71	1.00	1.40
Portfolio turnover rate (%)	11**	70	64	63	171	107

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Class B	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 11.13	$ 10.82	$ 11.05	$ 11.14	$ 9.25	$ 7.91
Income (loss) from investment operations: Net investment income[a]	.06	.02	.05	.02	.07	.09
Net realized and unrealized gain (loss)	1.68	.35	(.23)	(.04)	1.92	1.34
Total from investment operations	1.74	.37	(.18)	(.02)	1.99	1.43
Less distributions from: Net investment income	(.01)	(.06)	(.05)	(.07)	(.10)	(.09)
Net asset value, end of period	$ 12.86	$ 11.13	$ 10.82	$ 11.05	$ 11.14	$ 9.25
Total Return (%)[b]	15.64**	3.38	(1.64)	(.15)	21.62	18.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.16	.07	.1	.1	3	3
Ratio of expenses before expense reductions (%)[c]	1.85*	1.98	1.76	1.76	1.81	1.76
Ratio of expenses after expense reductions (%)[c]	1.20*	1.24	1.22	1.15	1.23	1.34
Ratio of net investment income (%)	.94*	.17	.40	.14	.66	1.04
Portfolio turnover rate (%)	11**	70	64	63	171	107

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $17,790,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

From November 1, 2016 through December 31, 2016, the Fund elects to defer qualified late year losses of approximately $360 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2017.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment transactions (excluding short-term investments) aggregated $2,945,313 and $4,182,035, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.915% of the Fund's average daily net assets.

For the period from January 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.95%
Class B	1.20%

For the six months ended June 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 86,016
Class B	312
$ 86,328

Effective on or about October 1, 2017, the Fund will pay the Advisor a monthly management fee computed and accrued daily and payable monthly, at the a rate of 0.62% of the Fund's average daily net assets.

In addition, effective on or about October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of each class as follows:

Class A	.81%
Class B	1.06%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $14,117, of which $2,467 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2017
Class A	$ 116	$ 57
Class B	20	10
	$ 136	$ 67

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2017, the Distribution Service Fee aggregated $120, of which $32 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $6,558, of which $6,289 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 66% and 25%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 47%, 36%, and 17%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

F. Fund Name and Strategy Change

Effective on or about October 1, 2017, Deutsche Global Growth VIP will be renamed Deutsche International Growth VIP. At that time, the Fund's principal investment strategy will also change to reflect a foreign growth strategy and the Fund's non-fundamental policy will change to reflect the shift from a global to international focus. The Fund will generally invest less than 20% of its assets in U.S. equities. The Fund's benchmark will also change from the MSCI World Index to the MSCI ACWI ex US Index.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,156.30	$ 1,156.40
Expenses Paid per $1,000*	$ 5.08	$ 6.42
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,020.08	$ 1,018.84
Expenses Paid per $1,000*	$ 4.76	$ 6.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Global Growth VIP	.95%	1.20%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Growth VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that effective on or about October 3, 2016, the Fund would change its investment strategy and portfolio managers. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2GG-3 (R-028383-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Global Income Builder VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

23 Statement of Assets and Liabilities

24 Statement of Operations

25 Statements of Changes in Net Assets

26 Financial Highlights

27 Notes to Financial Statements

35 Information About Your Fund's Expenses

36 Proxy Voting

37 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 0.66% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Global Income Builder VIP
■ Deutsche Global Income Builder VIP — Class A ■ S&P® Target Risk Moderate Index ■ Blended Index

Yearly periods ended June 30

The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
Deutsche Global Income Builder VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,746	$11,119	$11,145	$14,616	$15,275
	Average annual total return	7.46%	11.19%	3.68%	7.89%	4.33%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,618	$10,745	$11,104	$13,394	$14,743
	Average annual total return	6.18%	7.45%	3.55%	6.02%	3.96%
Blended Index	Growth of $10,000	$10,593	$10,625	$10,945	$13,472	$14,975
	Average annual total return	5.93%	6.25%	3.06%	6.14%	4.12%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/17	12/31/16

Equity	62%	58%
Common Stocks	62%	58%

Fixed Income	36%	41%
Government & Agency Obligations	12%	13%
Corporate Bonds	11%	14%
Exchange-Traded Funds	9%	10%
Collateralized Mortgage Obligations	2%	1%
Commercial Mortgage-Backed Securities	1%	1%
Asset-Backed	1%	1%
Municipal Bonds and Notes	0%	0%
Mortgage-Backed Securities Pass-Throughs	0%	1%

Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities and Convertible Bonds)	6/30/17	12/31/16

Financials	18%	29%
Information Technology	16%	19%
Consumer Discretionary	13%	9%
Industrials	10%	8%
Energy	9%	4%
Health Care	9%	7%
Telecommunication Services	7%	6%
Utilities	7%	7%
Consumer Staples	5%	7%
Materials	4%	3%
Real Estate	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Di Kumble, CFA, Managing Director
Gary Russell, CFA, Managing Director
John D. Ryan, Managing Director
Darwei Kung, Managing Director

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 62.6%
Consumer Discretionary 7.7%
Auto Components 0.4%
Bridgestone Corp.	6,705	288,528
Nokian Renkaat Oyj	5,565	230,344
Stanley Electric Co., Ltd.	10,100	304,414
		823,286
Automobiles 1.2%
Bayerische Motoren Werke (BMW) AG	2,907	269,868
Daimler AG (Registered)	3,916	283,432
Ford Motor Co.	29,415	329,154
General Motors Co.	9,123	318,666
Honda Motor Co., Ltd.	9,850	268,330
Nissan Motor Co., Ltd.	23,585	234,435
Subaru Corp.	7,600	255,822
Toyota Motor Corp.	5,200	272,448
		2,232,155
Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	4,688	307,392
Compass Group PLC	13,435	283,466
Darden Restaurants, Inc.	3,300	298,452
Las Vegas Sands Corp.	5,000	319,450
McDonald's Corp.	2,223	340,475
Royal Caribbean Cruises Ltd.	2,638	288,149
Starbucks Corp.	4,733	275,981
TUI AG	18,677	272,206
Yum! Brands, Inc.	4,110	303,154
		2,688,725
Household Durables 0.9%
Berkeley Group Holdings PLC	7,337	308,375
Garmin Ltd.	5,900	301,077
Leggett & Platt, Inc.	5,300	278,409
Persimmon PLC	10,545	307,924
Sekisui House Ltd.	17,054	300,141
Taylor Wimpey PLC	98,161	225,271
		1,721,197
Internet & Direct Marketing Retail 0.2%
Amazon.com, Inc.*	300	290,400
Leisure Products 0.2%
Mattel, Inc.	14,800	318,644
Media 1.8%
CBS Corp. "B"	4,486	286,117
Charter Communications, Inc. "A"*	917	308,892
Comcast Corp. "A"	9,788	380,949
Interpublic Group of Companies, Inc.	11,800	290,280
ITV PLC	109,919	259,699
Omnicom Group, Inc.	3,379	280,119
SES SA	12,412	290,970
Shaw Communications, Inc. "B"	13,377	291,823
Time Warner, Inc.	3,327	334,064
Twenty-First Century Fox, Inc. "B"	10,143	282,685
Walt Disney Co.	3,209	340,956
		3,346,554
Multiline Retail 0.3%
Marks & Spencer Group PLC	58,006	251,808
Target Corp.	5,002	261,554
		513,362
	Shares	Value ($)

Specialty Retail 0.6%
Hennes & Mauritz AB "B"	11,514	286,869
Home Depot, Inc.	1,883	288,852
Lowe's Companies, Inc.	3,331	258,253
TJX Companies, Inc.	3,100	223,727
		1,057,701
Textiles, Apparel & Luxury Goods 0.6%
Cie Financiere Richemont SA (Registered)	2,805	231,093
Coach, Inc.	6,700	317,178
NIKE, Inc. "B"	4,342	256,178
VF Corp.	5,841	336,442
		1,140,891
Consumer Staples 3.3%
Beverages 0.3%
Anheuser-Busch InBev SA	2,397	264,766
PepsiCo, Inc.	3,295	380,540
		645,306
Food & Staples Retailing 0.9%
Costco Wholesale Corp.	1,400	223,902
CVS Health Corp.	3,511	282,495
Sysco Corp.	5,174	260,408
Wal-Mart Stores, Inc.	4,146	313,769
Walgreens Boots Alliance, Inc.	3,274	256,387
Wesfarmers Ltd.	8,909	274,720
		1,611,681
Food Products 0.8%
General Mills, Inc.	5,016	277,886
Kellogg Co.	3,956	274,784
Kraft Heinz Co.	3,164	270,965
Nestle SA (Registered)	3,655	318,083
The Hershey Co.	2,653	284,853
		1,426,571
Household Products 0.5%
Colgate-Palmolive Co.	3,944	292,369
Kimberly-Clark Corp.	2,183	281,847
Procter & Gamble Co.	3,318	289,163
		863,379
Tobacco 0.8%
British American Tobacco PLC	4,150	282,906
Imperial Brands PLC	6,037	271,152
Japan Tobacco, Inc.	8,477	297,477
Philip Morris International, Inc.	2,719	319,346
Reynolds American, Inc.	4,592	298,664
		1,469,545
Energy 3.6%
Energy Equipment & Services 0.2%
Schlumberger Ltd.	4,000	263,360
Oil, Gas & Consumable Fuels 3.4%
BP PLC	49,147	283,443
China Petroleum & Chemical Corp. (ADR) (a)	3,800	298,680
CNOOC Ltd. (ADR)	2,500	273,525
Enbridge, Inc.	6,879	274,020
Eni SpA	14,891	223,822
HollyFrontier Corp.	10,332	283,820
JXTG Holdings, Inc.	62,585	273,043
Kinder Morgan, Inc.	14,200	272,072
Marathon Petroleum Corp.	5,600	293,048
	Shares	Value ($)

Neste Oyj	6,867	270,510
Occidental Petroleum Corp.	4,749	284,323
Pembina Pipeline Corp.	8,900	294,768
PetroChina Co., Ltd. (ADR)	4,200	257,376
Phillips 66	3,565	294,790
Royal Dutch Shell PLC "A"	14,336	379,973
Royal Dutch Shell PLC "B"	12,417	333,558
Snam SpA	61,516	268,114
Statoil ASA	13,115	217,412
Suncor Energy, Inc.	9,100	265,884
TOTAL SA	6,421	317,441
TransCanada Corp. (a)	6,100	290,794
Valero Energy Corp.	4,617	311,463
		6,261,879
Financials 10.9%
Banks 6.9%
Australia & New Zealand Banking Group Ltd.	12,913	285,044
Banco Bilbao Vizcaya Argentaria SA	33,669	279,376
Banco Bradesco SA (ADR)	29,400	249,900
Bank of America Corp.	12,900	312,954
Bank of Montreal	4,082	299,729
Bank of Nova Scotia	5,098	306,674
BB&T Corp.	6,518	295,982
BNP Paribas SA	3,910	281,614
Canadian Imperial Bank of Commerce	3,594	292,082
Citigroup, Inc.	4,800	321,024
Commonwealth Bank of Australia	4,534	288,579
Credit Agricole SA	18,166	292,240
Danske Bank AS	7,569	291,118
DBS Group Holdings Ltd.	19,771	297,839
Hang Seng Bank Ltd.	13,700	286,548
HSBC Holdings PLC	33,417	309,760
ING Groep NV	16,656	287,257
Intesa Sanpaolo SpA	80,716	255,919
Intesa Sanpaolo SpA (RSP)	85,487	253,471
Itau Unibanco Holding SA (ADR) (Preferred)	23,500	259,675
Japan Post Bank Co., Ltd.	22,600	288,942
KB Financial Group, Inc. (ADR)	6,300	318,087
KBC Group NV	3,028	229,674
Lloyds Banking Group PLC	317,775	273,785
M&T Bank Corp.	1,810	293,129
Mitsubishi UFJ Financial Group, Inc.	43,900	294,605
Mizuho Financial Group, Inc.	153,473	280,270
National Australia Bank Ltd.	11,685	265,750
Nordea Bank AB	22,555	287,001
Oversea-Chinese Banking Corp., Ltd.	38,955	305,302
People's United Financial, Inc.	16,356	288,847
PNC Financial Services Group, Inc.	2,267	283,080
Royal Bank of Canada	4,188	304,089
Skandinaviska Enskilda Banken AB "A"	23,993	290,205
Societe Generale SA	5,168	278,073
Sumitomo Mitsui Financial Group, Inc.	7,600	295,891
SunTrust Banks, Inc.	4,905	278,212
Svenska Handelsbanken AB "A"	20,000	286,301
Swedbank AB "A"	11,922	290,525
Toronto-Dominion Bank	6,131	308,961
U.S. Bancorp.	5,555	288,416
	Shares	Value ($)

United Overseas Bank Ltd.	17,102	287,197
Wells Fargo & Co.	5,916	327,805
Westpac Banking Corp.	11,349	266,134
		12,657,066
Capital Markets 0.3%
CME Group, Inc.	2,483	310,971
UBS Group AG (Registered)*	16,791	284,374
		595,345
Diversified Financial Services 0.2%
Berkshire Hathaway, Inc. "B"*	1,717	290,808
Insurance 3.4%
Aflac, Inc.	3,829	297,437
Ageas	6,710	270,226
Allianz SE (Registered)	1,511	297,526
Allstate Corp.	3,348	296,097
American International Group, Inc.	4,575	286,029
AXA SA	10,603	290,040
Baloise Holding AG (Registered)	1,944	300,449
Chubb Ltd.	2,031	295,267
Direct Line Insurance Group PLC	61,889	286,478
Japan Post Holdings Co., Ltd.	22,900	283,820
Legal & General Group PLC	87,820	295,447
MetLife, Inc.	5,400	296,676
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1,451	292,589
Power Financial Corp.	11,400	292,472
Progressive Corp.	7,060	311,275
Prudential Financial, Inc.	2,663	287,977
Sampo Oyj "A"	5,731	293,704
Swiss Life Holding AG (Registered)*	877	295,961
Swiss Re AG	4,728	432,172
The Travelers Companies, Inc.	2,395	303,039
Zurich Insurance Group AG	788	229,357
		6,234,038
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp., Inc.	21,536	282,768
Health Care 6.6%
Biotechnology 1.5%
AbbVie, Inc.	6,826	494,953
Actelion Ltd. (Registered)*	819	228,686
Amgen, Inc.	2,109	363,233
Biogen, Inc.*	1,141	309,622
Celgene Corp.*	2,400	311,688
CSL Ltd.	2,332	247,402
Gilead Sciences, Inc.	6,640	469,979
Idorsia Ltd.*	819	15,459
Shire PLC	4,815	265,778
		2,706,800
Health Care Equipment & Supplies 0.8%
Abbott Laboratories	6,412	311,687
Baxter International, Inc.	5,161	312,447
Becton, Dickinson & Co.	1,576	307,493
Medtronic PLC	3,502	310,803
Stryker Corp.	2,099	291,299
		1,533,729
Health Care Providers & Services 0.5%
Aetna, Inc.	2,011	305,330
Anthem, Inc.	1,558	293,107
UnitedHealth Group, Inc.	1,657	307,241
		905,678
	Shares	Value ($)

Life Sciences Tools & Services 0.3%
Lonza Group AG (Registered)*	1,499	324,062
Thermo Fisher Scientific, Inc.	1,683	293,633
		617,695
Pharmaceuticals 3.5%
Allergan PLC	1,181	287,089
Astellas Pharma, Inc.	22,300	272,517
AstraZeneca PLC	4,793	320,560
Bayer AG (Registered)	2,267	293,103
Bristol-Myers Squibb Co.	5,212	290,413
Daiichi Sankyo Co., Ltd.	12,600	296,530
Eli Lilly & Co.	3,568	293,646
GlaxoSmithKline PLC	16,150	344,020
Johnson & Johnson	4,230	559,587
Merck & Co., Inc.	6,339	406,266
Mitsubishi Tanabe Pharma Corp.	12,800	295,433
Novartis AG (Registered)	5,132	427,087
Novo Nordisk AS ''B"	7,007	300,068
Orion Oyj "B"	4,662	297,651
Otsuka Holdings Co., Ltd.	6,300	268,300
Pfizer, Inc.	13,222	444,127
Roche Holding AG (Genusschein)	1,491	379,708
Sanofi	2,924	279,729
Takeda Pharmaceutical Co., Ltd.	5,900	299,472
		6,355,306
Industrials 7.4%
Aerospace & Defense 1.1%
BAE Systems PLC	34,519	284,817
Boeing Co.	1,176	232,554
General Dynamics Corp.	1,486	294,377
Lockheed Martin Corp.	1,109	307,869
Northrop Grumman Corp.	1,167	299,580
Raytheon Co.	1,752	282,913
United Technologies Corp.	2,389	291,721
		1,993,831
Air Freight & Logistics 0.2%
United Parcel Service, Inc. "B"	2,686	297,045
Building Products 0.2%
Johnson Controls International PLC	6,786	294,241
Commercial Services & Supplies 0.5%
Republic Services, Inc.	4,677	298,065
Waste Connections, Inc.	4,650	299,553
Waste Management, Inc.	4,427	324,721
		922,339
Construction & Engineering 0.7%
Kajima Corp.	41,000	345,570
Obayashi Corp.	28,600	335,902
Skanska AB "B"	11,900	282,362
Taisei Corp.	37,000	337,515
		1,301,349
Electrical Equipment 0.5%
ABB Ltd. (Registered)	12,385	305,847
Eaton Corp. PLC	3,689	287,115
Emerson Electric Co.	4,900	292,138
		885,100
Industrial Conglomerates 0.7%
3M Co.	1,961	408,261
General Electric Co.	12,449	336,247
Honeywell International, Inc.	2,606	347,354
Siemens AG (Registered)	2,003	275,328
		1,367,190
	Shares	Value ($)

Machinery 1.5%
Caterpillar, Inc.	2,896	311,204
Cummins, Inc.	1,800	291,996
Deere & Co.	2,500	308,975
Fortive Corp.	4,500	285,075
Illinois Tool Works, Inc.	2,007	287,503
Ingersoll-Rand PLC	3,200	292,448
Kone Oyj "B"	6,216	316,216
Schindler Holding AG (Registered)	1,107	229,504
Stanley Black & Decker, Inc.	2,031	285,823
Wartsila Oyj	3,849	227,500
		2,836,244
Marine 0.2%
Kuehne + Nagel International AG (Registered)	1,828	305,016
Professional Services 0.5%
Adecco Group AG (Registered)	3,881	295,051
Nielsen Holdings PLC	7,029	271,741
SGS SA (Registered)	129	312,377
		879,169
Road & Rail 0.2%
Union Pacific Corp.	2,627	286,106
Trading Companies & Distributors 1.0%
Fastenal Co.	6,200	269,886
ITOCHU Corp.	15,939	236,517
Marubeni Corp.	45,949	296,508
Mitsubishi Corp.	11,100	232,510
Mitsui & Co., Ltd.	19,951	284,786
Sumitomo Corp.	20,866	271,226
W.W. Grainger, Inc.	1,479	267,004
		1,858,437
Transportation Infrastructure 0.1%
Macquarie Infrastructure Corp.	3,600	282,240
Information Technology 11.1%
Communications Equipment 0.9%
Cisco Systems, Inc.	9,535	298,446
Harris Corp.	2,649	288,953
Juniper Networks, Inc.	9,372	261,291
Motorola Solutions, Inc.	3,430	297,518
Nokia Oyj	83,621	511,444
		1,657,652
Electronic Equipment, Instruments & Components 0.8%
Avnet, Inc.	7,553	293,661
Corning, Inc.	9,821	295,121
FLIR Systems, Inc.	7,700	266,882
Kyocera Corp.	4,900	283,435
TE Connectivity Ltd.	3,754	295,365
		1,434,464
Internet Software & Services 2.0%
Alibaba Group Holding Ltd. (ADR)*	2,900	408,610
Alphabet, Inc. "A"*	400	371,872
Alphabet, Inc. "C"*	500	454,365
Baidu, Inc. (ADR)*	1,600	286,176
eBay, Inc.*	10,460	365,263
Facebook, Inc. "A"*	2,900	437,842
NetEase, Inc. (ADR)	1,000	300,630
Tencent Holdings Ltd. (ADR)	14,300	514,228
VeriSign, Inc.*	3,200	297,472
Yahoo Japan Corp.	67,100	291,726
		3,728,184
	Shares	Value ($)

IT Services 2.2%
Accenture PLC "A"	2,486	307,468
Automatic Data Processing, Inc.	2,986	305,946
Broadridge Financial Solutions, Inc.	4,200	317,352
DXC Technology Co.	3,627	278,263
Fidelity National Information Services, Inc.	3,401	290,445
Fiserv, Inc.*	2,396	293,127
Infosys Ltd. (ADR)	31,400	471,628
International Business Machines Corp.	2,623	403,496
Mastercard, Inc. "A"	2,500	303,625
Paychex, Inc.	4,923	280,316
PayPal Holdings, Inc.*	5,800	311,286
Visa, Inc. "A"	2,365	221,790
Western Union Co.	14,609	278,301
		4,063,043
Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	3,769	293,228
Applied Materials, Inc.	6,900	285,039
Broadcom Ltd.	1,251	291,546
Intel Corp.	11,960	403,530
KLA-Tencor Corp.	2,821	258,150
Lam Research Corp.	1,959	277,061
Maxim Integrated Products, Inc.	6,254	280,805
Microchip Technology, Inc.	3,738	288,499
NVIDIA Corp.	1,500	216,840
QUALCOMM, Inc.	5,415	299,016
Texas Instruments, Inc.	3,621	278,563
Tokyo Electron Ltd.	2,100	283,050
Xilinx, Inc.	4,400	283,008
		3,738,335
Software 1.8%
Activision Blizzard, Inc.	5,283	304,142
Adobe Systems, Inc.*	2,100	297,024
CA, Inc.	8,785	302,819
Dell Technologies, Inc. "V"*	4,229	258,434
Electronic Arts, Inc.*	2,026	214,189
Intuit, Inc.	2,300	305,463
Microsoft Corp.	6,174	425,574
Oracle Corp.	7,701	386,128
salesforce.com, Inc.*	2,500	216,500
SAP SE	2,774	289,743
VMware, Inc. "A"* (a)	3,024	264,389
		3,264,405
Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc.	2,883	415,210
Canon, Inc.	8,474	287,502
FUJIFILM Holdings Corp.	7,500	269,393
Hewlett Packard Enterprise Co.	15,100	250,509
HP, Inc.	14,754	257,900
Samsung Electronics Co., Ltd. (GDR)	358	370,530
Seagate Technology PLC	6,700	259,625
Xerox Corp.	10,043	288,535
		2,399,204
Materials 1.9%
Chemicals 1.4%
Air Products & Chemicals, Inc.	2,000	286,120
BASF SE	2,928	271,182
Dow Chemical Co.	4,596	289,870
E.I. du Pont de Nemours & Co.	3,576	288,619
GEO Specialty Chemicals, Inc.*	19,324	7,322
	Shares	Value ($)

Givaudan SA (Registered)	145	290,030
LyondellBasell Industries NV "A"	3,554	299,922
Monsanto Co.	2,000	236,720
Praxair, Inc.	2,207	292,538
Syngenta AG (Registered)	611	282,912
		2,545,235
Containers & Packaging 0.1%
International Paper Co.	5,355	303,146
Metals & Mining 0.2%
POSCO (ADR)	4,900	306,691
Paper & Forest Products 0.2%
UPM-Kymmene Oyj	10,701	305,065
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITs) 1.1%
AvalonBay Communities, Inc.	1,439	276,533
Crown Castle International Corp.	2,978	298,336
Prologis, Inc.	5,200	304,928
Public Storage	1,400	291,942
Realty Income Corp.	5,125	282,797
Ventas, Inc.	4,500	312,660
Welltower, Inc.	3,200	239,520
		2,006,716
Real Estate Management & Development 0.1%
Immofinanz AG*	404	923
Swiss Prime Site AG (Registered)*	3,242	294,481
		295,404
Telecommunication Services 4.9%
Diversified Telecommunication Services 3.5%
AT&T, Inc.	12,573	474,379
BCE, Inc.	6,804	306,411
Bezeq Israeli Telecommunication Corp., Ltd.	134,131	222,854
BT Group PLC	71,996	276,391
Deutsche Telekom AG (Registered)	15,545	279,104
Elisa Oyj	7,900	306,150
HKT Trust & HKT Ltd. "SS", (Units)	232,683	305,776
Nippon Telegraph & Telephone Corp.	6,500	306,868
Orange SA	17,370	275,566
Proximus SA	8,747	306,005
PT Telekomunikasi Indonesia Tbk (ADR)	9,200	309,764
Singapore Telecommunications Ltd.	111,045	313,757
Spark New Zealand Ltd.	111,289	308,269
Swisscom AG (Registered)	684	330,052
Telefonica Deutschland Holding AG	46,957	234,532
Telefonica SA (a)	24,959	257,645
Telenor ASA	17,919	297,264
Telia Co. AB	67,061	308,770
Telstra Corp., Ltd.	89,735	296,572
TELUS Corp.	8,532	294,554
Verizon Communications, Inc.	10,071	449,771
		6,460,454
Wireless Telecommunication Services 1.4%
America Movil SAB de CV "L", (ADR)	18,600	296,112
China Mobile Ltd. (ADR)	8,300	440,647
KDDI Corp.	11,000	290,954
NTT DoCoMo, Inc.	11,869	279,854
Rogers Communications, Inc. "B"	6,207	293,167
T-Mobile U.S., Inc.*	4,300	260,666
	Shares	Value ($)

Tele2 AB "B"	26,979	282,449
Vodafone Group PLC	127,480	361,544
		2,505,393
Utilities 4.0%
Electric Utilities 2.5%
American Electric Power Co., Inc.	4,254	295,526
Duke Energy Corp.	3,395	283,788
Edison International	3,579	279,842
Endesa SA	11,482	264,513
Entergy Corp.	3,691	283,358
Eversource Energy	4,823	292,804
Exelon Corp.	8,300	299,381
FirstEnergy Corp.	9,800	285,768
Fortum Oyj	14,113	221,316
Korea Electric Power Corp. (ADR)	21,900	393,543
NextEra Energy, Inc.	2,100	294,273
PG&E Corp.	4,225	280,413
PPL Corp.	7,346	283,996
Southern Co.	5,679	271,911
SSE PLC	15,235	288,316
Xcel Energy, Inc.	6,325	290,191
		4,608,939
Multi-Utilities 1.5%
Ameren Corp.	5,201	284,339
CenterPoint Energy, Inc.	10,289	281,713
Consolidated Edison, Inc.	3,582	289,497
Dominion Energy, Inc.	3,640	278,933
DTE Energy Co.	2,727	288,489
National Grid PLC	19,674	243,893
Public Service Enterprise Group, Inc.	6,584	283,178
SCANA Corp.	4,330	290,153
Sempra Energy	2,500	281,875
WEC Energy Group, Inc.	4,671	286,706
		2,808,776
Total Common Stocks (Cost $100,310,538)		114,793,282

Preferred Stock 0.1%
Consumer Discretionary
Bayerische Motoren Werke (BMW) AG (Cost $231,614)	2,813	231,905

Right 0.0%
Consumer Staples
Safeway Casa Ley, Expiration Date 1/30/2018* (Cost $7,611)	7,499	7,611

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $30,283)	170	5,636

		Principal Amount ($)(b)	Value ($)

Corporate Bonds 10.6%
Consumer Discretionary 1.6%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026		350,000	350,875
Altice Financing SA, 144A, 7.5%, 5/15/2026		400,000	444,000
		Principal Amount ($)(b)	Value ($)

American Axle & Manufacturing, Inc., 144A, 6.25%, 4/1/2025 (a)		350,000	341,250
CCO Holdings LLC, 144A, 5.875%, 5/1/2027		500,000	534,375
Charter Communications Operating LLC:
3.579%, 7/23/2020		40,000	41,335
4.908%, 7/23/2025		30,000	32,409
Churchill Downs, Inc., 5.375%, 12/15/2021		28,000	29,050
CSC Holdings LLC:
144A, 5.5%, 4/15/2027		400,000	423,000
144A, 10.125%, 1/15/2023		200,000	232,000
CVS Health Corp., 5.125%, 7/20/2045		50,000	57,320
General Motors Co., 6.6%, 4/1/2036		30,000	34,759
Nordstrom, Inc.:
4.0%, 3/15/2027		65,000	63,606
5.0%, 1/15/2044		100,000	95,277
Viacom, Inc.:
5.875%, 2/28/2057		60,000	62,400
6.25%, 2/28/2057		65,000	67,600
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		40,000	42,566
			2,851,822
Consumer Staples 0.2%
Kraft Heinz Foods Co., 4.375%, 6/1/2046		210,000	205,660
Molson Coors Brewing Co., 4.2%, 7/15/2046		40,000	39,447
Reckitt Benckiser Treasury Services PLC, 144A, 3.0%, 6/26/2027		200,000	197,355
			442,462
Energy 3.5%
Canadian Natural Resources Ltd.:
3.85%, 6/1/2027		70,000	69,433
4.95%, 6/1/2047		60,000	60,894
Continental Resources, Inc., 5.0%, 9/15/2022		200,000	196,250
Empresa Nacional del Petroleo, 144A, 3.75%, 8/5/2026		400,000	397,880
Enbridge, Inc., 5.5%, 12/1/2046		60,000	67,111
Energy Transfer LP, 5.95%, 10/1/2043		30,000	31,781
EnLink Midstream Partners LP, 5.45%, 6/1/2047		90,000	89,738
Halliburton Co., 4.85%, 11/15/2035		45,000	48,110
Hess Corp.:
5.6%, 2/15/2041		135,000	132,714
5.8%, 4/1/2047		75,000	75,624
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		200,000	188,500
KazMunayGas National Co. JSC, 144A, 3.875%, 4/19/2022		700,000	692,720
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042		110,000	103,849
Lukoil International Finance BV, 144A, 6.656%, 6/7/2022		500,000	561,150
Marathon Oil Corp., 5.2%, 6/1/2045		90,000	86,289
MEG Energy Corp., 144A, 6.5%, 1/15/2025 (a)		200,000	182,000
Noble Holding International Ltd.:
5.75%, 3/16/2018		10,000	10,061
7.75%, 1/15/2024 (a)		100,000	79,125
		Principal Amount ($)(b)	Value ($)

Oasis Petroleum, Inc., 6.875%, 3/15/2022 (a)		100,000	97,000
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		800,000	866,166
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	600,000	709,407
Plains All American Pipeline LP:
2.85%, 1/31/2023		55,000	53,356
4.3%, 1/31/2043		95,000	81,286
4.5%, 12/15/2026		150,000	151,702
Regency Energy Partners LP, 4.5%, 11/1/2023		40,000	41,505
State Oil Co. of The Azerbaijan Republic, REG S, 4.75%, 3/13/2023		700,000	672,868
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		40,000	38,995
Transcanada Trust, 5.3%, 3/15/2077		280,000	287,840
Weatherford International Ltd., 144A, 9.875%, 2/15/2024		100,000	104,500
WPX Energy, Inc., 6.0%, 1/15/2022		200,000	198,000
			6,375,854
Financials 2.2%
Akbank TAS, 144A, 5.0%, 10/24/2022		750,000	747,660
Ares Capital Corp., 3.625%, 1/19/2022		60,000	60,694
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		20,000	21,758
BNP Paribas SA, 144A, 4.625%, 3/13/2027		310,000	326,899
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		50,000	51,468
FS Investment Corp., 4.75%, 5/15/2022		70,000	71,876
HSBC Holdings PLC, 4.375%, 11/23/2026		200,000	207,524
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		30,000	31,739
Legg Mason, Inc., 5.625%, 1/15/2044		50,000	53,106
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	10,115
Morgan Stanley, 6.25%, 8/9/2026		600,000	718,279
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		40,000	45,488
Royal Bank of Scotland Group PLC, 3.498%, 5/15/2023		200,000	201,297
Santander Holdings U.S.A., Inc., 144A, 3.7%, 3/28/2022		215,000	217,779
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		200,000	203,355
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		30,000	30,846
TC Ziraat Bankasi AS, 144A, 5.125%, 5/3/2022		200,000	200,654
The Goldman Sachs Group, Inc., 2.922%**, 10/28/2027		750,000	779,645
Voya Financial, Inc., 4.8%, 6/15/2046		45,000	46,872
			4,027,054
Health Care 0.2%
Allergan Funding SCS, 4.75%, 3/15/2045		9,000	9,715
Celgene Corp., 5.0%, 8/15/2045		30,000	33,780
		Principal Amount ($)(b)	Value ($)

Express Scripts Holding Co.:
3.4%, 3/1/2027		65,000	62,733
4.8%, 7/15/2046		50,000	50,859
Gilead Sciences, Inc., 4.15%, 3/1/2047		40,000	40,186
Mylan NV, 5.25%, 6/15/2046		55,000	60,164
Stryker Corp., 4.625%, 3/15/2046		40,000	43,700
			301,137
Industrials 0.1%
FedEx Corp., 4.55%, 4/1/2046		30,000	31,513
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022		175,000	182,931
			214,444
Information Technology 0.4%
Dell International LLC:
144A, 4.42%, 6/15/2021		200,000	210,844
144A, 8.1%, 7/15/2036		30,000	37,707
DXC Technology Co., 144A, 4.75%, 4/15/2027		315,000	328,445
Seagate HDD Cayman:
144A, 4.25%, 3/1/2022		90,000	91,483
5.75%, 12/1/2034		50,000	50,020
Xilinx, Inc., 2.95%, 6/1/2024		95,000	95,256
			813,755
Materials 0.8%
AK Steel Corp., 7.0%, 3/15/2027 (a)		200,000	206,500
CF Industries, Inc.:
144A, 3.4%, 12/1/2021		180,000	181,987
144A, 4.5%, 12/1/2026		20,000	20,563
Chemours Co., 6.625%, 5/15/2023		350,000	370,125
Constellium NV, 144A, 6.625%, 3/1/2025		250,000	239,375
Evraz Group SA, 144A, 5.375%, 3/20/2023		300,000	300,900
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		20,000	20,908
Potash Corp. of Saskatchewan, Inc., 4.0%, 12/15/2026		85,000	87,645
			1,428,003
Real Estate 0.4%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023 (a)		70,000	68,283
(REIT), 5.95%, 12/15/2026 (a)		120,000	118,827
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		220,000	235,820
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024		100,000	101,721
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028		110,000	109,813
(REIT), 4.95%, 4/1/2024		60,000	62,843
Select Income REIT:
(REIT), 4.15%, 2/1/2022		60,000	60,487
(REIT), 4.25%, 5/15/2024		45,000	44,598
			802,392
Telecommunication Services 0.4%
AT&T, Inc.:
3.4%, 5/15/2025		150,000	147,463
4.5%, 5/15/2035		105,000	103,298
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023		200,000	201,750
Telefonica Emisiones SAU, 5.213%, 3/8/2047		150,000	161,960
		Principal Amount ($)(b)	Value ($)

Verizon Communications, Inc., 4.272%, 1/15/2036		75,000	72,387
			686,858
Utilities 0.8%
Electricite de France SA, 144A, 4.75%, 10/13/2035		95,000	101,471
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023		700,000	713,790
Great Plains Energy, Inc., 4.85%, 4/1/2047		65,000	66,884
NRG Energy, Inc., 6.25%, 7/15/2022		500,000	513,125
Southern Power Co., Series F, 4.95%, 12/15/2046		29,000	29,947
			1,425,217
Total Corporate Bonds (Cost $19,154,214)			19,368,998

Asset-Backed 0.6%
Miscellaneous
Dell Equipment Finance Trust:
"C", Series 2017-1, 144A, 2.95%, 4/22/2022		130,000	130,107
"D", Series 2017-1, 144A, 3.44%, 4/24/2023		280,000	280,200
Domino's Pizza Master Issuer LLC, "A23", Series 2017-1A, 144A, 4.118%, 7/25/2047 (c)		340,000	339,787
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		192,947	190,694
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		149,597	150,289
Total Asset-Backed (Cost $1,092,344)			1,091,077

Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		4,119	4,628
Federal National Mortgage Association:
4.5%, 9/1/2035		13,927	14,992
6.0%, 1/1/2024		15,119	16,998
Total Mortgage-Backed Securities Pass-Throughs (Cost $32,855)			36,618

Commercial Mortgage-Backed Securities 1.0%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.115%**, 12/15/2040		157,444	158,010
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		300,000	313,532
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.675%***, 12/25/2024		4,966,172	172,933
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		502,641	494,055
		Principal Amount ($)(b)	Value ($)

JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		450,000	454,867
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	129,912
Total Commercial Mortgage-Backed Securities (Cost $1,726,690)			1,723,309

Collateralized Mortgage Obligations 1.6%
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 3.174%**, 9/25/2028		436,871	443,119
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		303,995	24,849
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		423,325	40,604
"H", Series 4865, 4.0%, 8/15/2044		990,889	1,051,272
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		592,306	65,089
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		277,663	23,298
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		1,344,558	264,761
"H", Series 2278, 6.5%, 1/15/2031		124	128
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		220,000	142,545
"4", Series 406, Interest Only, 4.0%, 9/25/2040		116,348	22,619
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		126,660	22,309
Government National Mortgage Association:
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		222,236	22,275
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		313,544	41,262
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		68,680	332
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		45,908	5,112
"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	632,441
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		80,345	13,531
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		217,750	33,633
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		97,719	9,633
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		237,399	43,063
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		229,700	38,734
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		177,741	30,606
Total Collateralized Mortgage Obligations (Cost $2,771,705)			2,971,215

		Principal Amount ($)(b)	Value ($)

Government & Agency Obligations 11.6%
Other Government Related (d) 0.8%
Sberbank of Russia, 144A, 5.125%, 10/29/2022		700,000	721,000
Vnesheconombank, 144A, 6.025%, 7/5/2022		700,000	749,987
			1,470,987
Sovereign Bonds 3.8%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		700,000	707,000
Export-Import Bank of India, 144A, 3.375%, 8/5/2026		1,000,000	978,968
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	21,340,000,000	1,766,124
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	8,648,976	452,713
Republic of Angola, 144A, 9.5%, 11/12/2025		450,000	473,805
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	16,900,000	70,203
Republic of Namibia:
144A, 5.25%, 10/29/2025		250,000	257,238
144A, 5.5%, 11/3/2021		600,000	645,702
Republic of Portugal, 144A, 5.125%, 10/15/2024		400,000	408,000
Republic of Senegal, 144A, 6.25%, 7/30/2024		500,000	526,620
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	13,525,200	695,713
			6,982,086
U.S. Treasury Obligations 7.0%
U.S. Treasury Bill:
0.59%****, 8/10/2017 (e)		1,620,000	1,618,510
0.87%****, 8/10/2017 (e)		87,000	86,920
U.S. Treasury Bonds:
3.0%, 5/15/2047		200,000	206,406
3.625%, 2/15/2044		85,000	97,946
5.375%, 2/15/2031		571,000	767,415
U.S. Treasury Notes:
0.75%, 10/31/2017 (f)		3,056,000	3,052,516
0.75%, 4/30/2018		6,000,000	5,973,750
2.375%, 5/15/2027		900,000	905,694
			12,709,157
Total Government & Agency Obligations (Cost $20,870,980)			21,162,230

		Principal Amount ($)(b)	Value ($)

Municipal Bonds and Notes 0.0%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $64,810)		64,810	65,344

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $232,575)		234,338	231,288

	Shares	Value ($)

Exchange-Traded Funds 9.3%
iShares iBoxx $ High Yield Corporate Bond ETF (a)	40,000	3,535,600
SPDR Bloomberg Barclays High Yield Bond ETF (a)	235,800	8,771,760
VanEck Vectors JPMorgan EM Local Currency Bond ETF	253,324	4,785,290
Total Exchange-Traded Funds (Cost $15,975,873)		17,092,650

Closed-End Investment Company 0.2%
Altaba, Inc.* (Cost $254,810)	5,800	315,984

Securities Lending Collateral 8.0%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (g) (h) (Cost $14,709,220)	14,709,220	14,709,220

Cash Equivalents 2.5%
Deutsche Central Cash Management Government Fund, 1.03% (g) (Cost $4,512,312)	4,512,312	4,512,312

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $181,978,434)†	108.2	198,318,679
Other Assets and Liabilities, Net	(8.2)	(14,945,364)
Net Assets	100.0	183,373,315

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2017.

*** These securities are shown at their current rate as of June 30, 2017.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $182,462,229. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $15,856,450. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,796,817 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,940,367.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $14,365,471, which is 7.8% of net assets.

(b) Principal amount stated in U.S. dollars unless otherwise noted.

(c) When-issued security

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At June 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At June 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

EM: Emerging Markets

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SPDR: Standard & Poor's Depositary Receipt

At June 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	9/15/2017	26	2,583,075	(34,943)
10 Year U.S. Treasury Note	USD	9/20/2017	37	4,644,656	(11,138)
3 Month Euro Euribor Interest Rate Futures	EUR	3/19/2018	10	2,862,513	412
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	3/19/2018	11	2,886,797	(4,606)
3 Month Euroyen Futures	JPY	3/19/2018	12	2,666,326	898
90 Day Eurodollar	USD	3/19/2018	11	2,707,100	5,047
90 Day Sterling Interest Rate Futures	GBP	3/21/2018	17	2,751,653	(3,346)
ASX 90 Day Bank Accepted Bills	AUD	3/8/2018	15	11,476,928	3,368
Euro Stoxx 50 Index	EUR	9/15/2017	136	5,329,453	(220,461)
Euro Stoxx Mid Index	EUR	9/15/2017	170	4,118,249	(138,964)
Mini MSCI Emerging Market Index	USD	9/15/2017	115	5,797,725	(53,183)
U.S. Treasury Long Bond	USD	9/20/2017	19	2,920,063	4,078
Ultra 10 Year U.S. Treasury Note	USD	9/20/2017	30	4,044,375	(25,571)
Ultra Long U.S. Treasury Bond	USD	9/20/2017	14	2,322,250	20,689
Total net unrealized depreciation					(457,720)

At June 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	9/29/2017	75	16,208,203	5,712
5 Year U.S. Treasury Note	USD	9/29/2017	76	8,955,531	11,734
S&P 500 E-Mini Index	USD	9/15/2017	79	9,562,555	35,339
Total unrealized appreciation					52,785

At June 30, 2017, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($) (i)	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2022	5,430,000	5.0%	Markit CDX North America High Yield Index	384,595	0

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At June 30, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
9/20/2017 9/20/2047	2,800,000	Fixed — 2.5%	Floating — 3-Month LIBOR	45,067	(29,041)
9/20/2017 9/20/2027	12,600,000	Fixed — 2.5%	Floating — 3-Month LIBOR	(231,250)	(106,088)
9/20/2017 9/20/2022	11,800,000	Floating — 3-Month LIBOR	Fixed — 2.0%	3,672	45,836
9/20/2017 9/20/2018	1,900,000	Fixed — 1.5%	Floating — 3-Month LIBOR	489	(805)
9/20/2017 9/20/2037	200,000	Fixed — 2.5%	Floating — 3-Month LIBOR	1,343	(1,821)
Total net unrealized depreciation					(91,919)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2017 is 1.30%.

As of June 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	4,931,844	EUR	4,600,000	7/3/2017	322,044	Goldman Sachs & Co.
USD	3,569,281	EUR	3,269,000	7/26/2017	168,421	Toronto-Dominion Bank
USD	3,547,698	GBP	2,741,000	7/26/2017	24,702	Citigroup, Inc.
USD	3,716,551	MXN	70,190,000	7/27/2017	137,439	Citigroup, Inc.
USD	4,884,062	EUR	4,450,000	8/10/2017	207,879	Bank of America
USD	4,968,759	EUR	4,450,000	8/10/2017	123,182	Citigroup, Inc.
USD	3,802,925	AUD	5,000,000	8/21/2017	37,794	Australia & New Zealand Banking Group Ltd.
JPY	413,600,000	USD	3,730,428	8/21/2017	45,937	Credit Agricole
USD	9,734,176	EUR	8,600,000	8/23/2017	113,018	BNP Paribas
USD	7,210,703	GBP	5,680,000	9/6/2017	201,308	Goldman Sachs & Co.
USD	1,741,339	MXN	32,147,191	9/12/2017	10,904	Citigroup, Inc.
USD	3,504,124	GBP	2,750,000	9/21/2017	86,169	Toronto-Dominion Bank
Total unrealized appreciation					1,478,797

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	4,600,000	USD	4,957,512	7/3/2017	(296,376)	Goldman Sachs & Co.
MXN	45,000,000	USD	2,398,018	7/20/2017	(75,585)	Toronto-Dominion Bank
EUR	600,000	USD	654,059	7/26/2017	(31,967)	Citigroup, Inc.
GBP	2,741,000	USD	3,514,566	7/26/2017	(57,835)	BNP Paribas
EUR	3,269,000	USD	3,582,517	7/26/2017	(155,185)	JPMorgan Chase Securities, Inc.
MXN	70,190,000	USD	3,664,499	7/27/2017	(189,490)	Citigroup, Inc.
USD	4,907,101	JPY	548,000,000	8/9/2017	(27,781)	Citigroup, Inc.
JPY	548,000,000	USD	4,879,091	8/9/2017	(228)	Toronto-Dominion Bank
EUR	8,900,000	USD	9,762,188	8/10/2017	(421,694)	Toronto-Dominion Bank
USD	4,469,926	JPY	496,865,075	8/21/2017	(43,682)	JPMorgan Chase Securities, Inc.
AUD	5,000,000	USD	3,693,270	8/21/2017	(147,449)	JPMorgan Chase Securities, Inc.
EUR	4,300,000	USD	4,827,966	8/23/2017	(95,631)	BNP Paribas
EUR	4,300,000	USD	4,842,931	8/23/2017	(80,666)	Citigroup, Inc.
GBP	5,680,000	USD	7,337,679	9/6/2017	(74,332)	Citigroup, Inc.
GBP	2,750,000	USD	3,519,662	9/21/2017	(70,632)	Citigroup, Inc.
Total unrealized depreciation					(1,768,533)

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound HUF Hungarian Forint IDR Indonesian Rupiah JPY Japanese Yen MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swaps, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$ 14,132,915	$ —	$ —	$ 14,132,915
Consumer Staples	6,016,482	—	—	6,016,482
Energy	6,525,239	—	—	6,525,239
Financials	20,060,025	—	—	20,060,025
Health Care	12,119,208	—	—	12,119,208
Industrials	13,508,307	—	—	13,508,307
Information Technology	20,285,287	—	—	20,285,287
Materials	3,452,815	—	7,322	3,460,137
Real Estate	2,302,120	—	—	2,302,120
Telecommunication Services	8,742,993	222,854	—	8,965,847
Utilities	7,417,715	—	—	7,417,715
Preferred Stock	—	231,905	—	231,905
Right	—	—	7,611	7,611
Warrant	—	—	5,636	5,636
Fixed Income Investments (j)
Corporate Bonds	—	19,368,998	—	19,368,998
Asset-Backed	—	1,091,077	—	1,091,077
Mortgage-Backed Securities Pass-Throughs	—	36,618	—	36,618
Commercial Mortgage-Backed Securities	—	1,723,309	—	1,723,309
Collateralized Mortgage Obligations	—	2,971,215	—	2,971,215
Government & Agency Obligations	—	21,162,230	—	21,162,230
Municipal Bonds and Notes	—	65,344	—	65,344
Convertible Bond	—	—	231,288	231,288
Exchange-Traded Funds	17,092,650	—	—	17,092,650
Closed-End Investment Company	315,984	—	—	315,984
Short-Term Investments (j)	19,221,532	—	—	19,221,532
Derivatives (k)
Futures Contracts	87,277	—	—	87,277
Interest Rate Swap Contracts	—	45,836	—	45,836
Forward Foreign Currency Exchange Contracts	—	1,478,797	—	1,478,797
Total	$ 151,280,549	$ 48,398,183	$ 251,857	$ 199,930,589
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Futures Contracts	$ (492,212)	$ —	$ —	$ (492,212)
Interest Rate Swap Contracts	—	(137,755)	—	(137,755)
Forward Foreign Currency Exchange Contracts	—	(1,768,533)	—	(1,768,533)
Total	$ (492,212)	$ (1,906,288)	$ —	$ (2,398,500)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 2 to Level 1. During the period ended June 30, 2017, the amount of the transfers between Level 2 and Level 1 was $40,012,612. Transfers between price levels are recognized at the beginning of the reporting year.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts, centrally cleared swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $162,756,902) — including $14,365,471 of securities loaned	$ 179,097,147
Investment in Deutsche Government & Agency Securities Portfolio (cost $14,709,220)*	14,709,220
Investments in Deutsche Central Cash Management Government Fund (cost $4,512,312)	4,512,312
Total investments in securities, at value (cost $181,978,434)	198,318,679
Cash	52,900
Foreign currency, at value (cost $294,352)	299,890
Cash held as collateral for forward foreign currency exchange contracts	123,525
Receivable for investments sold	272,303
Receivable for Fund shares sold	182,896
Dividends receivable	246,521
Interest receivable	472,761
Net receivable for pending swap contracts	220,883
Unrealized appreciation on forward foreign currency exchange contracts	1,478,797
Foreign taxes recoverable	124,332
Other assets	1,702
Total assets	201,795,189
Liabilities
Payable upon return of securities loaned	14,709,220
Payable for investments purchased	302,298
Payable for investments purchased — when-issued security	340,000
Payable for Fund shares redeemed	518,149
Payable for variation margin on futures contracts	237,808
Payable for variation margin on centrally cleared swaps	206,974
Payable upon return of deposit for forward foreign currency contracts	123,525
Unrealized depreciation on forward foreign currency exchange contracts	1,768,533
Accrued management fee	56,369
Accrued Trustees' fees	2,613
Other accrued expenses and payables	156,385
Total liabilities	18,421,874
Net assets, at value	$ 183,373,315
Net Assets Consist of
Undistributed net investment income	1,222,441
Net unrealized appreciation (depreciation) on: Investments	16,340,245
Swap contracts	(91,919)
Futures	(404,935)
Foreign currency	(280,952)
Accumulated net realized gain (loss)	2,410,909
Paid-in capital	164,177,526
Net assets, at value	$ 183,373,315
Class A Net Asset Value, offering and redemption price per share ($183,373,315 ÷ 7,486,792 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 24.49

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $124,922)	$ 2,354,270
Interest (net of foreign taxes withheld of $5,030)	980,024
Income distributions — Deutsche Central Cash Management Government Fund	10,189
Securities lending income, net of borrower rebates	46,077
Total income	3,390,560
Expenses: Management fee	341,376
Administration fee	92,264
Services to shareholders	728
Custodian fee	28,138
Professional fees	50,042
Reports to shareholders	28,231
Trustees' fees and expenses	8,052
Other	30,016
Total expenses	578,847
Net investment income	2,811,713
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,822,993
Swap contracts	1,577,379
Futures	649,748
Written options	6,800
Foreign currency	600,452
8,657,372
Change in net unrealized appreciation (depreciation) on: Investments	5,158,972
Swap contracts	(1,537,727)
Futures	(189,664)
Foreign currency	(1,462,010)
1,969,571
Net gain (loss)	10,626,943
Net increase (decrease) in net assets resulting from operations	$ 13,438,656

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income	$ 2,811,713	$ 5,058,747
Net realized gain (loss)	8,657,372	(200,045)
Change in net unrealized appreciation (depreciation)	1,969,571	7,339,499
Net increase (decrease) in net assets resulting from operations	13,438,656	12,198,201
Distributions to shareholders from: Net investment income: Class A	(5,628,068)	(7,851,269)
Fund share transactions: Class A Proceeds from shares sold	1,712,866	3,626,943
Shares issued to shareholders in reinvestment of distributions	5,628,068	7,851,269
Payments for shares redeemed	(16,798,252)	(32,401,979)
Net increase (decrease) in net assets from Class A share transactions	(9,457,318)	(20,923,767)
Increase (decrease) in net assets	(1,646,730)	(16,576,835)
Net assets at beginning of period	185,020,045	201,596,880
Net assets at end of period (including undistributed net investment income of $1,222,441 and $4,038,796, respectively)	$ 183,373,315	$ 185,020,045
Other Information
Class A Shares outstanding at beginning of period	7,873,905	8,792,358
Shares sold	70,403	157,470
Shares issued to shareholders in reinvestment of distributions	233,530	348,017
Shares redeemed	(691,046)	(1,423,940)
Net increase (decrease) in Class A shares	(387,113)	(918,453)
Shares outstanding at end of period	7,486,792	7,873,905

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 23.50	$ 22.93	$ 24.62	$ 27.30	$ 23.90	$ 21.49
Income (loss) from investment operations: Net investment income[a]	.37	.61	.68	.72	.78	.57
Net realized and unrealized gain (loss)	1.37	.91	(.97)	.25	3.14	2.20
Total from investment operations	1.74	1.52	(.29)	.97	3.92	2.77
Less distributions from: Net investment income	(.75)	(.95)	(.76)	(.85)	(.52)	(.36)
Net realized gains	—	—	(.64)	(2.80)	—	—
Total distributions	(.75)	(.95)	(1.40)	(3.65)	(.52)	(.36)
Net asset value, end of period	$ 24.49	$ 23.50	$ 22.93	$ 24.62	$ 27.30	$ 23.90
Total Return (%)	7.46**	6.81	(1.44)[b]	3.83	16.63	12.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	183	185	202	247	269	260
Ratio of expenses before expense reductions (%)[c]	.63*	.62	.60	.62	.60	.59
Ratio of expenses after expense reductions (%)[c]	.63*	.62	.58	.62	.60	.59
Ratio of net investment income (loss) (%)	3.05*	2.66	2.85	2.83	3.07	2.48
Portfolio turnover rate (%)	60**	135	92	88	182	188

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as common stocks, corporate bonds and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 1,145,815	$ —	$ —	$ —	$ 1,145,815
Corporate Bonds	1,006,895	—	—	—	1,006,895
Exchange-Traded Fund	12,556,510	—	—	—	12,556,510
Total Borrowings	$ 14,709,220	$ —	$ —	$ —	$ 14,709,220
Gross amount of recognized liabilities for securities lending transactions					$14,709,220

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2016, the Fund had $6,015,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,135,000) and long-term losses ($2,880,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $29,300,000 to $31,640,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment on the credit default swap contracts sold had a total notional value of generally indicative of a range from approximately $376,000 to $7,700,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $39,622,000 to $57,111,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $5,939,000 to $34,726,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2017, the Fund entered into options on equity index futures for non-hedging purposes to seek to enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open written or purchased option contracts as of June 30, 2017. For the six months ended June 30, 2017, the investment in written option contracts had a total value generally indicative of a range from $0 to $96,000 and purchased option contracts with total values ranging from $0 to $122,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $53,789,000 to $74,338,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $52,767,000 to $60,988,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 35,339	$ 35,339
Interest Rate Contracts (a)	—	45,836	51,938	97,774
Credit Contracts (a)	—	0	—	0
Foreign Exchange Contracts (b)	1,478,797	—	—	1,478,797
	$ 1,478,797	$ 45,836	$ 87,277	$ 1,611,910

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (c)	$ —	$ —	$ (412,608)	$ (412,608)
Interest Rate Contracts (c)	—	(137,755)	(79,604)	(217,359)
Foreign Exchange Contracts (d)	(1,768,533)	—	—	(1,768,533)
	$ (1,768,533)	$ (137,755)	$ (492,212)	$ (2,398,500)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (e)	$ (15,900)	$ 6,800	$ —	$ —	$ 605,989	$ 596,889
Interest Rate Contracts (e)	—	—	—	1,113,685	43,759	1,157,444
Credit Contracts (e)	—	—	—	463,694	—	463,694
Foreign Exchange Contracts (f)	—	—	567,281	—	—	567,281
	$ (15,900)	$ 6,800	$ 567,281	$ 1,577,379	$ 649,748	$ 2,785,308

Each of the above derivatives is located in the following Statement of Operations accounts:

(e) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(f) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (g)	$ —	$ —	$ (357,066)	$ (357,066)
Interest Rate Contracts (g)	—	(1,291,361)	167,402	(1,123,959)
Credit Contracts (g)	—	(246,366)	—	(246,366)
Foreign Exchange Contracts (h)	(1,480,244)	—	—	(1,480,244)
	$ (1,480,244)	$ (1,537,727)	$ (189,664)	$ (3,207,635)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(h) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (i)	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 37,794	$ —	$ —	$ —	$ 37,794
Bank of America	207,879	—	—	—	207,879
BNP Paribas	113,018	(113,018)	—	—	—
Citigroup, Inc.	296,227	(296,227)	0	—	—
Credit Agricole	45,937	—	—	—	45,937
Goldman Sachs & Co.	523,352	(296,376)	—	—	226,976
Toronto-Dominion Bank	254,590	(254,590)	—	—	—
	$ 1,478,797	$ (960,211)	$ —	$ —	$ 518,586
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas	$ 153,466	$ (113,018)	$ —	$ —	$ 40,448
Citigroup, Inc	474,868	(296,227)	—	—	178,641
Goldman Sachs & Co.	296,376	(296,376)	—	—	—
JPMorgan Chase Securities, Inc.	346,316	—	—	—	346,316
Toronto-Dominion Bank	497,507	(254,590)	—	—	242,917
	$ 1,768,533	$ (960,211)	$ —	$ —	$ 808,322

(i) The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $99,707,441 and $108,962,259, respectively. Purchases and sales of U.S. Treasury obligations aggregated $8,282,048 and $12,433,480, respectively.

For the six months ended June 30, 2017, transactions for written options on equity index contracts were as follows:

	Contacts	Premium
Outstanding, beginning of period	—	$ —
Options written	1,800	102,300
Options closed	(1,800)	(102,300)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waiver/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.73%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $92,264, of which $15,235 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC aggregated $207, of which $98 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,528, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,469.

E. Ownership of the Fund

At June 30, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 58% and 20%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,074.60
Expenses Paid per $1,000*	$ 3.24
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,021.67
Expenses Paid per $1,000*	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Income Builder VIP	.63%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Income Builder VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees of Deutsche Variable Series II (hereinafter referred to as the "Board" or "Trustees") approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), a U.K.-based affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Global Income Builder VIP (the "Fund") at an in-person meeting in February 2017. In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Notes

VS2GIB-3 (R-028382-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Government & Agency Securities VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

10 Statement of Assets and Liabilities

11 Statement of Operations

12 Statements of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

22 Information About Your Fund's Expenses

23 Proxy Voting

24 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.86% and 1.21% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Government & Agency Securities VIP
■ Deutsche Government & Agency Securities VIP — Class A ■ Bloomberg Barclays GNMA Index

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,122	$10,024	$10,367	$10,591	$14,712
	Average annual total return	1.22%	0.24%	1.21%	1.16%	3.94%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,089	$9,980	$10,572	$10,859	$15,312
	Average annual total return	0.89%	–0.20%	1.87%	1.66%	4.35%
Deutsche Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,103	$9,997	$10,268	$10,417	$14,207
	Average annual total return	1.03%	–0.03%	0.88%	0.82%	3.57%
Bloomberg Barclays GNMA Index	Growth of $10,000	$10,089	$9,980	$10,572	$10,859	$15,312
	Average annual total return	0.89%	–0.20%	1.87%	1.66%	4.35%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Net Assets)	6/30/17	12/31/16

Mortgage-Backed Securities Pass-Throughs	97%	94%
Government & Agency Obligations	19%	7%
Collateralized Mortgage Obligations	15%	16%
Corporate Bonds	3%	2%
Asset-Backed	2%	—
Commercial Mortgage-Backed Securities	1%	1%
Cash Equivalents and Other Assets and Liabilities, net	–37%	–20%
	100%	100%

Coupons*	6/30/17	12/31/16

Less than 3.5%	41%	27%
3.5%–4.49%	31%	35%
4.5%–5.49%	17%	20%
5.5%–6.49%	10%	17%
6.5%–7.49%	1%	1%
7.5% and Greater	0%	0%
	100%	100%

Interest Rate Sensitivity	6/30/17	12/31/16

Effective Maturity	10.5 years	9.9 years
Effective Duration	4.7 years	4.2 years

* Excludes Cash Equivalents and U.S. Treasury Bills.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Gregory M. Staples, CFA, Managing Director
Scott Agi, CFA, Director

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 96.6%
Federal Home Loan Mortgage Corp., 3.0%, 7/1/2047 (b)		7,500,000	7,483,594
Federal National Mortgage Association:
3.0%, 7/1/2047 (b)		3,100,000	3,095,821
3.5%, 3/1/2045		1,612,397	1,665,085
4.0%, with various maturities from 3/1/2042 until 4/1/2046		981,200	1,038,056
Government National Mortgage Association:
3.0%, 7/1/2047 (b)		4,500,000	4,545,351
3.5%, with various maturities from 4/15/2042 until 7/1/2047 (b)		9,911,267	10,290,248
4.0%, with various maturities from 9/20/2040 until 7/1/2047 (b)		6,412,038	6,782,064
4.5%, with various maturities from 6/20/2033 until 4/20/2047		3,599,508	3,897,630
4.55%, 1/15/2041		186,729	201,221
4.625%, 5/15/2041		100,862	108,552
5.0%, with various maturities from 12/15/2032 until 8/15/2040		2,387,290	2,624,898
5.5%, with various maturities from 1/15/2034 until 6/15/2042		1,857,551	2,086,460
6.0%, with various maturities from 5/20/2034 until 2/15/2039		3,215,271	3,705,308
6.5%, with various maturities from 9/15/2036 until 2/15/2039		377,806	428,690
7.0%, with various maturities from 2/20/2027 until 11/15/2038		98,999	101,772
7.5%, 10/20/2031		3,524	4,012
Total Mortgage-Backed Securities Pass-Throughs (Cost $48,286,852)			48,058,762

Asset-Backed 1.8%
Automobile Receivables 0.3%
AmeriCredit Automobile Receivables Trust, "A3", Series 2017-1, 1.87%, 8/18/2021		170,000	169,944
Credit Card Receivables 0.6%
Chase Issuance Trust, "A", Series 2017-A2, 1.559%*, 3/15/2024		300,000	300,908
Miscellaneous 0.9%
Domino's Pizza Master Issuer LLC, "A23", Series 2017-1A, 144A, 4.118%, 7/25/2047 (b)		450,000	449,719
Total Asset-Backed (Cost $919,994)			920,571

		Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 15.4%
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036		87,549	78,363
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025		28,091	617
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		493,883	23,166
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025		159,486	5,274
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025		240,724	9,076
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025		91,578	5,741
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027		77,813	6,248
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		846,649	81,209
"CZ", Series 4113, 3.0%, 9/15/2042		309,963	292,483
"PL", Series 4627, 3.0%, 10/15/2046		500,000	488,797
"22", Series 243, Interest Only, 3.422%**, 6/15/2021		33,392	546
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025		378,174	20,901
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		320,701	45,948
"C1", Series 329, Interest Only, 4.0%, 12/15/2041		948,149	181,335
"UA", Series 4298, 4.0%, 2/15/2054		126,405	129,713
"C32", Series 303, Interest Only, 4.5%, 12/15/2042		979,525	206,344
"C28", Series 303, Interest Only, 4.5%, 1/15/2043		1,163,794	247,760
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040		52,236	4,667
"IJ", Series 4472, Interest Only, 6.0%, 11/15/2043		401,282	92,603
"A", Series 172, Interest Only, 6.5%, 1/1/2024		8,816	1,289
"C22", Series 324, Interest Only, 6.5%, 4/15/2039		540,241	132,817
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026		80,409	4,552
"IB", Series 2013-35, Interest Only, 3.0%, 4/25/2033		569,174	83,046
"Z", Series 2013-44, 3.0%, 5/25/2043		95,007	90,890
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024		57,472	883
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025		136,400	1,470
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043		1,225,265	230,902
"4", Series 406, Interest Only, 4.0%, 9/25/2040		232,696	45,237
"25", Series 351, Interest Only, 4.5%, 5/25/2019		27,300	703
"21", Series 334, Interest Only, 5.0%, 3/25/2018		3,488	29
"20", Series 334, Interest Only, 5.0%, 3/25/2018		5,313	43
		Principal Amount ($)(a)	Value ($)

"23", Series 339, Interest Only, 5.0%, 6/25/2018		7,941	85
"26", Series 381, Interest Only, 5.0%, 12/25/2020		13,399	668
"IO", Series 2016-26, Interest Only, 5.0%, 5/25/2046		1,057,281	204,061
"30", Series 381, Interest Only, 5.5%, 11/25/2019		66,694	2,737
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024		1,632,115	111,531
"UI", Series 2010-126, Interest Only, 5.5%, 10/25/2040		429,584	88,535
"IO", Series 2014-70, Interest Only, 5.5%, 10/25/2044		563,981	138,867
"BI", Series 2015-97, Interest Only, 5.5%, 1/25/2046		473,527	105,712
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040		88,593	5,035
"101", Series 383, Interest Only, 6.5%, 9/25/2022		386,521	40,367
Government National Mortgage Association:
"PB", Series 2012-90, 2.5%, 7/20/2042		515,988	463,200
"ZB", Series 2016-161, 3.0%, 11/20/2046		981,157	922,862
"JI", Series 2013-10, Interest only, 3.5%, 1/20/2043		552,337	108,933
"ID", Series 2013-70, Interest only, 3.5%, 5/20/2043		263,565	47,325
"BI", Series 2014-22, Interest Only, 4.0%, 2/20/2029		498,075	49,882
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040		1,082,285	100,707
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		313,544	41,262
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018		28,157	575
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037		52,365	610
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038		1,251,588	102,174
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		248,363	41,826
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040		311,956	38,209
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		170,521	30,304
"GZ", Series 2005-24, 5.0%, 3/20/2035		617,302	736,173
"MZ", Series 2009-98, 5.0%, 10/16/2039		1,246,099	1,530,133
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023		28,716	859
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033		368,228	71,226
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038		93,211	16,783
"IA", Series 2012-64, Interest Only, 5.5%, 5/16/2042		224,174	54,044
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038		147,803	24,966
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039		38,030	9,597
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027		302,650	66,310
Total Collateralized Mortgage Obligations (Cost $7,006,540)			7,668,210

		Principal Amount ($)(a)	Value ($)

Commercial Mortgage-Backed Securities 1.5%
Fannie Mae Grantor Trust, "A", Series 2017-T1, 2.898%, 6/25/2027		500,000	496,514
FHLMC Multifamily Structured Pass-Through Securities, "X1", Series K055, Interest Only, 1.502%**, 3/25/2026		2,489,191	241,526
Total Commercial Mortgage-Backed Securities (Cost $742,696)			738,040

Corporate Bonds 3.0%
Financials
Bank of Montreal, 144A, 2.5%, 1/11/2022		500,000	503,158
National Australia Bank Ltd., 144A, 2.4%, 12/7/2021		1,000,000	1,000,681
Total Corporate Bonds (Cost $1,496,265)			1,503,839

Government & Agency Obligations 18.1%
Other Government Related (c) 2.1%
European Financial Stability Facility, REG S, 1.25%, 5/24/2033	EUR	891,000	998,058
Sovereign Bonds 5.7%
Government of Australia, Series 150, REG S, 3.0%, 3/21/2047	AUD	748,000	523,061
Government of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	1,600,000	1,321,093
Kingdom of Norway, Series 479, 144A, REG S, 1.75%, 2/17/2027	NOK	8,400,000	1,015,657
			2,859,811
U.S. Treasury Obligations 10.3%
U.S. Treasury Notes:
0.75%, 10/31/2017 (d)		3,000,000	2,996,580
1.75%, 5/31/2022		2,150,000	2,137,403
			5,133,983
Total Government & Agency Obligations (Cost $8,991,566)			8,991,852

Short-Term U.S. Treasury Obligation 1.8%
U.S. Treasury Bill, 0.59%***, 8/10/2017 (e) (Cost $877,375)		880,000	879,190

	Shares	Value ($)

Cash Equivalents 10.2%
Deutsche Central Cash Management Government Fund, 1.03% (f) (Cost $5,080,240)	5,080,240	5,080,240

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $73,401,528)†	148.4	73,840,704
Other Assets and Liabilities, Net	(48.4)	(24,067,273)
Net Assets	100.0	49,773,431

* Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2017.

** These securities are shown at their current rate as of June 30, 2017.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $73,401,528. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $439,176. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,195,630 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $756,454.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued, delayed delivery or forward commitment securities included.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At June 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) At June 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	9/20/2017	13	1,631,906	(13,417)

At June 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	9/29/2017	16	1,885,375	4,214
Euro-BTP Italian Government Bond	EUR	9/7/2017	7	1,080,451	15,587
Euro-OAT French Government Bond	EUR	9/7/2017	11	1,865,450	2,364
Federal Republic of Germany Euro-Bund	EUR	9/7/2017	6	1,109,279	20,179
U.S. Treasury Long Bond	USD	9/20/2017	3	461,063	(4,319)
Ultra 10 Year U.S. Treasury Note	USD	9/20/2017	7	943,688	7,257
Ultra Long U.S. Treasury Bond	USD	9/20/2017	11	1,824,625	(34,399)
United Kingdom Long Gilt Bond	GBP	9/27/2017	15	2,453,229	42,955
Total net unrealized appreciation					53,838

At June 30, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount	Currency	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation ($)
6/15/2017 6/15/2047	40,600,000	JPY	Fixed — 0.811%	Floating — 6-Month JPY LIBOR	2,643	2,643
6/15/2017 6/15/2022	222,900,000	JPY	Floating — 6-Month JPY LIBOR	Fixed — 0.105%	482	482
Total unrealized appreciation						3,125

LIBOR: London Interbank Offered Rate; JPY 6-Month LIBOR rate at June 30, 2017 is 0.02%.

At June 30, 2017, open total return swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Fixed Cash Flows Received	Pay/Receive Return of the Reference Index	Value ($)	Upfront Payments Paid/(Received) ($)	Unrealized Appreciation ($)
1/12/2041	439,564[1]	4.0%	Markit IOS INDEX FN30.400.10	2,179	—	2,179

Counterparties:

1 Goldman Sachs & Co.

As of June 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,338,100	NZD	1,889,520	8/1/2017	45,720	Australia & New Zealand Banking Group Ltd.
USD	560,752	AUD	750,000	8/30/2017	15,256	Australia & New Zealand Banking Group Ltd.
NZD	1,400,000	CAD	1,340,605	9/14/2017	10,529	Citigroup, Inc.
USD	984,917	CAD	1,300,000	9/25/2017	18,913	Canadian Imperial Bank of Commerce
Total unrealized appreciation					90,418

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
NZD	987,657	USD	711,079	8/1/2017	(12,248)	BNP Paribas
NZD	944,760	USD	645,786	8/1/2017	(46,125)	Australia & New Zealand Banking Group Ltd.
NZD	1,803,135	USD	1,296,535	8/16/2017	(23,660)	Australia & New Zealand Banking Group Ltd.
AUD	750,000	USD	557,374	8/30/2017	(18,634)	Citigroup, Inc.
NOK	8,688,305	USD	1,028,866	9/8/2017	(13,230)	Citigroup, Inc.
CAD	1,342,181	NZD	1,400,000	9/14/2017	(11,746)	BNP Paribas
CAD	1,300,000	USD	1,000,244	9/25/2017	(3,586)	Canadian Imperial Bank of Commerce
NOK	8,600,000	EUR	891,994	9/26/2017	(8,334)	Goldman Sachs & Co.
EUR	905,644	NOK	8,600,000	9/26/2017	(7,329)	Danske Bank AS
AUD	709,000	USD	540,676	9/29/2017	(3,637)	Australia & New Zealand Banking Group Ltd.
EUR	879,000	USD	1,008,859	10/5/2017	(266)	Citigroup, Inc.
Total unrealized depreciation					(148,795)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$ —	$ 48,058,762	$ —	$ 48,058,762
Asset-Backed	—	920,571	—	920,571
Collateralized Mortgage Obligations	—	7,668,210	—	7,668,210
Commercial Mortgage-Backed Securities	—	738,040	—	738,040
Corporate Bonds	—	1,503,839	—	1,503,839
Government & Agency Obligations	—	8,991,852	—	8,991,852
Short-Term U.S. Treasury Obligations	—	879,190	—	879,190
Short-Term Investments	5,080,240	—	—	5,080,240
Derivatives (h)
Futures Contracts	92,556	—	—	92,556
Interest Rate Swap Contracts	—	3,125	—	3,125
Total Return Swap Contracts	—	2,179	—	2,179
Forward Foreign Currency Exchange Contracts	—	90,418	—	90,418
Total	$ 5,172,796	$ 68,856,186	$ —	$ 74,028,982
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Futures Contracts	$ (52,135)	$ —	$ —	$ (52,135)
Forward Foreign Currency Exchange Contracts	—	(148,795)	—	(148,795)
Total	$ (52,135)	$ (148,795)	$ —	$ (200,930)

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments Investments in non-affiliated securities, at value (cost $68,321,288)	$ 68,760,464
Investment in Deutsche Central Cash Management Government Fund (cost $5,080,240)	5,080,240
Total investments in securities, at value (cost $73,401,528)	73,840,704
Cash	100
Foreign currency, at value (cost $21,669)	21,845
Receivable for investments sold	734,335
Receivable for investments sold — forward commitments	13,884,743
Receivable for Fund shares sold	15,078
Interest receivable	255,971
Receivable for variation margin on futures contracts	60,044
Unrealized appreciation on bilateral swap contracts	2,179
Unrealized appreciation on forward foreign currency exchange contracts	90,418
Other assets	724
Total assets	88,906,141
Liabilities
Payable for investments purchased	2,049,722
Payable for investments purchased — forward commitments	36,628,794
Payable for Fund shares redeemed	205,506
Payable for variation margin on centrally cleared swaps	3,511
Unrealized depreciation on forward foreign currency exchange contracts	148,795
Accrued management fee	10,761
Accrued Trustees' fees	398
Other accrued expenses and payables	85,223
Total liabilities	39,132,710
Net assets, at value	$ 49,773,431
Net Assets Consist of
Undistributed net investment income	502,962
Unrealized appreciation (depreciation) on: Investments	439,176
Swap contracts	5,304
Futures	40,421
Foreign currency	(57,431)
Accumulated net realized gain (loss)	177,857
Paid-in capital	48,665,142
Net assets, at value	$ 49,773,431
Class A Net Asset Value, offering and redemption price per share ($47,616,099 ÷ 4,289,314 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.10
Class B Net Asset Value, offering and redemption price per share ($2,157,332 ÷ 194,244 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Interest	$ 645,277
Income distributions — Deutsche Central Cash Management Government Fund	20,422
Securities lending income, net of borrower rebates	78
Total income	665,777
Expenses: Management fee	116,251
Administration fee	25,834
Services to shareholders	641
Record keeping fees (Class B)	1,077
Distribution service fees (Class B)	2,795
Custodian fee	14,164
Professional fees	41,118
Reports to shareholders	12,461
Trustees' fees and expenses	2,384
Other	11,637
Total expenses before expense reductions	228,362
Expense reductions	(68,586)
Total expenses after expense reductions	159,776
Net investment income	506,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,148,829
Swap contracts	(82,268)
Futures	(203,480)
Foreign currency	165,541
1,028,622
Change in net unrealized appreciation (depreciation) on: Investments	(987,240)
Swap contracts	110,916
Futures	32,226
Foreign currency	(62,316)
(906,414)
Net gain (loss)	122,208
Net increase (decrease) in net assets resulting from operations	$ 628,209

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income	$ 506,001	$ 1,359,001
Net realized gain (loss)	1,028,622	(370,572)
Change in net unrealized appreciation (depreciation)	(906,414)	(170,481)
Net increase (decrease) in net assets resulting from operations	628,209	817,948
Distributions to shareholders from: Net investment income: Class A	(1,241,081)	(1,846,498)
Class B	(46,826)	(72,152)
Total distributions	(1,287,907)	(1,918,650)
Fund share transactions: Class A Proceeds from shares sold	1,031,690	2,898,041
Reinvestment of distributions	1,241,081	1,846,498
Payments for shares redeemed	(5,761,155)	(18,364,955)
Net increase (decrease) in net assets from Class A share transactions	(3,488,384)	(13,620,416)
Class B Proceeds from shares sold	34,498	226,087
Reinvestment of distributions	46,826	72,152
Payments for shares redeemed	(295,178)	(503,123)
Net increase (decrease) in net assets from Class B share transactions	(213,854)	(204,884)
Increase (decrease) in net assets	(4,361,936)	(14,926,002)
Net assets at beginning of period	54,135,367	69,061,369
Net assets at end of period (including undistributed net investment income of $502,962 and $1,284,868, respectively)	$ 49,773,431	$ 54,135,367
Other Information
Class A Shares outstanding at beginning of period	4,598,638	5,786,470
Shares sold	91,795	253,037
Shares issued to shareholders in reinvestment of distributions	112,315	163,697
Shares redeemed	(513,434)	(1,604,566)
Net increase (decrease) in Class A shares	(309,324)	(1,187,832)
Shares outstanding at end of period	4,289,314	4,598,638
Class B Shares outstanding at beginning of period	213,112	231,100
Shares sold	3,092	19,740
Shares issued to shareholders in reinvestment of distributions	4,234	6,391
Shares redeemed	(26,194)	(44,119)
Net increase (decrease) in Class B shares	(18,868)	(17,988)
Shares outstanding at end of period	194,244	213,112

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 11.25	$ 11.48	$ 11.80	$ 11.47	$ 12.69	$ 13.12
Income (loss) from investment operations: Net investment income[a]	.11	.25	.27	.29	.24	.34
Net realized and unrealized gain (loss)	.03	(.13)	(.26)	.31	(.59)	.03
Total from investment operations	.14	.12	.01	.60	(.35)	.37
Less distributions from: Net investment income	(.29)	(.35)	(.33)	(.27)	(.37)	(.52)
Net realized gains	—	—	—	—	(.50)	(.28)
Total distributions	(.29)	(.35)	(.33)	(.27)	(.87)	(.80)
Net asset value, end of period	$ 11.10	$ 11.25	$ 11.48	$ 11.80	$ 11.47	$ 12.69
Total Return (%)[b]	1.22**	1.06	.06	5.29	(3.04)	2.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	52	66	87	96	121
Ratio of expenses before expense reductions (%)[c]	.87*	.86	.74	.72	.71	.68
Ratio of expenses after expense reductions (%)[c]	.60*	.58	.68	.70	.67	.66
Ratio of net investment income (%)	1.97*	2.22	2.33	2.49	2.05	2.65
Portfolio turnover rate (%)	292**	521	376	393	794	796

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Class B	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 11.24	$ 11.46	$ 11.79	$ 11.46	$ 12.67	$ 13.10
Income (loss) from investment operations: Net investment income[a]	.09	.21	.23	.25	.20	.29
Net realized and unrealized gain (loss)	.03	(.12)	(.27)	.31	(.59)	.03
Total from investment operations	.12	.09	(.04)	.56	(.39)	.32
Less distributions from: Net investment income	(.25)	(.31)	(.29)	(.23)	(.32)	(.47)
Net realized gains	—	—	—	—	(.50)	(.28)
Total distributions	(.25)	(.31)	(.29)	(.23)	(.82)	(.75)
Net asset value, end of period	$ 11.11	$ 11.24	$ 11.46	$ 11.79	$ 11.46	$ 12.67
Total Return (%)[b]	1.03**	.79	(.36)	4.95	(3.25)	2.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	4	5
Ratio of expenses before expense reductions (%)[c]	1.22*	1.21	1.09	1.06	1.06	1.03
Ratio of expenses after expense reductions (%)[c]	.95*	.93	1.03	1.03	.99	1.01
Ratio of net investment income (%)	1.63*	1.88	1.99	2.16	1.71	2.29
Portfolio turnover rate (%)	292**	521	376	393	794	796

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Government & Agency Securities VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Deutsche Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $843,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the six months ended June 30, 2017, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of June 30, 2017 is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2017, the investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $440,000 to $963,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $2,396,000 to $11,953,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2017, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,632,000 to $7,595,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $8,787,000 to $11,623,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,646,000 to $6,789,000 and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $962,000 to $2,884,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $4,050,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ —	$ 5,304	$ 92,556	$ 97,860
Foreign Exchange Contracts (c)	90,418	—	—	90,418
	$ 90,418	$ 5,304	$ 92,556	$ 188,278

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on bilateral swap contracts

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (d)	$ —	$ (52,135)	$ (52,135)
Foreign Exchange Contracts (e)	(148,795)	—	(148,795)
	$ (148,795)	$ (52,135)	$ (200,930)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(d) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(e) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$ —	$ (82,268)	$ (203,480)	$ (285,748)
Foreign Exchange Contracts (g)	160,348	—	—	160,348
	$ 160,348	$ (82,268)	$ (203,480)	$ (125,400)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f) Net realized gain (loss) on swap contracts and futures, respectively

(g) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (h)	$ —	$ 110,916	$ 32,226	$ 143,142
Foreign Exchange Contracts (i)	(63,132)	—	—	(63,132)
	$ (63,132)	$ 110,916	$ 32,226	$ 80,010

Each of the above derivatives is located in the following Statement of Operations accounts:

(h) Change in net unrealized appreciation (depreciation) from swap contracts and futures, respectively

(i) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 60,976	$ (60,976)	$ —	$ —
Canadian Imperial Bank of Commerce	18,913	(3,586)	—	15,327
Citigroup, Inc.	10,529	(10,529)	—	—
Goldman Sachs & Co.	2,179	(2,179)	—	—
	$ 92,597	$ (77,270)	$ —	$ 15,327
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 73,422	$ (60,976)	$ —	$ 12,446
BNP Paribas	23,994	—	—	23,994
Canadian Imperial Bank of Commerce	3,586	(3,586)	—	—
Citigroup, Inc.	32,130	(10,529)	—	21,601
Danske Bank AS	7,329	—	—	7,329
Goldman Sachs & Co.	8,334	(2,179)	—	6,155
	$ 148,795	$ (77,270)	$ —	$ 71,525

C. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $184,355,165 and $183,347,177, respectively. Purchases and sales of U.S. Treasury securities aggregated $3,793,709 and $1,639,037, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund's average daily net assets.

For the period from January 1, 2017 through April 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.58%
Class B	.93%

Effective May 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.65%
Class B	1.00%

For the six months ended June 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 65,625
Class B	2,961
$ 68,586

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $25,834, of which $4,162 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC were as follows:

	Total Aggregated	Unpaid at June 30, 2017
Class A	$ 133	$ 71
Class B	25	13
	$ 158	$ 84

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2017, the Distribution Service Fee aggregated $2,795, of which $446 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $6,727, of which $6,140 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6.

E. Ownership of the Fund

At June 30, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 33% and 54%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,012.20	$ 1,010.30
Expenses Paid per $1,000*	$ 2.99	$ 4.74
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,021.82	$ 1,020.08
Expenses Paid per $1,000*	$ 3.01	$ 4.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	.60%	.95%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Government & Agency Securities VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2GAS-3 (R-028384-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Government Money Market VIP

Contents

3 Performance Summary

4 Portfolio Summary

5 Investment Portfolio

7 Statement of Assets and Liabilities

8 Statement of Operations

8 Statements of Changes in Net Assets

9 Financial Highlights

10 Notes to Financial Statements

13 Information About Your Fund's Expenses

14 Other Information

15 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund’s risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
June 30, 2017	.54%*
December 31, 2016	.04%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio)	6/30/17	12/31/16

Government & Agency Obligations	79%	58%
Repurchase Agreements	21%	42%
	100%	100%

Weighted Average Maturity	6/30/17	12/31/16

Deutsche Variable Series II — Deutsche Government Money Market VIP	26 days	29 days
Government & Agency Retail Money Fund Average*	31 days	36 days

* The Fund is compared to its respective iMoneyNet Category: Government & Agency Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

Investment Portfolio June 30, 2017 (Unaudited)

	Principal Amount ($)	Value ($)

Government & Agency Obligations 78.3%
U.S. Government Sponsored Agencies 39.5%
Federal Farm Credit Bank:
0.75%**, 10/5/2017	1,500,000	1,497,040
0.88%*, 3/2/2018	1,000,000	1,000,000
1.101%*, 7/23/2018	1,500,000	1,499,933
1.147%*, 7/20/2018	1,200,000	1,200,000
1.157%*, 1/10/2019	500,000	500,540
1.264%*, 8/29/2017	2,000,000	2,000,252
1.283%*, 11/13/2018	1,500,000	1,500,000
1.324%*, 9/21/2017	500,000	500,000
Federal Home Loan Bank:
0.76%**, 11/2/2017	500,000	498,708
0.8%*, 2/9/2018	2,000,000	2,000,000
0.88%*, 2/2/2018	1,500,000	1,500,000
0.881%*, 2/1/2018	3,000,000	3,000,000
0.881%*, 2/1/2018	1,500,000	1,500,000
0.909%*, 8/14/2017	1,250,000	1,250,000
0.929%*, 2/8/2018	1,000,000	999,968
0.953%**, 10/31/2017	800,000	797,451
0.968%**, 10/13/2017	1,200,000	1,196,689
0.968%**, 10/20/2017	2,000,000	1,994,111
0.986%*, 8/22/2017	1,000,000	999,987
0.994%*, 7/18/2017	1,000,000	1,000,000
1.004%**, 10/20/2017	650,000	648,016
1.042%*, 5/30/2018	1,000,000	1,000,000
1.049%**, 9/15/2017	1,000,000	997,815
1.051%*, 1/23/2018	1,000,000	999,999
1.053%**, 11/17/2017	1,000,000	995,988
1.064%*, 3/8/2018	750,000	750,000
1.095%**, 10/27/2017	1,000,000	996,460
Federal Home Loan Mortgage Corp.:
0.7%**, 10/2/2017	1,500,000	1,497,326
0.862%**, 8/24/2017	1,250,000	1,248,406
0.862%**, 8/24/2017	1,750,000	1,747,769
0.905%*, 8/10/2018	500,000	500,000
0.905%*, 10/10/2018	1,000,000	1,000,000
0.937%*, 12/22/2017	750,000	750,000
0.972%*, 2/22/2018	1,000,000	1,000,000
1.014%**, 10/23/2017	1,500,000	1,495,250
1.2%*, 12/21/2017	4,500,000	4,500,000
	Principal Amount ($)	Value ($)

Federal National Mortgage Association, 1.128%*, 1/11/2018	1,500,000	1,502,543
Financing Corp., 0.794%**, 10/6/2017	1,816,000	1,812,166
		49,876,417
U.S. Treasury Obligations 38.8%
U.S. Treasury Bills:
0.671%**, 8/24/2017	1,000,000	999,007
1.029%**, 11/9/2017	500,000	498,153
U.S. Treasury Floating Rate Notes:
1.073%*, 4/30/2019	1,000,000	1,000,344
1.08%*, 7/31/2017	35,000,000	35,003,787
1.173%*, 10/31/2018	1,500,000	1,503,523
1.193%*, 4/30/2018	2,500,000	2,500,052
1.275%*, 1/31/2018	5,000,000	5,004,937
U.S. Treasury Notes:
0.875%, 8/15/2017	1,250,000	1,250,372
0.875%, 10/15/2017	1,200,000	1,199,852
		48,960,027
Total Government & Agency Obligations (Cost $98,836,444)		98,836,444

Repurchase Agreements 20.8%
Nomura Securities International, 1.13%, dated 6/30/2017, to be repurchased at $20,001,883 on 7/3/2017 (a)	20,000,000	20,000,000
Wells Fargo Bank, 1.1%, dated 6/30/2017, to be repurchased at $6,300,578 on 7/3/2017 (b)	6,300,000	6,300,000
Total Repurchase Agreements (Cost $26,300,000)		26,300,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $125,136,444)†	99.1	125,136,444
Other Assets and Liabilities, Net	0.9	1,159,968
Net Assets	100.0	126,296,412

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2017.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $125,136,444.

(a) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
29,321	Federal Home Loan Mortgage Corp.	5.0–7.5	12/1/2017–1/1/2025	29,861
19,733,053	Federal National Mortgage Association	2.5–4.0	7/1/2027–5/1/2047	20,370,139
Total Collateral Value				20,400,000

(b) Collateralized by $6,225,301 Federal National Mortgage Association, 3.5%, maturing on 5/1/2047 with a value of $6,426,001.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (c)	$ —	$ 98,836,444	$ —	$ 98,836,444
Repurchase Agreements	—	26,300,000	—	26,300,000
Total	$ —	$ 125,136,444	$ —	$ 125,136,444

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost	$ 98,836,444
Repurchase agreements, valued at amortized cost	26,300,000
Total investments in securities, valued at amortized cost	125,136,444
Cash	28,007
Receivable for Fund shares sold	1,235,305
Interest receivable	112,400
Other assets	1,098
Total assets	126,513,254
Liabilities
Payable for Fund shares redeemed	18,837
Distributions payable	29,085
Accrued management fee	25,688
Accrued Trustees' fees	382
Other accrued expenses and payables	142,850
Total liabilities	216,842
Net assets, at value	$ 126,296,412
Net Assets Consist of
Undistributed net investment income	14,910
Paid-in capital	126,281,502
Net assets, at value	$ 126,296,412
Class A Net Asset Value, offering and redemption price per share ($126,296,412 ÷ 126,365,218 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Interest	$ 466,496
Expenses: Management fee	143,806
Administration fee	61,194
Services to shareholders	1,600
Custodian fee	5,779
Professional fees	26,902
Reports to shareholders	48,425
Trustees' fee and expenses	3,830
Other	5,556
Total expenses	297,092
Net investment income	169,404
Net increase (decrease) in net assets resulting from operations	$ 169,404

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income	$ 169,404	$ 63,700
Net realized gain (loss)	—	14,243
Net increase (decrease) in net assets resulting from operations	169,404	77,943
Distributions to shareholders from: Net investment income Class A	(169,409)	(63,706)
Fund share transactions: Class A Proceeds from shares sold	49,908,664	122,352,015
Reinvestment of distributions	142,353	62,278
Cost of shares redeemed	(46,160,284)	(134,243,063)
Net increase (decrease) in net assets from Class A share transactions	3,890,733	(11,828,770)
Increase (decrease) in net assets	3,890,728	(11,814,533)
Net assets at beginning of period	122,405,684	134,220,217
Net assets at end of period (including undistributed net investment income of $14,910 and $14,915, respectively)	$ 126,296,412	$ 122,405,684
Other Information
Class A Shares outstanding at beginning of period	122,474,485	134,303,255
Shares sold	49,908,664	122,352,015
Shares issued to shareholders in reinvestment of distributions	142,353	62,278
Shares redeemed	(46,160,284)	(134,243,063)
Net increase (decrease) in Class A shares	3,890,733	(11,828,770)
Shares outstanding at end of period	126,365,218	122,474,485

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.001	.001[b]	.000***	.000***	.000***	.000***
Net realized gain (loss)	—	.000***	(.000)***	.000***	.000***	.000***
Total from investment operations	.001	.001	.000***	.000***	.000***	.000***
Less distributions from: Net investment income	(.001)	(.001)	(.000)***	(.000)***	(.000)***	(.000)***
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.13**	.05[a,b]	.01[a]	.01[a]	.01[a]	.01[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	122	134	177	174	196
Ratio of expenses before expense reductions (%)[c]	.49*	.51	.49	.49	.49	.45
Ratio of expenses after expense reductions (%)[c]	.49*	.44	.25	.18	.20	.31
Ratio of net investment income (%)	.28*	.05[b]	.01	.01	.01	.01

[a] Total return would have been lower had certain expenses not been reduced.

[b] Includes a non-recurring payment for overbilling of prior years' custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.

[c] Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

*** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Government Money Market VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

As of June 30, 2017, the Fund held repurchase agreements with a gross value of $26,300,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

For the period from January 1, 2017 through September 30, 2017, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement aggregated $143,806, of which $25,688 is unpaid, resulting in an annualized effective rate of 0.235% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $61,194, of which $10,931 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC aggregated $1,316, of which $723 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,286, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At June 30, 2017, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 53%, 18% and 14%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,001.30
Expenses Paid per $1,000*	$ 2.43
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,022.36
Expenses Paid per $1,000*	$ 2.46

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Government Money Market VIP	.49%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Other Information

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Government Money Market VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2015, the Fund’s gross performance (Class A shares) was in the 1st quartile and 2nd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted that the Fund’s strategy was changed during the year in order to permit the Fund to operate as a "government money market fund" under applicable Securities and Exchange Commission rules.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board considered that the Fund’s management fee was reduced by 0.05% at all breakpoint levels in connection with the restructuring of the Fund into a government money market fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (4th quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2GMM-3 (R-028387-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche High Income VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

15 Statement of Assets and Liabilities

16 Statement of Operations

17 Statements of Changes in Net Assets

18 Financial Highlights

19 Notes to Financial Statements

26 Information About Your Fund's Expenses

27 Proxy Voting

28 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.80% and 1.21% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche High Income VIP
■ Deutsche High Income VIP — Class A ■ BofA Merrill Lynch US High Yield Master II Constrained Index

BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,446	$11,157	$10,888	$13,277	$17,511
	Average annual total return	4.46%	11.57%	2.88%	5.83%	5.76%
BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$10,490	$11,274	$11,409	$13,973	$20,862
	Average annual total return	4.90%	12.74%	4.49%	6.92%	7.63%
Deutsche High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,419	$11,125	$10,753	$13,053	$16,986
	Average annual total return	4.19%	11.25%	2.45%	5.47%	5.44%
BofA Merrill Lynch US High Yield Master II Constrained Index	Growth of $10,000	$10,490	$11,274	$11,409	$13,973	$20,862
	Average annual total return	4.90%	12.74%	4.49%	6.92%	7.63%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/17	12/31/16

Corporate Bonds	91%	93%
Cash Equivalents	6%	5%
Convertible Bond	2%	1%
Government & Agency Obligations	1%	1%
Common Stocks	0%	0%
Warrant	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

Consumer Discretionary	27%	27%
Materials	18%	16%
Energy	16%	18%
Telecommunication Services	11%	13%
Industrials	7%	7%
Health Care	6%	6%
Information Technology	5%	3%
Utilities	4%	4%
Consumer Staples	3%	2%
Real Estate	2%	2%
Financials	1%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

AAA	1%	1%
BBB	7%	9%
BB	53%	57%
B	34%	30%
CCC	5%	3%
Not Rated	—	0%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Gary Russell, CFA, Managing Director
Thomas R. Bouchard, Director

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 90.4%
Consumer Discretionary 24.9%
1011778 B.C. Unlimited Liability Co., 144A, 4.25%, 5/15/2024		280,000	278,233
Adient Global Holdings Ltd.:
REG S, 3.5%, 8/15/2024	EUR	390,000	451,741
144A, 4.875%, 8/15/2026		340,000	340,850
Ally Financial, Inc., 5.75%, 11/20/2025 (b)		150,000	157,875
Altice Financing SA:
144A, 6.5%, 1/15/2022		200,000	209,000
144A, 7.5%, 5/15/2026		785,000	871,350
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		480,000	504,000
American Axle & Manufacturing, Inc.:
144A, 6.25%, 4/1/2025 (b)		300,000	292,500
144A, 6.5%, 4/1/2027 (b)		380,000	369,550
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		885,000	900,487
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		360,000	367,200
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		160,000	172,000
Boyd Gaming Corp., 6.875%, 5/15/2023		140,000	149,800
CalAtlantic Group, Inc., 5.0%, 6/15/2027		70,000	70,175
Caleres, Inc., 6.25%, 8/15/2023		110,000	114,675
Carlson Travel, Inc.:
144A, 6.75%, 12/15/2023		200,000	203,500
144A, 9.5%, 12/15/2024		400,000	409,500
CCO Holdings LLC:
144A, 5.125%, 5/1/2027		345,000	352,762
144A, 5.5%, 5/1/2026		660,000	700,425
144A, 5.875%, 4/1/2024		235,000	250,863
144A, 5.875%, 5/1/2027		480,000	513,000
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		602,000	612,535
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		250,000	255,000
Series B, 6.5%, 11/15/2022		365,000	375,110
Series A, 7.625%, 3/15/2020		110,000	108,350
CSC Holdings LLC:
5.25%, 6/1/2024		585,000	596,758
144A, 5.5%, 4/15/2027		755,000	798,412
144A, 10.125%, 1/15/2023		400,000	464,000
144A, 10.875%, 10/15/2025		275,000	331,031
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025		68,000	71,570
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025		435,000	450,225
144A, 6.5%, 6/1/2026		385,000	409,784
Dana, Inc., 5.5%, 12/15/2024		180,000	186,750
DISH DBS Corp.:
5.875%, 7/15/2022		600,000	645,000
5.875%, 11/15/2024		200,000	213,394
6.75%, 6/1/2021		450,000	499,500
Dollar Tree, Inc., 5.25%, 3/1/2020		420,000	431,550
		Principal Amount ($)(a)	Value ($)

Eldorado Resorts, Inc., 144A, 6.0%, 4/1/2025		145,000	153,700
Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023 (b)		245,000	249,288
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		165,000	170,775
5.125%, 11/15/2023		165,000	172,838
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		455,000	461,825
144A, 5.25%, 12/15/2023		545,000	550,450
HD Supply, Inc., 144A, 5.75%, 4/15/2024		120,000	127,500
Hot Topic, Inc., 144A, 9.25%, 6/15/2021 (b)		140,000	134,400
KFC Holding Co., 144A, 4.75%, 6/1/2027		145,000	148,081
Lennar Corp.:
4.125%, 1/15/2022		275,000	284,281
4.75%, 11/15/2022		400,000	425,000
MDC Partners, Inc., 144A, 6.5%, 5/1/2024 (b)		195,000	194,513
Mediacom Broadband LLC, 6.375%, 4/1/2023		225,000	235,100
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021		160,000	166,078
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	160,813
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027		110,000	112,063
Penske Automotive Group, Inc., 5.5%, 5/15/2026		225,000	223,875
PetSmart, Inc., 144A, 5.875%, 6/1/2025		90,000	86,738
Quebecor Media, Inc., 5.75%, 1/15/2023		205,000	216,275
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		70,000	71,050
Sally Holdings LLC, 5.625%, 12/1/2025		195,000	199,631
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022		705,000	750,825
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		125,000	125,625
SFR Group SA, 144A, 7.375%, 5/1/2026		840,000	911,400
Sonic Automotive, Inc., 144A, 6.125%, 3/15/2027		130,000	129,350
Suburban Propane Partners LP, 5.75%, 3/1/2025		145,000	143,550
Toll Brothers Finance Corp.:
4.875%, 11/15/2025		520,000	539,500
4.875%, 3/15/2027		450,000	463,500
TRI Pointe Group, Inc., 5.25%, 6/1/2027		185,000	185,463
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		400,500	415,519
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		955,000	999,169
Viacom, Inc.:
5.875%, 2/28/2057		85,000	88,400
6.25%, 2/28/2057		10,000	10,400
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		240,000	241,800
144A, 8.5%, 10/15/2022		205,000	215,250
		Principal Amount ($)(a)	Value ($)

Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		200,000	208,162
144A, 5.5%, 8/15/2026		215,000	225,213
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		105,000	107,625
			24,433,480
Consumer Staples 2.5%
B&G Foods, Inc., 5.25%, 4/1/2025		445,000	453,900
Chobani LLC, 144A, 7.5%, 4/15/2025		50,000	52,813
Cott Beverages, Inc., 5.375%, 7/1/2022		445,000	461,131
FAGE International SA, 144A, 5.625%, 8/15/2026		420,000	432,516
First Quality Finance Co., Inc., 144A, 5.0%, 7/1/2025		175,000	178,500
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		496,000	442,680
JBS U.S.A. LUX SA, 144A, 5.75%, 6/15/2025		290,000	272,600
Post Holdings, Inc., 144A, 5.5%, 3/1/2025		130,000	134,062
			2,428,202
Energy 15.0%
Antero Midstream Partners LP, 144A, 5.375%, 9/15/2024		170,000	173,825
Antero Resources Corp.:
5.125%, 12/1/2022		330,000	330,719
5.375%, 11/1/2021		250,000	252,500
5.625%, 6/1/2023		60,000	60,750
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		405,000	408,037
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/2023 (b)		115,000	110,688
8.25%, 7/15/2025 (c)		140,000	143,150
Cheniere Corpus Christi Holdings LLC:
144A, 5.125%, 6/30/2027		315,000	322,875
5.875%, 3/31/2025		225,000	239,906
7.0%, 6/30/2024		650,000	723,125
Chesapeake Energy Corp., 144A, 8.0%, 6/15/2027 (b)		80,000	78,600
Continental Resources, Inc.:
3.8%, 6/1/2024		400,000	366,248
4.5%, 4/15/2023 (b)		350,000	334,250
5.0%, 9/15/2022		568,000	557,350
Crestwood Midstream Partners LP:
144A, 5.75%, 4/1/2025		170,000	169,575
6.25%, 4/1/2023		400,000	406,000
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024		340,000	338,300
Gulfport Energy Corp.:
144A, 6.0%, 10/15/2024		85,000	82,663
144A, 6.375%, 5/15/2025		140,000	137,900
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		295,000	271,400
144A, 5.75%, 10/1/2025		335,000	315,737
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024		215,000	223,600
Laredo Petroleum, Inc.:
5.625%, 1/15/2022		100,000	97,000
6.25%, 3/15/2023 (b)		295,000	292,788
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		755,000	583,237
144A, 6.5%, 1/15/2025 (b)		324,000	294,840
		Principal Amount ($)(a)	Value ($)

Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027		90,000	93,600
Newfield Exploration Co., 5.375%, 1/1/2026		335,000	346,725
NuStar Logistics LP, 5.625%, 4/28/2027		326,000	342,300
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		55,000	53,350
6.875%, 3/15/2022 (b)		225,000	218,250
6.875%, 1/15/2023		80,000	77,400
Parsley Energy LLC:
144A, 5.25%, 8/15/2025		75,000	74,813
144A, 5.375%, 1/15/2025		120,000	120,900
PDC Energy, Inc., 144A, 6.125%, 9/15/2024		210,000	213,150
Peabody Energy Corp.:
144A, 6.0%, 3/31/2022		30,000	29,775
144A, 6.375%, 3/31/2025		245,000	241,325
Range Resources Corp.:
4.875%, 5/15/2025		175,000	166,250
144A, 5.0%, 8/15/2022		350,000	343,875
144A, 5.875%, 7/1/2022		195,000	197,925
Rice Energy, Inc., 7.25%, 5/1/2023		250,000	269,375
Summit Midstream Holdings LLC, 5.75%, 4/15/2025		85,000	85,425
Sunoco LP:
5.5%, 8/1/2020		130,000	133,250
6.375%, 4/1/2023		590,000	619,972
Targa Resources Partners LP, 144A, 5.375%, 2/1/2027		460,000	476,100
Tesoro Corp.:
144A, 4.75%, 12/15/2023		105,000	113,138
144A, 5.125%, 12/15/2026		245,000	266,614
Tesoro Logistics LP:
5.25%, 1/15/2025		365,000	383,250
6.375%, 5/1/2024		180,000	194,850
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025		70,000	66,500
Weatherford International Ltd.:
4.5%, 4/15/2022 (b)		430,000	379,475
8.25%, 6/15/2023 (b)		100,000	100,000
144A, 9.875%, 2/15/2024		305,000	318,725
Whiting Petroleum Corp., 5.75%, 3/15/2021 (b)		395,000	371,300
WildHorse Resource Development Corp., 144A, 6.875%, 2/1/2025		70,000	65,800
WPX Energy, Inc.:
5.25%, 9/15/2024		200,000	190,000
6.0%, 1/15/2022		300,000	297,000
7.5%, 8/1/2020		150,000	157,500
8.25%, 8/1/2023		295,000	320,075
			14,643,050
Financials 0.4%
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		105,000	111,300
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		220,000	222,200
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025		105,000	107,363
			440,863
Health Care 5.9%
Alere, Inc., 144A, 6.375%, 7/1/2023		185,000	198,644
Endo Dac, 144A, 6.0%, 7/15/2023		195,000	163,898
		Principal Amount ($)(a)	Value ($)

HCA, Inc.:
4.5%, 2/15/2027		503,000	517,461
4.75%, 5/1/2023		500,000	528,750
5.25%, 6/15/2026		385,000	415,222
5.5%, 6/15/2047		115,000	119,025
5.875%, 2/15/2026		530,000	572,400
Hill-Rom Holdings, Inc., 144A, 5.0%, 2/15/2025		105,000	107,100
Hologic, Inc., 144A, 5.25%, 7/15/2022		90,000	94,500
LifePoint Health, Inc., 5.5%, 12/1/2021		125,000	129,375
Mallinckrodt International Finance SA, 144A, 5.625%, 10/15/2023 (b)		135,000	123,188
Tenet Healthcare Corp.:
144A, 4.625%, 7/15/2024		160,000	160,200
4.746%**, 6/15/2020		180,000	181,800
144A, 7.5%, 1/1/2022		135,000	146,448
THC Escrow Corp. III:
144A, 4.625%, 7/15/2024		200,000	200,540
144A, 5.125%, 5/1/2025		140,000	140,525
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020 (b)		365,000	352,681
144A, 5.875%, 5/15/2023		235,000	201,513
144A, 6.125%, 4/15/2025		205,000	173,481
144A, 6.5%, 3/15/2022		145,000	152,069
144A, 7.0%, 3/15/2024		350,000	367,937
144A, 7.5%, 7/15/2021		750,000	726,562
			5,773,319
Industrials 6.7%
Allegion PLC, 5.875%, 9/15/2023		85,000	91,163
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	365,650
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		315,000	313,425
144A, 6.0%, 10/15/2022		265,000	265,000
144A, 8.75%, 12/1/2021		63,000	69,930
Booz Allen Hamilton, Inc., 144A, 5.125%, 5/1/2025		35,000	34,388
Covanta Holding Corp.:
5.875%, 3/1/2024		220,000	214,500
5.875%, 7/1/2025		120,000	116,400
EnerSys, 144A, 5.0%, 4/30/2023		45,000	46,294
FTI Consulting, Inc., 6.0%, 11/15/2022		205,000	212,687
GFL Environmental, Inc., 144A, 5.625%, 5/1/2022		115,000	117,588
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/2023		220,000	231,000
Koppers, Inc., 144A, 6.0%, 2/15/2025		295,000	313,437
Masonite International Corp., 144A, 5.625%, 3/15/2023		220,000	229,900
Moog, Inc., 144A, 5.25%, 12/1/2022		165,000	171,600
Novelis Corp.:
144A, 5.875%, 9/30/2026		615,000	633,450
144A, 6.25%, 8/15/2024		195,000	204,750
Oshkosh Corp., 5.375%, 3/1/2025		25,000	26,250
Park Aerospace Holdings Ltd.:
144A, 5.25%, 8/15/2022		250,000	261,330
144A, 5.5%, 2/15/2024		335,000	349,907
Ply Gem Industries, Inc., 6.5%, 2/1/2022		506,000	528,955
		Principal Amount ($)(a)	Value ($)

Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		25,000	27,167
Ritchie Bros Auctioneers, Inc., 144A, 5.375%, 1/15/2025		130,000	135,525
Summit Materials LLC:
144A, 5.125%, 6/1/2025		40,000	41,000
6.125%, 7/15/2023		275,000	288,062
8.5%, 4/15/2022		95,000	107,350
Tennant Co., 144A, 5.625%, 5/1/2025		40,000	42,000
United Rentals North America, Inc.:
5.5%, 5/15/2027		170,000	175,100
5.875%, 9/15/2026		233,000	248,145
6.125%, 6/15/2023		25,000	26,031
USG Corp., 144A, 4.875%, 6/1/2027		230,000	236,612
Welbilt, Inc., 9.5%, 2/15/2024		93,000	107,880
WESCO Distribution, Inc., 5.375%, 6/15/2024		190,000	198,313
XPO Logistics, Inc., 144A, 6.125%, 9/1/2023		85,000	88,506
			6,519,295
Information Technology 3.8%
Cardtronics, Inc.:
5.125%, 8/1/2022		145,000	147,175
144A, 5.5%, 5/1/2025		255,000	262,650
CDK Global, Inc., 144A, 4.875%, 6/1/2027		60,000	61,650
CDW LLC, 5.0%, 9/1/2025		130,000	134,875
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025		290,000	295,800
Dell International LLC:
144A, 5.875%, 6/15/2021		150,000	157,125
144A, 7.125%, 6/15/2024 (b)		300,000	329,777
First Data Corp., 144A, 7.0%, 12/1/2023		525,000	560,437
Gartner, Inc., 144A, 5.125%, 4/1/2025		85,000	89,285
j2 Cloud Services LLC, 144A, 6.0%, 7/15/2025		170,000	175,100
Match Group, Inc., 6.375%, 6/1/2024		120,000	130,500
Netflix, Inc.:
144A, 4.375%, 11/15/2026		250,000	249,375
5.875%, 2/15/2025		165,000	182,738
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		155,000	157,519
Symantec Corp., 144A, 5.0%, 4/15/2025		220,000	230,243
Western Digital Corp.:
144A, 7.375%, 4/1/2023		350,000	384,562
10.5%, 4/1/2024		168,000	198,186
			3,746,997
Materials 15.0%
AK Steel Corp.:
7.0%, 3/15/2027 (b)		865,000	893,112
7.5%, 7/15/2023		200,000	216,000
Alpha 3 BV, 144A, 6.25%, 2/1/2025		200,000	205,750
Anglo American Capital PLC:
144A, 3.75%, 4/10/2022		400,000	402,000
144A, 4.75%, 4/10/2027		200,000	205,460
144A, 4.875%, 5/14/2025		600,000	624,000
Ardagh Packaging Finance PLC:
144A, 6.0%, 2/15/2025		640,000	672,000
144A, 7.25%, 5/15/2024		290,000	317,187
		Principal Amount ($)(a)	Value ($)

Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024		150,000	154,875
Ball Corp., 4.375%, 12/15/2020		110,000	115,500
Berry Plastics Corp., 5.5%, 5/15/2022		435,000	452,944
BWAY Holding Co., 144A, 5.5%, 4/15/2024		490,000	500,412
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	147,900
Chemours Co.:
5.375%, 5/15/2027		295,000	304,555
6.625%, 5/15/2023		265,000	280,238
7.0%, 5/15/2025		80,000	87,200
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		175,000	173,688
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	150,000	170,507
144A, 5.75%, 5/15/2024		250,000	231,250
144A, 6.625%, 3/1/2025 (b)		250,000	239,375
144A, 7.875%, 4/1/2021		500,000	535,000
FMG Resources (August 2006) Pty Ltd., 144A, 5.125%, 5/15/2024		140,000	140,000
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022		330,000	309,269
3.875%, 3/15/2023 (b)		300,000	279,000
4.0%, 11/14/2021 (b)		250,000	244,375
5.45%, 3/15/2043		170,000	146,591
6.875%, 2/15/2023		200,000	211,124
Hexion, Inc.:
6.625%, 4/15/2020		320,000	292,000
144A, 10.375%, 2/1/2022		55,000	54,450
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023		245,000	252,656
144A, 7.625%, 1/15/2025		70,000	73,325
Huntsman International LLC, 4.25%, 4/1/2025	EUR	150,000	196,477
Kaiser Aluminum Corp., 5.875%, 5/15/2024		200,000	210,500
Mercer International, Inc., 144A, 6.5%, 2/1/2024		150,000	156,629
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024 (b)		505,000	503,106
144A, 5.25%, 6/1/2027		330,000	328,350
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		250,000	258,125
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		400,000	415,500
144A, 7.0%, 7/15/2024		45,000	48,272
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		115,000	122,475
144A, 5.125%, 12/1/2024		55,000	58,988
Teck Resources Ltd.:
3.75%, 2/1/2023		400,000	389,500
4.75%, 1/15/2022		759,000	785,565
6.125%, 10/1/2035		450,000	469,125
6.25%, 7/15/2041		450,000	466,875
Tronox Finance LLC, 6.375%, 8/15/2020		500,000	501,250
United States Steel Corp., 144A, 8.375%, 7/1/2021		510,000	561,000
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		90,000	96,525
144A, 5.625%, 10/1/2024		170,000	181,688
			14,681,693
		Principal Amount ($)(a)	Value ($)

Real Estate 2.0%
CyrusOne LP:
144A, (REIT), 5.0%, 3/15/2024		125,000	128,750
144A, (REIT), 5.375%, 3/15/2027		155,000	161,394
Equinix, Inc.:
(REIT), 5.375%, 5/15/2027		440,000	469,150
(REIT), 5.75%, 1/1/2025		170,000	182,963
(REIT), 5.875%, 1/15/2026		135,000	147,192
Howard Hughes Corp., 144A, 5.375%, 3/15/2025		505,000	516,362
MPT Operating Partnership LP:
(REIT), 5.25%, 8/1/2026		50,000	51,980
(REIT), 6.375%, 3/1/2024		235,000	255,593
VEREIT Operating Partnership LP, (REIT), 4.875%, 6/1/2026		85,000	89,859
			2,003,243
Telecommunication Services 10.4%
CenturyLink, Inc.:
Series W, 6.75%, 12/1/2023		250,000	269,220
Series Y, 7.5%, 4/1/2024		235,000	257,325
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027		140,000	139,650
Digicel Ltd., 144A, 6.75%, 3/1/2023		390,000	366,729
Frontier Communications Corp.:
6.25%, 9/15/2021 (b)		640,000	571,200
7.125%, 1/15/2023		605,000	503,662
10.5%, 9/15/2022		340,000	325,125
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		230,000	261,338
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		300,000	283,500
144A, 8.0%, 2/15/2024 (b)		452,000	487,030
144A, 9.75%, 7/15/2025 (c)		260,000	259,675
Sprint Capital Corp., 8.75%, 3/15/2032		325,000	409,500
Sprint Communications, Inc., 7.0%, 8/15/2020		175,000	192,500
Sprint Corp.:
7.125%, 6/15/2024		1,745,000	1,941,312
7.625%, 2/15/2025 (b)		375,000	431,719
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		899,000	961,930
6.375%, 3/1/2025		497,000	537,381
6.5%, 1/15/2026		15,000	16,556
Telecom Italia Capital SA, 7.2%, 7/18/2036		225,000	260,859
Telesat Canada, 144A, 8.875%, 11/15/2024		180,000	202,050
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		195,000	201,825
Zayo Group LLC:
144A, 5.75%, 1/15/2027		275,000	287,719
6.0%, 4/1/2023		530,000	557,825
6.375%, 5/15/2025		386,000	416,637
			10,142,267
Utilities 3.8%
AmeriGas Partners LP:
5.5%, 5/20/2025		325,000	331,500
5.75%, 5/20/2027		305,000	308,812
Calpine Corp., 5.75%, 1/15/2025		120,000	112,500
		Principal Amount ($)(a)	Value ($)

Dynegy, Inc.:
5.875%, 6/1/2023		125,000	116,875
7.375%, 11/1/2022 (b)		830,000	819,625
7.625%, 11/1/2024 (b)		105,000	101,850
NGL Energy Partners LP, 5.125%, 7/15/2019		190,000	188,575
NRG Energy, Inc.:
6.25%, 7/15/2022		1,000,000	1,026,250
6.625%, 1/15/2027		260,000	260,325
7.25%, 5/15/2026		385,000	398,475
7.875%, 5/15/2021		20,000	20,650
			3,685,437
Total Corporate Bonds (Cost $85,828,130)			88,497,846

Government & Agency Obligation 1.1%
U.S. Treasury Obligation
U.S. Treasury Note, 0.75%, 10/31/2017 (Cost $1,100,172)		1,100,000	1,098,746

Convertible Bond 1.5%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $1,439,816)		1,453,183	1,434,270

	Shares	Value ($)

Common Stocks 0.1%
Industrials 0.0%
Quad Graphics, Inc.	249	5,707
	Shares	Value ($)

Materials 0.1%
GEO Specialty Chemicals, Inc.*	144,027	54,572
GEO Specialty Chemicals, Inc., 144A*	2,206	836
		55,408
Total Common Stocks (Cost $292,150)		61,115

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $244,286)	1,100	36,471

Securities Lending Collateral 8.4%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (d) (e) (Cost $8,222,973)	8,222,973	8,222,973

Cash Equivalents 6.1%
Deutsche Central Cash Management Government Fund, 1.03% (d) (Cost $5,998,425)	5,998,425	5,998,425

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $103,125,952)†	107.6	105,349,846
Other Assets and Liabilities, Net	(7.6)	(7,429,515)
Net Assets	100.0	97,920,331

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2017.

† The cost for federal income tax purposes was $103,125,952. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $2,223,894. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,377,269 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,153,375.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $7,923,185, which is 8.1% of net assets.

(c) When-issued security.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At June 30, 2017, open credit default swap contracts sold were as follows:

Bilateral Swaps
Expiration Dates	Notional Amount ($) (f)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
3/20/2019	1,500,000[1]	5.0%	Sprint Communications, Inc., 7.0%, 8/15/2020, B	111,818	53,465	58,353

(f) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(g) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparty:

1 Goldman Sachs & Co.

As of June 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	10,028	EUR	8,780	7/31/2017	17	Citigroup, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	742,891	USD	839,976	7/31/2017	(9,951)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 88,497,846	$ —	$ 88,497,846
Government & Agency Obligation	—	1,098,746	—	1,098,746
Convertible Bond	—	—	1,434,270	1,434,270
Common Stocks (h)	5,707	—	55,408	61,115
Warrant	—	—	36,471	36,471
Short-Term Investments (h)	14,221,398	—	—	14,221,398
Derivatives (i)
Credit Default Swap Contracts	—	58,353	—	58,353
Forward Foreign Currency Exchange Contracts	—	17	—	17
Total	$ 14,227,105	$ 89,654,962	$ 1,526,149	$ 105,408,216
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Forward Foreign Currency Exchange Contracts	$ —	$ (9,951)	$ —	$ (9,951)
Total	$ —	$ (9,951)	$ —	$ (9,951)

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bonds	Common Stocks	Warrant	Total
Balance as of December 31, 2016	$ 1,459,104	$ 57,426	$ 4,994	$ 1,521,524
Realized gains (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(56,163)	(2,018)	31,477	(26,704)
Amortization of premium/accretion of discount	4,583	—	—	4,583
Purchases	26,746	—	—	26,746
(Sales)	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer (out) of Level 3	—	—	—	—
Balance as of June 30, 2017	$ 1,434,270	$ 55,408	$ 36,471	$ 1,526,149
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017	$ (56,163)	$ (2,018)	$ 31,477	$ (26,704)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 6/30/17	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Materials	$ 55,408	Market Approach	EV/EBITDA Multiple	6.13%
			Discount to public comparables	20%
			Discount for lack of marketability	15%
Warrant
Materials	$ 36,471	Black Scholes Option Pricing Model	Implied Volatility	27.59%
			Illiquidity Discount	20%
Convertible Bonds
Materials	$ 1,434,270	Market Approach	EV/EBITDA Multiple	6.13%
			Discount to public comparables	20%
			Discount for lack of marketability	15%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity and convertible bond investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black-Scholes model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $88,904,554) — including $7,923,185 of securities loaned	$ 91,128,448
Investment in Deutsche Government & Agency Securities Portfolio (cost $8,222,973)*	8,222,973
Investment in Deutsche Central Cash Management Government Fund (cost $5,998,425)	5,998,425
Total investments in securities, at value (cost $103,125,952)	105,349,846
Foreign currency, at value (cost $10,258)	10,266
Receivable for investments sold — when-issued/delayed delivery securities	724,050
Receivable for Fund shares sold	5,084
Interest receivable	1,423,730
Unrealized appreciation on bilateral swap contracts	58,353
Unrealized appreciation on forward foreign currency exchange contracts	17
Upfront payments paid on bilateral swap contracts	53,465
Other assets	672
Total assets	107,625,483
Liabilities
Payable upon return of securities loaned	8,222,973
Payable for investments purchased	48,048
Payable for investments purchased — when-issued/delayed delivery securities	1,120,000
Payable for Fund shares redeemed	168,912
Unrealized depreciation on forward foreign currency exchange contracts	9,951
Accrued management fee	36,160
Accrued Trustees' fees	30
Other accrued expenses and payables	99,078
Total liabilities	9,705,152
Net assets, at value	$ 97,920,331
Net Assets Consist of
Undistributed net investment income	2,441,723
Net unrealized appreciation (depreciation) on: Investments	2,223,894
Swap contracts	58,353
Foreign currency	(9,571)
Accumulated net realized gain (loss)	(25,635,556)
Paid-in capital	118,841,488
Net assets, at value	$ 97,920,331
Class A Net Asset Value, offering and redemption price per share ($97,745,979 ÷ 15,822,862 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.18
Class B Net Asset Value, offering and redemption price per share ($174,352 ÷ 28,106 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.20

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Interest	$ 2,854,137
Dividends	149
Income distributions — Deutsche Central Cash Management Government Fund	18,865
Securities lending income, net of borrower rebates	26,505
Total income	2,899,656
Expenses: Management fee	250,571
Administration fee	50,114
Services to shareholders	875
Recordkeeping fees (Class B)	845
Distribution service fee (Class B)	1,474
Custodian fee	3,169
Professional fees	46,183
Reports to shareholders	17,728
Trustees' fees and expenses	3,251
Other	20,117
Total expenses before expense reductions	394,327
Expense reductions	(30,279)
Total expenses after expense reductions	364,048
Net investment income (loss)	2,535,608
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,252,429
Swap contracts	128,655
Foreign currency	(51,207)
1,329,877
Change in net unrealized appreciation (depreciation) on: Investments	505,842
Swap contracts	21,837
Foreign currency	(5,585)
522,094
Net gain (loss)	1,851,971
Net increase (decrease) in net assets resulting from operations	$ 4,387,579

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income	$ 2,535,608	$ 5,440,363
Net realized gain (loss)	1,329,877	(3,163,765)
Change in net unrealized appreciation (depreciation)	522,094	9,890,493
Net increase (decrease) in net assets resulting from operations	4,387,579	12,167,091
Distributions to shareholders from: Net investment income: Class A	(5,780,980)	(6,259,405)
Class B	(94,574)	(122,558)
Total distributions	(5,875,554)	(6,381,963)
Fund share transactions: Class A Proceeds from shares sold	10,608,255	15,011,086
Reinvestment of distributions	5,780,980	6,259,405
Payments for shares redeemed	(16,708,036)	(28,525,830)
Net increase (decrease) in net assets from Class A share transactions	(318,801)	(7,255,339)
Class B Proceeds from shares sold	84,102	5,848,785
Reinvestment of distributions	94,574	122,558
Payments for shares redeemed	(1,563,567)	(7,539,910)
Net increase (decrease) in net assets from Class B share transactions	(1,384,891)	(1,568,567)
Increase (decrease) in net assets	(3,191,667)	(3,038,778)
Net assets at beginning of period	101,111,998	104,150,776
Net assets at end of period (including undistributed net investment income of $2,441,723 and $5,781,669, respectively)	$ 97,920,331	$ 101,111,998
Other Information
Class A Shares outstanding at beginning of period	15,845,238	17,025,372
Shares sold	1,675,969	2,525,843
Shares issued to shareholders in reinvestment of distributions	946,151	1,081,072
Shares redeemed	(2,644,496)	(4,787,049)
Net increase (decrease) in Class A shares	(22,376)	(1,180,134)
Shares outstanding at end of period	15,822,862	15,845,238
Class B Shares outstanding at beginning of period	254,095	530,185
Shares sold	13,076	990,197
Shares issued to shareholders in reinvestment of distributions	15,403	21,094
Shares redeemed	(254,468)	(1,287,381)
Net increase (decrease) in Class B shares	(225,989)	(276,090)
Shares outstanding at end of period	28,106	254,095

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.28	$ 5.93	$ 6.60	$ 6.96	$ 6.93	$ 6.56
Income (loss) from investment operations: Net investment income[a]	.16	.32	.32	.36	.39	.45
Net realized and unrealized gain (loss)	.12	.41	(.58)	(.25)	.14	.48
Total from investment operations	.28	.73	(.26)	.11	.53	.93
Less distributions from: Net investment income	(.38)	(.38)	(.41)	(.47)	(.50)	(.56)
Net asset value, end of period	$ 6.18	$ 6.28	$ 5.93	$ 6.60	$ 6.96	$ 6.93
Total Return (%)	4.46b**	12.87[b]	(4.44)[b]	1.47[b]	7.91[b]	14.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	100	101	135	165	178
Ratio of expenses before expense reductions (%)[c]	.78*	.80	.75	.75	.73	.72
Ratio of expenses after expense reductions (%)[c]	.72*	.72	.72	.73	.72	.72
Ratio of net investment income (%)	5.06*	5.38	5.09	5.21	5.69	6.68
Portfolio turnover rate (%)	39**	77	47	52	58	58

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Class B	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.30	$ 5.94	$ 6.63	$ 6.99	$ 6.97	$ 6.59
Income (loss) from investment operations: Net investment income[a]	.15	.31	.32	.35	.36	.43
Net realized and unrealized gain (loss)	.11	.41	(.61)	(.26)	.15	.49
Total from investment operations	.26	.72	(.29)	.09	.51	.92
Less distributions from: Net investment income	(.36)	(.36)	(.40)	(.45)	(.49)	(.54)
Net asset value, end of period	$ 6.20	$ 6.30	$ 5.94	$ 6.63	$ 6.99	$ 6.97
Total Return (%)[b]	4.19**	12.67	(4.95)	1.22	7.44	14.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	2	3.03		.32	.09
Ratio of expenses before expense reductions (%)[c]	1.18*	1.21	1.14	1.13	1.10	.99
Ratio of expenses after expense reductions (%)[c]	.99*	.98	1.02	.97	.97	.99
Ratio of net investment income (%)	4.84*	5.15	4.86	5.09	5.29	6.42
Portfolio turnover rate (%)	39**	77	47	52	58	58

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche High Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $26,966,000, including $17,232,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains until December 31, 2017, the expiration date; and approximately $9,734,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,843,000) and long-term losses ($7,891,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts, expiration of capital loss carryforward and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from $1,500,000 to $6,450,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $498,000 to $840,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $217,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 58,353	$ 58,353
Foreign Exchange Contracts (b)	17	—	17
	$ 17	$ 58,353	$ 58,370

Each of the above derivatives are located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on bilateral swap contracts

(b) Unrealized appreciation on foreign forward currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (c)	$ (9,951)
The above derivative is located in the following Statement of Assets and Liabilities account: (c) Unrealized depreciation on foreign forward currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (d)	$ —	$ 128,655	$ 128,655
Foreign Exchange Contracts (e)	(54,313)	—	(54,313)
	$ (54,313)	$ 128,655	$ 74,342

Each of the above derivatives is located in the following Statement of Operations accounts:

(d) Net realized gain (loss) from swap contracts

(e) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (f)	$ —	$ 21,837	$ 21,837
Foreign Exchange Contracts (g)	(5,377)	—	(5,377)
	$ (5,377)	$ 21,837	$ 16,460

Each of the above derivatives is located in the following Statement of Operations accounts:

(f) Change in net unrealized appreciation (depreciation) on swap contracts

(g) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 17	$ (17)	$ —	$ —
Goldman Sachs & Co.	58,353	—	—	58,353
	$ 58,370	$ (17)	$ —	$ 58,353
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 9,951	$ (17)	$ —	$ 9,934

C. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $36,900,594 and $42,506,850, respectively. There were no purchases and sales of U.S. Treasury securities during the period.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from January 1, 2017 through April 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.72%
Class B	.98%

Effective May 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.73%
Class B	1.06%

For the six months ended June 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 29,140
Class B	1,139
$ 30,279

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $50,114, of which $8,121 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2017
Class A	$ 140	$ 69
Class B	22	12
	$ 162	$ 81

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2017, the Distribution Service Fee was $1,474, of which $35 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,707, of which $7,112 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended June 30, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,996.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Ownership of the Fund

At June 30, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55% and 30%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 87%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,044.60	$ 1,041.90
Expenses Paid per $1,000*	$ 3.65	$ 5.01
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,021.22	$ 1,019.89
Expenses Paid per $1,000*	$ 3.61	$ 4.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche High Income VIP	.72%	.99%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche High Income VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

VS2HI-3 (R-028385-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Growth VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

9 Statement of Assets and Liabilities

9 Statement of Operations

10 Statements of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

16 Information About Your Fund's Expenses

17 Proxy Voting

18 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 0.75% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Growth VIP
■ Deutsche Small Mid Cap Growth VIP — Class A ■ Russell 2500™ Growth Index

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,115	$12,161	$12,475	$19,443	$17,478
	Average annual total return	11.15%	21.61%	7.65%	14.22%	5.74%
Russell 2500 Growth Index	Growth of $10,000	$11,063	$12,144	$12,477	$19,538	$21,946
	Average annual total return	10.63%	21.44%	7.65%	14.33%	8.18%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/17	12/31/16

Common Stocks	96%	97%
Cash Equivalents	4%	3%
Convertible Preferred Stock	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

Information Technology	22%	20%
Health Care	21%	18%
Industrials	18%	20%
Consumer Discretionary	17%	20%
Materials	8%	7%
Financials	5%	7%
Consumer Staples	4%	4%
Energy	3%	3%
Real Estate	2%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Joseph Axtell, CFA, Managing Director
Peter Barsa, Director
Michael A. Sesser, CFA, Vice President

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 16.8%
Auto Components 2.3%
Gentherm, Inc.*	38,010	1,474,788
Tenneco, Inc.	24,482	1,415,794
		2,890,582
Diversified Consumer Services 1.7%
Bright Horizons Family Solutions, Inc.*	14,800	1,142,708
ServiceMaster Global Holdings, Inc.*	26,100	1,022,859
		2,165,567
Hotels, Restaurants & Leisure 1.9%
Hilton Grand Vacations, Inc.*	26,500	955,590
Jack in the Box, Inc.	14,752	1,453,072
		2,408,662
Household Durables 3.0%
Helen of Troy Ltd.*	11,200	1,053,920
iRobot Corp.*	21,355	1,796,810
Newell Brands, Inc.	16,958	909,288
		3,760,018
Leisure Products 1.1%
Polaris Industries, Inc. (a)	14,619	1,348,310
Media 1.2%
Cinemark Holdings, Inc.	39,218	1,523,619
Specialty Retail 3.9%
Burlington Stores, Inc.*	18,900	1,738,611
The Children's Place, Inc.	15,941	1,627,576
Ulta Salon, Cosmetics & Fragrance, Inc.*	5,069	1,456,527
		4,822,714
Textiles, Apparel & Luxury Goods 1.7%
Carter's, Inc.	12,586	1,119,525
Hanesbrands, Inc. (a)	42,994	995,741
		2,115,266
Consumer Staples 3.6%
Food & Staples Retailing 1.0%
Casey's General Stores, Inc.	11,282	1,208,415
Food Products 1.5%
Hain Celestial Group, Inc.*	32,043	1,243,909
SunOpta, Inc.*	65,026	663,265
		1,907,174
Household Products 1.1%
Spectrum Brands Holdings, Inc. (a)	10,800	1,350,432
Energy 3.0%
Energy Equipment & Services 2.1%
Core Laboratories NV	9,143	925,912
Dril-Quip, Inc.*	6,084	296,899
Patterson-UTI Energy, Inc.	37,400	755,106
Solaris Oilfield Infrastructure, Inc. "A"* (a)	54,920	633,227
		2,611,144
Oil, Gas & Consumable Fuels 0.9%
Diamondback Energy, Inc.*	10,820	960,924
Gulfport Energy Corp.*	13,830	203,993
		1,164,917
	Shares	Value ($)

Financials 4.7%
Banks 3.1%
FCB Financial Holdings, Inc. "A"*	22,121	1,056,278
Pinnacle Financial Partners, Inc.	14,761	926,991
South State Corp.	10,513	900,964
SVB Financial Group*	5,741	1,009,210
		3,893,443
Capital Markets 1.6%
Lazard Ltd. "A"	23,866	1,105,712
Moelis & Co. "A"	22,802	885,858
		1,991,570
Health Care 19.5%
Biotechnology 7.1%
Acceleron Pharma, Inc.*	25,000	759,750
Alkermes PLC*	21,168	1,227,109
Bluebird Bio, Inc.*	8,876	932,424
Clovis Oncology, Inc.*	6,700	627,321
Heron Therapeutics, Inc.* (a)	65,100	901,635
Ligand Pharmaceuticals, Inc.* (a)	14,109	1,712,832
Neurocrine Biosciences, Inc.*	17,815	819,490
Retrophin, Inc.*	87,925	1,704,866
TESARO, Inc.*	1,900	265,734
		8,951,161
Health Care Equipment & Supplies 0.7%
Cardiovascular Systems, Inc.*	29,003	934,767
Health Care Providers & Services 7.9%
BioScrip, Inc.*	590,100	1,602,121
Centene Corp.*	20,843	1,664,939
Kindred Healthcare, Inc.	80,458	937,336
Molina Healthcare, Inc.*	30,466	2,107,638
Providence Service Corp.*	33,322	1,686,426
RadNet, Inc.*	107,600	833,900
Tivity Health, Inc.*	26,800	1,067,980
		9,900,340
Life Sciences Tools & Services 0.9%
PAREXEL International Corp.*	12,653	1,099,672
Pharmaceuticals 2.9%
Avadel Pharmaceuticals PLC (ADR)*	140,644	1,551,304
Medicines Co.* (a)	25,600	973,056
Pacira Pharmaceuticals, Inc.*	22,636	1,079,737
		3,604,097
Industrials 17.5%
Aerospace & Defense 1.1%
HEICO Corp.	19,652	1,411,800
Airlines 1.0%
JetBlue Airways Corp.*	55,194	1,260,079
Building Products 4.1%
A.O. Smith Corp.	28,752	1,619,600
Allegion PLC	14,600	1,184,352
Fortune Brands Home & Security, Inc.	21,743	1,418,513
Gibraltar Industries, Inc.*	26,800	955,420
		5,177,885
Commercial Services & Supplies 1.0%
Advanced Disposal Services, Inc.*	56,424	1,282,518
	Shares	Value ($)

Construction & Engineering 1.0%
Primoris Services Corp.	48,342	1,205,649
Electrical Equipment 1.7%
Atkore International Group, Inc.*	42,738	963,742
AZZ, Inc.	19,600	1,093,680
		2,057,422
Machinery 5.6%
IDEX Corp.	12,700	1,435,227
John Bean Technologies Corp.	20,100	1,969,800
WABCO Holdings, Inc.*	15,722	2,004,712
Welbilt, Inc.*	87,100	1,641,835
		7,051,574
Marine 0.6%
Kirby Corp.*	10,100	675,185
Trading Companies & Distributors 1.4%
Rush Enterprises, Inc. "A"*	48,165	1,790,775
Information Technology 21.4%
Electronic Equipment, Instruments & Components 5.2%
Belden, Inc.	16,800	1,267,224
Cognex Corp.	31,716	2,692,688
IPG Photonics Corp.*	13,356	1,937,956
Knowles Corp.*	38,500	651,420
		6,549,288
Internet Software & Services 3.1%
CoStar Group, Inc.*	7,227	1,905,037
Five9, Inc.*	30,600	658,512
WebMD Health Corp.*	23,433	1,374,346
		3,937,895
IT Services 5.2%
Broadridge Financial Solutions, Inc.	23,570	1,780,949
Cardtronics PLC "A"*	18,277	600,582
Euronet Worldwide, Inc.*	13,000	1,135,810
MAXIMUS, Inc.	13,234	828,845
WEX, Inc.*	9,098	948,649
WNS Holdings Ltd. (ADR)*	34,828	1,196,690
		6,491,525
Semiconductors & Semiconductor Equipment 3.4%
Advanced Energy Industries, Inc.*	28,893	1,869,088
Advanced Micro Devices, Inc.*	16,100	200,928
Ambarella, Inc.* (a)	12,700	616,585
Cypress Semiconductor Corp.	73,172	998,798
Mellanox Technologies Ltd.* (a)	13,000	562,900
		4,248,299
Software 3.9%
Aspen Technology, Inc.*	27,883	1,540,814
Proofpoint, Inc.*	11,700	1,015,911
Tyler Technologies, Inc.*	12,931	2,271,589
		4,828,314
	Shares	Value ($)

Technology Hardware, Storage & Peripherals 0.6%
Super Micro Computer, Inc.*	30,100	741,965
Materials 7.3%
Chemicals 3.4%
Huntsman Corp.	52,512	1,356,910
Minerals Technologies, Inc.	19,378	1,418,470
Trinseo SA	22,115	1,519,300
		4,294,680
Construction Materials 1.2%
Eagle Materials, Inc.	15,756	1,456,170
Containers & Packaging 0.9%
Berry Global Group, Inc.*	20,095	1,145,616
Metals & Mining 1.8%
Commercial Metals Co.	60,632	1,178,080
Pan American Silver Corp.	60,244	1,013,304
		2,191,384
Real Estate 2.4%
Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates Trust	53,170	1,228,759
SBA Communications Corp.*	6,155	830,309
Urban Edge Properties	40,000	949,200
		3,008,268
Total Common Stocks (Cost $85,641,209)		120,458,161

Convertible Preferred Stock 0.3%
Health Care
Providence Service Corp., 5.5% (Cost $283,300)	2,833	359,524

Securities Lending Collateral 7.4%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (b) (c) (Cost $9,294,586)	9,294,586	9,294,586

Cash Equivalents 3.8%
Deutsche Central Cash Management Government Fund, 1.03% (b) (Cost $4,749,140)	4,749,140	4,749,140

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $99,968,235)†	107.7	134,861,411
Other Assets and Liabilities, Net	(7.7)	(9,585,149)
Net Assets	100.0	125,276,262

* Non-income producing security.

† The cost for federal income tax purposes was $100,581,567. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $34,279,844. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,363,355 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,083,511.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $9,066,783, which is 7.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 120,458,161	$ —	$ —	$ 120,458,161
Convertible Preferred Stock	—	—	359,524	359,524
Short-Term Investments (d)	14,043,726	—	—	14,043,726
Total	$ 134,501,887	$ —	$ 359,524	$ 134,861,411

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $85,924,509) — including $9,066,783 of securities loaned	$ 120,817,685
Investment in Deutsche Government & Agency Securities Portfolio (cost $9,294,586)*	9,294,586
Investment in Deutsche Central Cash Management Government Fund (cost $4,749,140)	4,749,140
Total investments in securities, at value (cost $99,968,235)	134,861,411
Cash	78,008
Receivable for investments sold	277,055
Dividends receivable	51,652
Interest receivable	8,662
Other assets	779
Total assets	135,277,567
Liabilities
Payable upon return of securities loaned	9,294,586
Payable for investments purchased	373,592
Payable for Fund shares redeemed	206,839
Accrued management fee	56,721
Accrued Trustees' fees	303
Other accrued expenses and payables	69,264
Total liabilities	10,001,305
Net assets, at value	$ 125,276,262
Net Assets Consist of
Distribution in excess of net investment income	(7,913)
Net unrealized appreciation (depreciation) on investments	34,893,176
Accumulated net realized gain (loss)	8,079,752
Paid-in capital	82,311,247
Net assets, at value	$ 125,276,262
Class A Net Asset Value, offering and redemption price per share ($125,276,262 ÷ 6,273,734 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 19.97

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,768)	$ 417,179
Income distributions — Deutsche Central Cash Management Government Fund	13,173
Securities lending income, net of borrower rebates	30,090
Total income	460,442
Expenses: Management fee	336,924
Administration fee	61,259
Services to shareholders	896
Custodian fee	1,479
Professional fees	37,494
Reports to shareholders	14,067
Trustees' fees and expenses	4,009
Other	3,804
Total expenses	459,932
Net investment income (loss)	510
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	8,764,955
Change in net unrealized appreciation (depreciation) on investments	4,237,960
Net gain (loss)	13,002,915
Net increase (decrease) in net assets resulting from operations	$ 13,003,425

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income (loss)	$ 510	$ 124,275
Net realized gain (loss)	8,764,955	6,541,357
Change in net unrealized appreciation (depreciation)	4,237,960	1,718,283
Net increase (decrease) in net assets resulting from operations	13,003,425	8,383,915
Distributions to shareholders from: Net investment income Class A	(124,128)	—
Net realized gains Class A	(6,452,819)	(20,264,895)
Total distributions	(6,576,947)	(20,264,895)
Fund share transactions: Class A Proceeds from shares sold	2,344,191	2,382,262
Reinvestment of distributions	6,576,947	20,264,895
Payments for shares redeemed	(8,448,447)	(27,583,809)
Net increase (decrease) in net assets from Class A share transactions	472,691	(4,936,652)
Increase (decrease) in net assets	6,899,169	(16,817,632)
Net assets at beginning of period	118,377,093	135,194,725
Net assets at end of period (including distribution in excess of and undistributed net investment income $7,913 and $115,705, respectively)	$ 125,276,262	$ 118,377,093
Other Information
Class A Shares outstanding at beginning of period	6,244,931	6,467,679
Shares sold	119,626	129,160
Shares issued to shareholders in reinvestment of distributions	336,589	1,137,838
Shares redeemed	(427,412)	(1,489,746)
Net increase (decrease) in Class A shares	28,803	(222,748)
Shares outstanding at end of period	6,273,734	6,244,931

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 18.96	$ 20.90	$ 22.83	$ 21.59	$ 15.14	$ 13.24
Income (loss) from investment operations: Net investment income (loss)[a]	.00***	.02	(.04)	(.02)	(.04)	.02
Net realized and unrealized gain (loss)	2.09	1.64	(.00)	1.26	6.51	1.88
Total from investment operations	2.09	1.66	(.04)	1.24	6.47	1.90
Less distributions from: Net investment income	(.02)	—	—	—	(.02)	—
Net realized gains	(1.06)	(3.60)	(1.89)	—	—	—
Total distributions	(1.08)	(3.60)	(1.89)	—	(.02)	—
Net asset value, end of period	$ 19.97	$ 18.96	$ 20.90	$ 22.83	$ 21.59	$ 15.14
Total Return (%)	11.15**	9.08	(.90)	5.74	42.78	14.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	118	135	172	187	145
Ratio of expenses (%)[c]	.75*	.75	.72	.73	.72	.74
Ratio of net investment income (loss) (%)	.00b*	.11	(.19)	(.11)	(.22)	.11
Portfolio turnover rate (%)	21**	28	42	44	56	57

[a] Based on average shares outstanding during the period.

[b] Amount is less than .005%.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-trade funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment transactions (excluding short-term investments) aggregated $24,750,943 and $32,556,576, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.88%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $61,259, of which $10,313 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC aggregated $181, of which $98 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,255, of which $4,918 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,265.

D. Ownership of the Fund

At June 30, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 72% and 23%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,111.50
Expenses Paid per $1,000*	$ 3.93
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,021.08
Expenses Paid per $1,000*	$ 3.76

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	.75%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Small Mid Cap Growth VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

VS2SMCG-3 (R-028388-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Value VIP

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

9 Statement of Assets and Liabilities

9 Statement of Operations

10 Statements of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

17 Information About Your Fund's Expenses

18 Proxy Voting

19 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 are 0.83% and 1.19% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Value VIP
■ Deutsche Small Mid Cap Value VIP — Class A ■ Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,212	$11,881	$11,741	$18,143	$17,650
	Average annual total return	2.12%	18.81%	5.50%	12.65%	5.85%
Russell 2500 Value Index	Growth of $10,000	$10,195	$11,836	$11,979	$18,991	$18,804
	Average annual total return	1.95%	18.36%	6.21%	13.69%	6.52%
Deutsche Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,193	$11,837	$11,622	$17,813	$17,034
	Average annual total return	1.93%	18.37%	5.14%	12.24%	5.47%
Russell 2500 Value Index	Growth of $10,000	$10,195	$11,836	$11,979	$18,991	$18,804
	Average annual total return	1.95%	18.36%	6.21%	13.69%	6.52%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/17	12/31/16

Common Stocks	96%	95%
Cash Equivalents	4%	5%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/17	12/31/16

Financials	20%	24%
Industrials	20%	15%
Information Technology	14%	15%
Real Estate	12%	7%
Consumer Discretionary	10%	14%
Materials	6%	3%
Utilities	6%	5%
Energy	5%	7%
Consumer Staples	4%	6%
Health Care	3%	4%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Richard Hanlon, CFA, Director
Mary Schafer Mahrer, Director

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

	Shares	Value ($)

Common Stocks 96.0%
Consumer Discretionary 9.5%
Auto Components 4.2%
Cooper Tire & Rubber Co.	29,100	1,050,510
Standard Motor Products, Inc.	50,604	2,642,541
Visteon Corp.*	31,037	3,167,636
		6,860,687
Automobiles 0.1%
Winnebago Industries, Inc.	4,800	168,000
Diversified Consumer Services 0.1%
Regis Corp.*	15,700	161,239
Hotels, Restaurants & Leisure 0.5%
Caesars Entertainment Corp.* (a)	59,200	710,400
Denny's Corp.*	14,000	164,780
		875,180
Leisure Products 0.2%
Mattel, Inc.	15,600	335,868
Media 2.9%
AMC Entertainment Holdings, Inc. "A"	44,500	1,012,375
Scripps Networks Interactive, Inc. "A"	31,200	2,131,272
TEGNA, Inc.	108,567	1,564,451
		4,708,098
Specialty Retail 1.5%
Hibbett Sports, Inc.* (a)	56,884	1,180,343
Staples, Inc.	128,700	1,296,009
		2,476,352
Consumer Staples 4.1%
Food Products 1.8%
Lamb Weston Holdings, Inc.	39,076	1,720,907
Pinnacle Foods, Inc.	21,000	1,247,400
		2,968,307
Household Products 2.3%
Central Garden & Pet Co.*	61,800	1,964,622
Energizer Holdings, Inc.	37,318	1,792,010
		3,756,632
Energy 5.1%
Energy Equipment & Services 1.4%
Oil States International, Inc.*	40,700	1,105,005
U.S. Silica Holdings, Inc.	31,839	1,129,966
		2,234,971
Oil, Gas & Consumable Fuels 3.7%
Cimarex Energy Co.	25,176	2,366,796
Golar LNG Ltd.	7,400	164,650
Matador Resources Co.*	69,315	1,481,261
Noble Energy, Inc.	71,700	2,029,110
		6,041,817
Financials 18.8%
Banks 8.5%
Capital Bank Financial Corp. "A"	49,349	1,880,197
Great Western Bancorp., Inc.	62,102	2,534,383
Hancock Holding Co.	35,416	1,735,384
KeyCorp	204,654	3,835,216
OFG Bancorp. (a)	172,382	1,723,820
Sterling Bancorp.	95,454	2,219,305
		13,928,305
	Shares	Value ($)

Capital Markets 2.3%
Lazard Ltd. "A"	78,446	3,634,403
Consumer Finance 2.0%
Synchrony Financial	109,865	3,276,174
Insurance 4.3%
CNO Financial Group, Inc.	155,178	3,240,117
Reinsurance Group of America, Inc.	29,749	3,819,474
		7,059,591
Thrifts & Mortgage Finance 1.7%
Walker & Dunlop, Inc.*	57,331	2,799,473
Health Care 3.2%
Health Care Providers & Services 2.5%
Aceto Corp.	92,204	1,424,552
HealthSouth Corp.	54,935	2,658,854
		4,083,406
Life Sciences Tools & Services 0.7%
PerkinElmer, Inc.	16,843	1,147,682
Industrials 18.6%
Aerospace & Defense 0.5%
Triumph Group, Inc.	28,400	897,440
Commercial Services & Supplies 5.4%
Interface, Inc.	74,475	1,463,434
Pitney Bowes, Inc.	156,263	2,359,571
Steelcase, Inc. "A"	120,420	1,685,880
The Brink's Co.	50,133	3,358,911
		8,867,796
Construction & Engineering 1.2%
Aegion Corp.*	86,800	1,899,184
Electrical Equipment 0.8%
EnerSys	18,800	1,362,060
Industrial Conglomerates 0.8%
Carlisle Companies, Inc.	13,310	1,269,774
Machinery 7.5%
Douglas Dynamics, Inc.	42,200	1,388,380
Federal Signal Corp.	61,200	1,062,432
Global Brass & Copper Holdings, Inc.	49,100	1,500,005
Hillenbrand, Inc.	79,967	2,886,809
Snap-on, Inc.	13,885	2,193,830
Stanley Black & Decker, Inc.	23,659	3,329,531
		12,360,987
Professional Services 0.4%
FTI Consulting, Inc.*	16,705	584,007
Trading Companies & Distributors 2.0%
AerCap Holdings NV*	69,933	3,246,989
Information Technology 13.3%
Communications Equipment 2.3%
Harris Corp.	34,135	3,723,446
Electronic Equipment, Instruments & Components 6.3%
Dolby Laboratories, Inc. "A"	40,858	2,000,408
Insight Enterprises, Inc.*	49,400	1,975,506
Keysight Technologies, Inc.*	78,652	3,061,922
Rogers Corp.*	22,735	2,469,476
Sanmina Corp.*	22,300	849,630
		10,356,942
	Shares	Value ($)

Internet Software & Services 0.4%
Cars.com, Inc.* (a)	23,389	622,849
IT Services 1.8%
Convergys Corp.	77,760	1,849,133
NeuStar, Inc. "A"*	33,407	1,114,123
		2,963,256
Software 1.3%
Verint Systems, Inc.*	52,794	2,148,716
Technology Hardware, Storage & Peripherals 1.2%
NetApp, Inc.	48,401	1,938,460
Materials 6.0%
Chemicals 4.8%
Celanese Corp. "A"	32,629	3,097,797
CF Industries Holdings, Inc.	63,600	1,778,256
GCP Applied Technologies, Inc.*	35,438	1,080,859
Minerals Technologies, Inc.	25,800	1,888,560
		7,845,472
Containers & Packaging 1.2%
Owens-Illinois, Inc.*	83,800	2,004,496
Real Estate 11.6%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	61,102	2,802,749
Brixmor Property Group, Inc.	87,400	1,562,712
Easterly Government Properties, Inc.	70,091	1,468,407
Gaming and Leisure Properties, Inc.	103,621	3,903,403
Highwoods Properties, Inc.	28,800	1,460,448
Pebblebrook Hotel Trust (a)	90,739	2,925,425
Physicians Realty Trust	138,108	2,781,495
STAG Industrial, Inc.	76,900	2,122,440
		19,027,079
	Shares	Value ($)

Utilities 5.8%
Electric Utilities 2.1%
IDACORP, Inc.	39,783	3,395,479
Gas Utilities 1.4%
ONE Gas, Inc.	33,200	2,317,692
Multi-Utilities 2.3%
DTE Energy Co.	34,800	3,681,492
Total Common Stocks (Cost $134,994,335)		157,029,801

Securities Lending Collateral 2.7%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (b) (c) (Cost $4,399,800)	4,399,800	4,399,800

Cash Equivalents 3.6%
Deutsche Central Cash Management Government Fund, 1.03% (b) (Cost $5,985,190)	5,985,190	5,985,190

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $145,379,325)†	102.3	167,414,791
Other Assets and Liabilities, Net	(2.3)	(3,833,686)
Net Assets	100.0	163,581,105

* Non-income producing security.

† The cost for federal income tax purposes was $145,566,584. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $21,848,207. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,414,967 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,566,760.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $4,245,124, which is 2.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 157,029,801	$ —	$ —	$ 157,029,801
Short-Term Investments (d)	10,384,990	—	—	10,384,990
Total	$ 167,414,791	$ —	$ —	$ 167,414,791

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $134,994,335) — including $4,245,124 of securities loaned	$ 157,029,801
Investment in Deutsche Government & Agency Securities Portfolio (cost $4,399,800)*	4,399,800
Investment in Deutsche Central Cash Management Government Fund (cost $5,985,190)	5,985,190
Total investments in securities, at value (cost $145,379,325)	167,414,791
Cash	10,000
Receivable for investments sold	1,667,086
Receivable for Fund shares sold	26,620
Dividends receivable	227,633
Interest receivable	4,766
Other assets	894
Total assets	169,351,790
Liabilities
Payable upon return of securities loaned	4,399,800
Payable for investments purchased	996,677
Payable for Fund shares redeemed	205,363
Accrued management fee	87,635
Accrued Trustees' fees	868
Other accrued expenses and payables	80,342
Total liabilities	5,770,685
Net assets, at value	$ 163,581,105
Net Assets Consist of
Undistributed net investment income	1,264,341
Net unrealized appreciation (depreciation) on investments	22,035,466
Accumulated net realized gain (loss)	7,697,157
Paid-in capital	132,584,141
Net assets, at value	$ 163,581,105
Class A Net Asset Value, offering and redemption price per share ($146,694,044 ÷ 8,880,906 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.52
Class B Net Asset Value, offering and redemption price per share ($16,887,061 ÷ 1,021,905 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 16.53

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,393)	$ 1,644,517
Income distributions — Deutsche Central Cash Management Government Fund	22,171
Securities lending income, net of borrower rebates	9,581
Total income	1,676,269
Expenses: Management fee	540,453
Administration fee	83,147
Services to shareholders	1,165
Record keeping fees (Class B)	8,792
Distribution service fee (Class B)	19,974
Custodian fee	1,878
Professional fees	34,595
Reports to shareholders	18,079
Trustees' fees and expenses	5,886
Other	3,994
Total expenses	717,963
Net investment income (loss)	958,306
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	8,038,990
Change in net unrealized appreciation (depreciation) on investments	(5,503,227)
Net gain (loss)	2,535,763
Net increase (decrease) in net assets resulting from operations	$ 3,494,069

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income (loss)	$ 958,306	$ 1,525,205
Net realized gain (loss)	8,038,990	3,137,095
Change in net unrealized appreciation (depreciation)	(5,503,227)	19,608,211
Net increase (decrease) in net assets resulting from operations	3,494,069	24,270,511
Distributions to shareholders from: Net investment income: Class A	(1,100,828)	(888,084)
Class B	(59,126)	(31,217)
Net realized gains: Class A	(3,269,636)	(15,665,658)
Class B	(353,505)	(1,422,898)
Total distributions	(4,783,095)	(18,007,857)
Fund share transactions: Class A Proceeds from shares sold	3,572,749	8,157,267
Reinvestment of distributions	4,370,464	16,553,742
Payments for shares redeemed	(13,410,180)	(37,741,593)
Net increase (decrease) in net assets from Class A share transactions	(5,466,967)	(13,030,584)
Class B Proceeds from shares sold	2,580,488	2,712,137
Reinvestment of distributions	412,631	1,454,115
Payments for shares redeemed	(1,349,730)	(3,082,291)
Net increase (decrease) in net assets from Class B share transactions	1,643,389	1,083,961
Increase (decrease) in net assets	(5,112,604)	(5,683,969)
Net assets at beginning of period	168,693,709	174,377,678
Net assets at end of period (including undistributed net investment income of $1,264,341 and $1,465,989, respectively)	$ 163,581,105	$ 168,693,709
Other Information
Class A Shares outstanding at beginning of period	9,208,579	10,068,570
Shares sold	212,972	525,679
Shares issued to shareholders in reinvestment of distributions	259,221	1,110,244
Shares redeemed	(799,866)	(2,495,914)
Net increase (decrease) in Class A shares	(327,673)	(859,991)
Shares outstanding at end of period	8,880,906	9,208,579
Class B Shares outstanding at beginning of period	923,852	852,173
Shares sold	154,001	176,025
Shares issued to shareholders in reinvestment of distributions	24,445	97,461
Shares redeemed	(80,393)	(201,807)
Net increase (decrease) in Class B shares	98,053	71,679
Shares outstanding at end of period	1,021,905	923,852

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 16.65	$ 15.97	$ 17.79	$ 17.08	$ 12.78	$ 11.36
Income (loss) from investment operations: Net investment income[a]	.10	.15	.09	.05	.12	.14
Net realized and unrealized gain (loss)	.26	2.34	(.31)	.88	4.35	1.42
Total from investment operations	.36	2.49	(.22)	.93	4.47	1.56
Less distributions from: Net investment income	(.12)	(.10)	(.05)	(.14)	(.17)	(.14)
Net realized gains	(.37)	(1.71)	(1.55)	(.08)	—	—
Total distributions	(.49)	(1.81)	(1.60)	(.22)	(.17)	(.14)
Net asset value, end of period	$ 16.52	$ 16.65	$ 15.97	$ 17.79	$ 17.08	$ 12.78
Total Return (%)	2.12**	16.89[b]	(1.91)	5.53	35.24	13.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	153	161	205	240	219
Ratio of expenses before expense reductions (%)[c]	.83*	.83	.80	.82	.82	.82
Ratio of expenses after expense reductions (%)[c]	.83*	.82	.80	.82	.82	.82
Ratio of net investment income (%)	1.18*	.99	.51	.32	.81	1.18
Portfolio turnover rate (%)	26**	53	25	34	115	11

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Class B	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 16.63	$ 15.95	$ 17.77	$ 17.07	$ 12.78	$ 11.36
Income (loss) from investment operations: Net investment income[a]	.07	.09	.02	(.01)	.07	.10
Net realized and unrealized gain (loss)	.26	2.34	(.29)	.87	4.34	1.42
Total from investment operations	.33	2.43	(.27)	.86	4.41	1.52
Less distributions from: Net investment income	(.06)	(.04)	—	(.08)	(.12)	(.10)
Net realized gains	(.37)	(1.71)	(1.55)	(.08)	—	—
Total distributions	(.43)	(1.75)	(1.55)	(.16)	(.12)	(.10)
Net asset value, end of period	$ 16.53	$ 16.63	$ 15.95	$ 17.77	$ 17.07	$ 12.78
Total Return (%)	1.93**	16.47[b]	(2.21)	5.09	34.70	13.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	15	14	17	20	17
Ratio of expenses before expense reductions (%)[c]	1.19*	1.19	1.16	1.17	1.17	1.16
Ratio of expenses after expense reductions (%)[c]	1.19*	1.18	1.16	1.17	1.17	1.16
Ratio of net investment income (loss) (%)	.84*	.57	.14	(.04)	.45	.81
Portfolio turnover rate (%)	26**	53	25	34	115	11

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period.. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment transactions (excluding short-term investments) aggregated $41,803,675 and $47,557,183, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2017 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.84%
Class B	1.20%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $83,147, of which $13,482 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at June 30, 2017
Class A	$ 302	$ 142
Class B	227	112
	$ 529	$ 254

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2017, the Distribution Service Fee aggregated $19,974, of which $3,434 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $5,970, of which $5,506 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At June 30, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55% and 21%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 25%, 21% and 19%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,021.20	$ 1,019.30
Expenses Paid per $1,000*	$ 4.16	$ 5.96
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,020.68	$ 1,018.89
Expenses Paid per $1,000*	$ 4.16	$ 5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	.83%	1.19%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Small Mid Cap Value VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Notes

VS2SMCV-3 (R-028381-6  8/17)

June 30, 2017

Semiannual Report

Deutsche Variable Series II

Deutsche Unconstrained Income VIP

(Effective on or about October 2, 2017, Deutsche Unconstrained Income VIP will be renamed Deutsche Multisector Income VIP.)

Contents

3 Performance Summary

4 Portfolio Summary

4 Portfolio Management Team

5 Investment Portfolio

13 Statement of Assets and Liabilities

14 Statement of Operations

15 Statements of Changes in Net Assets

16 Financial Highlights

17 Notes to Financial Statements

26 Information About Your Fund's Expenses

27 Proxy Voting

28 Advisory Agreement Board Considerations and Fee Evaluation

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2017 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2017 is 1.34% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment in Deutsche Unconstrained Income VIP
■ Deutsche Unconstrained Income VIP — Class A ■ Bloomberg Barclays U.S. Universal Index

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
Deutsche Unconstrained Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,396	$10,321	$9,877	$10,973	$15,762
	Average annual total return	3.96%	3.21%	–0.41%	1.87%	4.66%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,263	$10,091	$10,851	$11,442	$15,868
	Average annual total return	2.63%	0.91%	2.76%	2.73%	4.73%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/17	12/31/16

Government & Agency Obligations	42%	41%
Corporate Bonds	25%	20%
Exchange-Traded Funds	8%	11%
Collateralized Mortgage Obligations	5%	10%
Commercial Mortgage-Backed Securities	5%	5%
Mortgage-Backed Security Pass-Throughs	4%	—
Loan Participations and Assignments	4%	5%
Cash Equivalents	3%	5%
Short-Term U.S. Treasury Obligations	2%	2%
Asset-Backed	1%	1%
Convertible Bond	1%	0%
Common Stocks	0%	0%
Warrant	0%	0%
Put Options Purchased	—	0%
	100%	100%

Quality (Excludes Cash Equivalents, Securities Lending Collateral and Exchange-Traded Funds)	6/30/17	12/31/16

AAA	40%	41%
AA	0%	1%
A	5%	9%
BBB	28%	31%
BB	16%	9%
B	6%	3%
CCC or Below	5%	6%
	100%	100%

Interest Rate Sensitivity	6/30/17	12/31/16

Effective Maturity	6.6 years	7.2 years
Effective Duration	4.1 years	4.6 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Portfolio Management Team

Prior to August 1, 2017, the portfolio management team is as follows:

Gary Russell, CFA, Managing Director
John D. Ryan, Managing Director
Darwei Kung, Managing Director

Portfolio Managers

Effective August 1, 2017, the portfolio management team is as follows:

John D. Ryan, Managing Director
Kevin Bliss, Director

Portfolio Managers

Investment Portfolio June 30, 2017 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 23.9%
Consumer Discretionary 1.9%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026		200,000	200,500
American Axle & Manufacturing, Inc., 144A, 6.25%, 4/1/2025 (b)		60,000	58,500
Charter Communications Operating LLC:
3.579%, 7/23/2020		20,000	20,668
4.908%, 7/23/2025		10,000	10,803
CVS Health Corp., 5.125%, 7/20/2045		30,000	34,392
General Motors Co., 6.6%, 4/1/2036		15,000	17,379
Nordstrom, Inc.:
4.0%, 3/15/2027		20,000	19,571
5.0%, 1/15/2044		35,000	33,347
Viacom, Inc.:
5.875%, 2/28/2057		20,000	20,800
6.25%, 2/28/2057		20,000	20,800
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		20,000	21,283
			458,043
Consumer Staples 0.9%
Kraft Heinz Foods Co., 4.375%, 6/1/2046		200,000	195,867
Molson Coors Brewing Co., 4.2%, 7/15/2046		15,000	14,793
			210,660
Energy 9.3%
Canadian Natural Resources Ltd.:
3.85%, 6/1/2027		25,000	24,797
4.95%, 6/1/2047		20,000	20,298
Continental Resources, Inc., 5.0%, 9/15/2022		100,000	98,125
Ecopetrol SA, 5.875%, 9/18/2023		100,000	109,350
Enbridge, Inc., 5.5%, 12/1/2046		20,000	22,370
Energy Transfer LP, 5.95%, 10/1/2043		10,000	10,594
EnLink Midstream Partners LP, 5.45%, 6/1/2047		35,000	34,898
Halliburton Co., 4.85%, 11/15/2035		10,000	10,691
Hess Corp.:
5.6%, 2/15/2041		50,000	49,153
5.8%, 4/1/2047		25,000	25,208
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		100,000	94,250
KazMunayGas National Co. JSC:
144A, 3.875%, 4/19/2022		200,000	197,920
144A, 4.75%, 4/19/2027		200,000	196,020
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042		40,000	37,763
Lukoil International Finance BV, 144A, 6.656%, 6/7/2022		150,000	168,345
Marathon Oil Corp., 5.2%, 6/1/2045		35,000	33,557
MEG Energy Corp., 144A, 6.5%, 1/15/2025 (b)		100,000	91,000
Noble Holding International Ltd.:
5.75%, 3/16/2018		10,000	10,061
7.75%, 1/15/2024 (b)		100,000	79,125
Oasis Petroleum, Inc., 6.875%, 3/15/2022 (b)		50,000	48,500
		Principal Amount ($)(a)	Value ($)

Pertamina Persero PT, 144A, 5.25%, 5/23/2021		200,000	216,542
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	200,000	236,469
Plains All American Pipeline LP:
2.85%, 1/31/2023		25,000	24,253
4.3%, 1/31/2043		35,000	29,947
4.5%, 12/15/2026		50,000	50,568
Regency Energy Partners LP, 4.5%, 11/1/2023		20,000	20,752
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		20,000	19,498
Transcanada Trust, 5.3%, 3/15/2077		90,000	92,520
Weatherford International Ltd., 144A, 9.875%, 2/15/2024		100,000	104,500
WPX Energy, Inc., 6.0%, 1/15/2022		100,000	99,000
			2,256,074
Financials 3.7%
Akbank TAS, 144A, 5.0%, 10/24/2022		400,000	398,752
Ares Capital Corp., 3.625%, 1/19/2022		20,000	20,231
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		10,000	10,879
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		30,000	30,881
FS Investment Corp., 4.75%, 5/15/2022		40,000	41,072
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		20,000	21,160
Legg Mason, Inc., 5.625%, 1/15/2044		20,000	21,243
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	10,115
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		20,000	22,744
Santander Holdings U.S.A., Inc., 144A, 3.7%, 3/28/2022		75,000	75,969
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		20,000	20,564
TC Ziraat Bankasi AS, 144A, 5.125%, 5/3/2022		200,000	200,654
Voya Financial, Inc., 4.8%, 6/15/2046		15,000	15,624
			889,888
Health Care 0.7%
Abbott Laboratories, 2.9%, 11/30/2021		60,000	60,670
Allergan Funding SCS, 4.75%, 3/15/2045		4,000	4,318
Celgene Corp., 5.0%, 8/15/2045		10,000	11,260
Express Scripts Holding Co.:
3.4%, 3/1/2027		25,000	24,128
4.8%, 7/15/2046		20,000	20,343
Gilead Sciences, Inc., 4.15%, 3/1/2047		15,000	15,070
Mylan NV, 5.25%, 6/15/2046		25,000	27,348
Stryker Corp., 4.625%, 3/15/2046		10,000	10,925
			174,062
		Principal Amount ($)(a)	Value ($)

Industrials 0.3%
FedEx Corp., 4.55%, 4/1/2046		15,000	15,757
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022		60,000	62,719
			78,476
Information Technology 1.3%
Dell International LLC:
144A, 4.42%, 6/15/2021		100,000	105,422
144A, 8.1%, 7/15/2036		20,000	25,138
DXC Technology Co., 144A, 4.75%, 4/15/2027		90,000	93,842
Seagate HDD Cayman:
144A, 4.25%, 3/1/2022		30,000	30,494
5.75%, 12/1/2034		30,000	30,012
Xilinx, Inc., 2.95%, 6/1/2024		35,000	35,094
			320,002
Materials 0.9%
AK Steel Corp., 7.0%, 3/15/2027 (b)		100,000	103,250
CF Industries, Inc., 144A, 4.5%, 12/1/2026		5,000	5,141
Chemours Co., 6.625%, 5/15/2023		60,000	63,450
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		10,000	10,454
Potash Corp. of Saskatchewan, Inc., 4.0%, 12/15/2026		30,000	30,933
			213,228
Real Estate 1.2%
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023		40,000	39,019
(REIT), 5.95%, 12/15/2026		40,000	39,609
Crown Castle International Corp., (REIT), 5.25%, 1/15/2023		15,000	16,662
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		60,000	64,315
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024		35,000	35,602
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028		35,000	34,940
(REIT), 4.95%, 4/1/2024		30,000	31,421
Select Income REIT:
(REIT), 4.15%, 2/1/2022		30,000	30,244
(REIT), 4.25%, 5/15/2024		10,000	9,911
			301,723
Telecommunication Services 1.4%
AT&T, Inc.:
3.4%, 5/15/2025		50,000	49,154
4.5%, 5/15/2035		35,000	34,433
Frontier Communications Corp., 6.25%, 9/15/2021		100,000	89,250
Telefonica Emisiones SAU, 5.213%, 3/8/2047		150,000	161,960
Verizon Communications, Inc., 4.272%, 1/15/2036		15,000	14,477
			349,274
Utilities 2.3%
Electricite de France SA, 144A, 4.75%, 10/13/2035		25,000	26,703
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023		400,000	407,880
Great Plains Energy, Inc., 4.85%, 4/1/2047		20,000	20,580
NRG Energy, Inc., 6.25%, 7/15/2022		100,000	102,625
		Principal Amount ($)(a)	Value ($)

Southern Power Co., Series F, 4.95%, 12/15/2046		7,000	7,228
			565,016
Total Corporate Bonds (Cost $5,778,010)			5,816,446

Mortgage-Backed Securities Pass-Throughs 3.8%
Federal Home Loan Mortgage Corp., 4.5%, 4/1/2047		394,891	423,314
Federal National Mortgage Association, 4.0%, 12/1/2040		482,763	509,928
Total Mortgage-Backed Securities Pass-Throughs (Cost $937,059)			933,242

Asset-Backed 1.4%
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		22,690	23,046
Miscellaneous 1.3%
Domino's Pizza Master Issuer LLC:
"A23", Series 2017-1A, 144A, 4.118%, 7/25/2047 (c)		110,000	109,931
"A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		86,691	86,732
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		115,768	114,417
			311,080
Total Asset-Backed (Cost $340,080)			334,126

Commercial Mortgage-Backed Securities 4.4%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.23%**, 12/15/2040		157,444	158,010
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		110,000	114,962
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		502,641	494,054
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		170,000	171,839
"A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	129,912
Total Commercial Mortgage-Backed Securities (Cost $1,074,756)			1,068,777

Collateralized Mortgage Obligations 5.3%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 3.59%**, 2/25/2034		45,292	44,843
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.882%**, 12/25/2035		64,704	65,666
		Principal Amount ($)(a)	Value ($)

Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		41,404	41,181
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 3.174%**, 9/25/2028		131,061	132,936
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		493,883	23,166
"H", Series 4865, 4.0%, 8/15/2044		247,722	262,818
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		175,979	14,766
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		510,005	100,427
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		29,403	1,373
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		47,198	2,119
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		116,348	22,619
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		1,099	0
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		1,237,328	162,409
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		156,772	20,631
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		304,119	57,988
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		48,720	8,658
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		153,133	25,823
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		158,266	28,708
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		148,858	25,632
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 3.324%**, 4/25/2036		166,682	161,782
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 3.266%**, 10/25/2033		34,958	34,980
Wells Fargo Mortgage-Backed Securities Trust, "2A3",Series 2004-EE, 3.237%**, 12/25/2034		50,289	49,978
Total Collateralized Mortgage Obligations (Cost $1,039,885)			1,288,503

Government & Agency Obligations 40.5%
Other Government Related (d) 3.8%
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	206,260
Sberbank of Russia, 144A, 5.125%, 10/29/2022		200,000	206,000
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		290,000	313,925
Vnesheconombank, 144A, 6.025%, 7/5/2022		200,000	214,282
			940,467
		Principal Amount ($)(a)	Value ($)

Sovereign Bonds 11.8%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		200,000	202,000
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	110,900
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		700,000	696,780
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	2,775,632	145,285
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	170
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	48,187
Republic of Namibia:
144A, 5.25%, 10/29/2025		200,000	205,790
144A, 5.5%, 11/3/2021		200,000	215,234
Republic of Portugal, 144A, 5.125%, 10/15/2024		400,000	408,000
Republic of Slovenia, 144A, 5.5%, 10/26/2022		100,000	114,090
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022		500,000	517,623
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	3,845,600	197,811
			2,861,870
U.S. Treasury Obligations 24.9%
U.S. Treasury Bond, 3.0%, 5/15/2047		35,000	36,121
U.S. Treasury Notes:
0.75%, 10/31/2017 (e)		730,000	729,168
1.5%, 5/31/2019		232,600	233,118
1.625%, 12/31/2019		109,000	109,409
1.625%, 2/15/2026		5,000,000	4,751,955
1.625%, 5/15/2026		50,000	47,402
2.375%, 5/15/2027		150,000	150,949
			6,058,122
Total Government & Agency Obligations (Cost $9,905,047)			9,860,459

Short-Term U.S. Treasury Obligation 1.6%
U.S. Treasury Bill, 0.59%***, 8/10/2017 (f) (Cost $379,638)		380,000	379,650

Loan Participations and Assignments 3.6%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.976%, 5/20/2021		101,750	102,005
Calpine Corp., Term Loan B5, 4.046%, 1/15/2024		191,100	191,046
DaVita HealthCare Partners, Inc., Term Loan B, 3.976%, 6/24/2021		67,900	68,070
Level 3 Financing, Inc., Term Loan B, 3.466%, 2/22/2024		60,000	60,206
MacDermid, Inc., Term Loan B6, 4.226%, 6/7/2023		61,853	62,038
MEG Energy Corp., Term Loan B, 4.696%, 12/31/2023		29,526	28,871
NRG Energy, Inc., Term Loan B, 3.546%, 6/30/2023		114,581	114,567
		Principal Amount ($)(a)	Value ($)

Quebecor Media, Inc., Term Loan B1, 3.432%, 8/17/2020		86,625	86,986
Valeant Pharmaceuticals International, Inc., Term Loan B, 5.83%, 4/1/2022		150,556	152,775
Total Loan Participations and Assignments (Cost $863,327)			866,564

Convertible Bond 0.5%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $133,424)		134,561	132,810

	Shares	Value ($)

Common Stocks 0.0%
Materials
GEO Specialty Chemicals, Inc.* (Cost $19,933)	13,196	5,000

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $17,432)	85	2,818

	Shares	Value ($)

Exchange-Traded Funds 8.1%
iShares iBoxx $ High Yield Corporate Bond ETF (b)	9,000	795,510
SPDR Bloomberg Barclays High Yield Bond ETF	25,000	930,000
VanEck Vectors JPMorgan EM Local Currency Bond ETF	12,500	236,125
Total Exchange-Traded Funds (Cost $1,965,475)		1,961,635

Securities Lending Collateral 4.5%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (g) (h) (Cost $1,094,375)	1,094,375	1,094,375

Cash Equivalents 3.2%
Deutsche Central Cash Management Government Fund, 1.03% (g) (Cost $778,005)	778,005	778,005

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $24,326,446)†	100.8	24,522,410
Other Assets and Liabilities, Net	(0.8)	(201,648)
Net Assets	100.0	24,320,762

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2017.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $24,327,830. At June 30, 2017, net unrealized appreciation for all securities based on tax cost was $194,580. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $530,249 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $335,669.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $1,065,391, which is 4.4% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At June 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) At June 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

EM: Emerging Markets

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

SPDR: Standard & Poor's Depositary Receipt

At June 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	9/15/2017	8	794,792	(10,593)
5 Year U.S. Treasury Note	USD	9/29/2017	12	1,414,031	(8,836)
Ultra Long U.S. Treasury Bond	USD	9/20/2017	1	165,875	3,076
Total net unrealized depreciation					(16,353)

At June 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	9/29/2017	15	3,241,641	1,143
Ultra 10 Year U.S. Treasury Note	USD	9/20/2017	20	2,696,250	33,211
Total unrealized appreciation					34,354

At June 30, 2017, open credit default swap contracts sold were as follows:

Centrally Cleared Swap
Expiration Date	Notional Amount ($) (i)	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized (Depreciation) ($)
6/20/2022	3,070,000	5.0%	Markit CDX North America High Yield Index	217,441	(336)

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

As of June 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	27,755,025	USD	249,257	8/21/2017	1,941	BNP Paribas
USD	591,836	MXN	10,926,000	9/12/2017	3,247	Citigroup, Inc.
Total unrealized appreciation					5,188

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
MXN	14,500,000	USD	772,695	7/20/2017	(23,509)	Toronto Dominion Bank
EUR	200,000	USD	218,020	7/26/2017	(10,743)	Citigroup, Inc.
USD	250,000	JPY	27,755,025	8/21/2017	(2,684)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(36,936)

Currency Abbreviations
ARS Argentine Peso AUD Australian Dollar EUR Euro HUF Hungarian Forint IDR Indonesian Rupiah JPY Japanese Yen MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$ —	$ 5,816,446	$ —	$ 5,816,446
Mortgage-Backed Securities Pass-Throughs	—	933,242	—	933,242
Asset-Backed	—	334,126	—	334,126
Commercial Mortgage-Backed Securities	—	1,068,777	—	1,068,777
Collateralized Mortgage Obligations	—	1,288,503	—	1,288,503
Government & Agency Obligations	—	9,860,459	—	9,860,459
Short-Term U.S. Treasury Obligation	—	379,650	—	379,650
Loan Participations and Assignments	—	866,564	—	866,564
Convertible Bond	—	—	132,810	132,810
Common Stocks	—	—	5,000	5,000
Warrant	—	—	2,818	2,818
Exchange-Traded Funds	1,961,635	—	—	1,961,635
Short-Term Investments (j)	1,872,380	—	—	1,872,380
Derivatives (k)
Futures Contracts	37,430	—	—	37,430
Forward Foreign Currency Exchange Contracts	—	5,188	—	5,188
Total	$ 3,871,445	$ 20,552,955	$ 140,628	$ 24,565,028
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Futures Contracts	$ (19,429)	$ —	$ —	$ (19,429)
Credit Default Swap Contracts	—	(336)	—	(336)
Forward Foreign Currency Exchange Contracts	—	(36,936)	—	(36,936)
Total	$ (19,429)	$ (37,272)	$ —	$ (56,701)

There have been no transfers between fair value measurement levels during the period ended June 30, 2017.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $22,454,066) — including $1,065,391 of securities loaned	$ 22,650,030
Investments in Deutsche Government & Agency Securities Portfolio (cost $1,094,375)*	1,094,375
Investment in Deutsche Central Cash Management Government Fund (cost $778,005)	778,005
Total investments in securities, at value (cost $24,326,446)	24,522,410
Cash	224,052
Foreign currency, at value (cost $451,952)	438,134
Receivable for investments sold	481,695
Receivable for Fund shares sold	99
Interest receivable	194,871
Receivable for variation margin on centrally cleared swap contracts	160
Net receivable for pending swap contracts	2,733
Unrealized appreciation on forward foreign currency exchange contracts	5,188
Foreign taxes recoverable	632
Other assets	345
Total assets	$ 25,870,319
Liabilities
Payable upon return of securities loaned	1,094,375
Payable for investments purchased	214,052
Payable for investments purchased — when-issued security	110,000
Payable for Fund shares redeemed	7,475
Payable for variation margin on futures contracts	4,403
Unrealized depreciation on forward foreign currency exchange contracts	36,936
Accrued Trustees' fees	398
Other accrued expenses and payables	81,918
Total liabilities	1,549,557
Net assets, at value	$ 24,320,762
Net Assets Consist of
Undistributed net investment income	263,141
Net unrealized appreciation (depreciation) on: Investments	195,964
Swap contracts	(336)
Futures	18,001
Foreign currency	(45,360)
Accumulated net realized gain (loss)	(4,592,084)
Paid-in capital	28,481,436
Net assets, at value	$ 24,320,762
Class A Net Asset Value, offering and redemption price per share ($24,320,762 ÷ 2,444,052 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.95

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2017 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $417)	$ 333,897
Dividends	53,356
Income distributions — Deutsche Central Cash Management Government Fund	4,878
Securities lending income, net of borrower rebates	5,766
Total income	397,897
Expenses: Management fee	66,787
Administration fee	12,143
Services to shareholders	353
Custodian fee	14,743
Professional fees	43,695
Reports to shareholders	11,133
Trustees' fees and expenses	1,690
Pricing service fee	11,015
Other	1,115
Total expenses before expense reductions	162,674
Expense reductions	(81,255)
Total expenses after expense reductions	81,419
Net investment income	316,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(49,997)
Swap contracts	178,849
Futures	184,019
Written options	93,862
Foreign currency	(23,480)
383,253
Change in net unrealized appreciation (depreciation) on: Investments	610,696
Swap contracts	(380,606)
Futures	118,956
Written options	(86,505)
Foreign currency	(14,811)
247,730
Net gain (loss)	630,983
Net increase (decrease) in net assets resulting from operations	$ 947,461

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations: Net investment income	$ 316,478	$ 620,959
Net realized gain (loss)	383,253	(1,726,036)
Change in net unrealized appreciation (depreciation)	247,730	1,292,328
Net increase (decrease) in net assets resulting from operations	947,461	187,251
Distributions to shareholders from: Net investment income: Class A	(201,605)	(2,341,380)
Total distributions	(201,605)	(2,341,380)
Fund share transactions: Class A Proceeds from shares sold	500,027	1,180,584
Reinvestment of distributions	201,605	2,341,380
Payments for shares redeemed	(1,850,201)	(9,433,108)
Net increase (decrease) in net assets from Class A share transactions	(1,148,569)	(5,911,144)
Increase (decrease) in net assets	(402,713)	(8,065,273)
Net assets at beginning of period	24,723,475	32,788,748
Net assets at end of period (including undistributed net investment income of $263,141 and $148,268, respectively)	$ 24,320,762	$ 24,723,475
Other Information
Class A Shares outstanding at beginning of period	2,560,974	3,142,272
Shares sold	50,544	115,644
Shares issued to shareholders in reinvestment of distributions	20,405	245,171
Shares redeemed	(187,871)	(942,113)
Net increase (decrease) in Class A shares	(116,922)	(581,298)
Shares outstanding at end of period	2,444,052	2,560,974

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 6/30/17 (Unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.43	$ 11.20	$ 11.53	$ 12.60	$ 11.90
Income (loss) from investment operations: Net investment income[a]	.13	.22	.40	.49	.49	.57
Net realized and unrealized gain (loss)	.25	(.17)	(.72)	(.23)	(.59)	.92
Total from investment operations	.38	.05	(.32)	.26	(.10)	1.49
Less distributions from: Net investment income	(.08)	(.83)	(.45)	(.59)	(.62)	(.76)
Net realized gains	—	—	—	—	(.35)	(.03)
Total distributions	(.08)	(.83)	(.45)	(.59)	(.97)	(.79)
Net asset value, end of period	$ 9.95	$ 9.65	$ 10.43	$ 11.20	$ 11.53	$ 12.60
Total Return (%)[b]	3.96**	.50	(3.02)	2.23	(1.04)	13.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	25	33	54	61	73
Ratio of expenses before expense reductions (%)[c]	1.34*	1.31	1.15	1.08	1.02	.99
Ratio of expenses after expense reductions (%)[c]	.67*	.68	.70	.77	.74	.77
Ratio of net investment income (%)	2.61*	2.19	3.67	4.23	4.16	4.72
Portfolio turnover rate (%)	59**	159	185	185	183	164

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

c Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of June 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as corporate bonds and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 311,375	$ —	$ —	$ —	$ 311,375
Exchange-Traded Funds	783,000	—	—	—	783,000
Total Borrowings	$ 1,094,375	$ —	$ —	$ —	$ 1,094,375
Gross amount of recognized liabilities for securities lending transactions					$ 1,094,375

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $5,075,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,624,000) and long-term losses ($2,451,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended June 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of June 30, 2017. For the six months ended June 30, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $17,200,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended June 30, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default on fund securities.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $2,772,000 to $3,070,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the six months ended June 30, 2017, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

There were no open purchased or written option contracts as of June 30, 2017 For the six months ended June 30, 2017, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $15,000, and written option contracts had a total value generally indicative of a range from $0 to approximately $116,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,375,000 to $8,144,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $134,000 to $5,938,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2017, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2017, is included in a table following the Fund’s Investment Portfolio. For the six months ended June 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,240,000 to $2,150,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $638,000 to $1,551,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 37,430	$ 37,430
Foreign Exchange Contracts (b)	5,188	—	5,188
	$ 5,188	$ 37,430	$ 42,618

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$ —	$ —	$ (19,429)	$ (19,429)
Credit Contracts (c)	—	(336)	—	(336)
Foreign Exchange Contracts (d)	(36,936)	—	—	(36,936)
	$ (36,936)	$ (336)	$ (19,429)	$ (56,701)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Includes cumulative depreciation of futures and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$ (225,738)	$ 93,862	$ —	$ 21,933	$ 184,019	$ 74,076
Credit Contracts (e)	—	—	—	156,916	—	156,916
Foreign Exchange Contracts (f)	—	—	(63,636)	—	—	(63,636)
	$ (225,738)	$ 93,862	$ (63,636)	$ 178,849	$ 184,019	$ 167,356

Each of the above derivatives is located in the following Statement of Operations accounts:

(e) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(f) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$ 210,480	$ (86,505)	$ —	$ (290,521)	$ 118,956	$ (47,590)
Credit Contracts (g)	—	—	—	(90,085)	—	(90,085)
Foreign Exchange Contracts (h)	—	—	(32,511)	—	—	(32,511)
	$ 210,480	$ (86,505)	$ (32,511)	$ (380,606)	$ 118,956	$ (170,186)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(h) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of June 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$ 1,941	$ —	$ —	$ 1,941
Citigroup, Inc.	3,247	(3,247)	—	—
	$ 5,188	$ (3,247)	$ —	$ 1,941
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 10,743	$ (3,247)	$ —	$ 7,496
JPMorgan Chase Securities, Inc.	2,684	—	—	2,684
Toronto-Dominion Bank	23,509	—	—	23,509
	$ 36,936	$ (3,247)	$ —	$ 33,689
C. Purchases and Sales of Securities

During the six months ended June 30, 2017, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $12,103,935 and $12,697,181, respectively. Purchases and sales of U.S. Treasury obligations aggregated $1,002,989 and $1,070,344, respectively.

For the six months ended June 30, 2017, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	2,800,000	$ 202,062
Options bought back	(1,400,000)	(101,031)
Options expired	(1,400,000)	(101,031)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the six months ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2017 through April 30, 2018, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.67%.

For the six months ended June 30, 2017, fees waived and/or expenses reimbursed amounted to $81,255.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2017, the Administration Fee was $12,143, of which $2,006 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2017, the amounts charged to the Fund by DSC aggregated $65, of which $32 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,543, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended June 30, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $434.

E. Investing in High-Yield Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the Fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At June 30, 2017, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55% and 41%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

I. Fund Name Change

Effective on or about October 2, 2017, the Fund will be renamed Deutsche Multisector Income VIP, to better reflect the Fund's investment strategy.

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017
Actual Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,039.60
Expenses Paid per $1,000*	$ 3.39
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/17	$ 1,000.00
Ending Account Value 6/30/17	$ 1,021.47
Expenses Paid per $1,000*	$ 3.36

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Unconstrained Income VIP	.67%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Unconstrained Income VIP’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees of Deutsche Variable Series II (hereinafter referred to as the "Board" or "Trustees") approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), a U.K.-based affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Unconstrained Income VIP (the "Fund") at an in-person meeting in February 2017. In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Notes

VS2UI-3 (R-028389-6  8/17)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series II

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/22/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/22/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	8/22/2017